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                                                                   EXHIBIT 10.58











                               ADDISON CIRCLE ONE

                             OFFICE LEASE AGREEMENT



                                     BETWEEN



                    CHAMPION ADDISON ONE LIMITED PARTNERSHIP,
                         A DELAWARE LIMITED PARTNERSHIP,
                                   AS LANDLORD



                                       AND


               CAPROCK COMMUNICATIONS CORP., A TEXAS CORPORATION,
                                    AS TENANT










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                                TABLE OF CONTENTS


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1.       Definitions .............................................................  1
          (a)      "Applicable Laws" .............................................  1
          (b)      "Base Amount" .................................................  1
          (c)      "Base Building Plans" .........................................  1
          (d)      "Base Rental"..................................................  1
          (e)      "Basic Operating Costs"........................................  1
          (f)      "Broker".......................................................  1
          (g)      "Building" ....................................................  1
          (h)      "Building Standard"............................................  1
          (i)      "Commencement Date"............................................  1
          (j)      "Common Areas" ................................................  2
          (k)      "Complex" .....................................................  2
          (l)      "Default Rate" ................................................  2
          (m)      "Delivery Date" ...............................................  2
          (n)      "Design Criteria"  ............................................  2
          (o)      "Effective Date" ..............................................  2
          (p)      "Final Phase" .................................................  2
          (q)      "Final Stage" .................................................  2
          (r)      "Initial Improvements" ........................................  2
          (s)      "Initial Premises" ............................................  2
          (t)      "Initial Stage" ...............................................  2
          (u)      "Landlord Related Party" ......................................  2
          (v)      "Lease Term" ..................................................  2
          (w)      "Lease Year" ..................................................  2
          (x)      "Market Area" .................................................  2
          (y)      "Normal Business Holidays" ....................................  2
          (z)      "Normal Business Hours" .......................................  3
          (aa)     "Office Portion of the Parking Garage" ........................  3
          (ab)     "Parking Agreement" ...........................................  3
          (ac)     "Parking Areas" ...............................................  3
          (ad)     "Parking Garage" ..............................................  3
          (ae)     "Premises"  ...................................................  3
          (af)     "Property"  ...................................................  3
          (ag)     "Punchlist Items"  ............................................  3
          (ah)     "Ready for Tenant's Work"  ....................................  3
          (ai)     "Rent" ........................................................  3
          (aj)     "Rentable Area" ...............................................  3
          (ak)     "Rentable Area of the Building" ...............................  3
          (al)     "Rentable Area of the Premises" ...............................  3
          (am)     "Rules and Regulations" .......................................  3
          (an)     "Second Phase" ................................................  4
          (ao)     "Second Stage" ................................................  4
          (ap)     "Security Deposit" ............................................  4
          (aq)     "Service Areas" ...............................................  4
          (ar)     "Stage" .......................................................  4
          (as)     "Substantially Complete" ......................................  4
          (at)     "Taxes" .......................................................  4
          (au)     "Tenant Delay" ................................................  4
          (av)     "Tenant Improvements" .........................................  4
          (aw)     "Tenant Improvements Agreement" ...............................  4
          (ax)     "Tenant Related Party" ........................................  4
          (ay)     "Tenant's Share" ..............................................  4
          (az)     "Tenant's Share of Basic Operating Costs" .....................  5

2.       Lease Grant .............................................................  5

3.       Lease Term; Acceptance of Premises ......................................  5

4.       Use .....................................................................  6


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                                TABLE OF CONTENTS
                                  (continued)


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5.       Payment of Rent .........................................................  6

6.       Electricity and Basic Operating Costs  ..................................  6

7.       Late Payments; Dishonored Checks ........................................ 11

8.       Security Deposit ........................................................ 11

9.       Services to be Furnished by Landlord  ................................... 12

10.      Graphics; Signage ....................................................... 13

11.      Telecommunications ...................................................... 14

12.      Repair and Maintenance by Landlord ...................................... 15

13.      Maintenance by Tenant ................................................... 15

14.      Repairs by Tenant ....................................................... 15

15.      Alterations, Additions, Improvements .................................... 15

16.      Laws and Regulations; Disability Laws; Building Rules and Regulations ... 16

17.      Entry by Landlord ....................................................... 17

18.      Assignment and Subletting ............................................... 17

19.      Mechanic's Liens ........................................................ 19

20.      Property Insurance ...................................................... 19

21.      Liability Insurance ..................................................... 20

22.      INDEMNITY  .............................................................. 20

23.      WAIVER OF SUBROGATION RIGHTS ............................................ 21

24.      Casualty Damage ......................................................... 21

25.      Condemnation  ........................................................... 22

26.      DAMAGES FROM CERTAIN CAUSES ............................................. 22

27.      Default by Tenant ....................................................... 23

28.      Default by Landlord ..................................................... 24

29.      Quiet Enjoyment  ........................................................ 25

30.      Holding Over  ........................................................... 25

31.      Change of Building Name or Common Areas  ................................ 25

32.      Subordination to Mortgage; Estoppel Agreement  .......................... 25

33.      Waiver of Landlord's Lien  .............................................. 26

34.      Attorney's Fees ......................................................... 26

35.      No Implied Waiver ....................................................... 26

36.      Independent Obligations ................................................. 27

37.      Recourse Limitation ..................................................... 27
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                                TABLE OF CONTENTS
                                  (continued)


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38.      Notices ................................................................. 27

39.      Severability  ........................................................... 27

40.      Recordation  ............................................................ 27

41.      Governing Law ........................................................... 27

42.      Force Majeure ........................................................... 27

43.      Time of Performance ..................................................... 27

44.      Transfers by Landlord  .................................................. 27

45.      Commissions ............................................................. 27

46.      Effect of Delivery of This Lease  ....................................... 28

47.      WAIVER OF WARRANTIES AND ACCEPTANCE OF CONDITION  ....................... 28

48.      Merger of Estates  ...................................................... 28

49.      Survival of Indemnities and Covenants  .................................. 28

50.      Headings ................................................................ 28

51.      Entire Agreement; Amendments   .......................................... 28

52.      Exhibits ................................................................ 29

53.      Joint and Several Liability  ............................................ 29

54.      Multiple Counterparts  .................................................. 29

55.      Building Signage ........................................................ 29

56.      Satellite Dish  ......................................................... 30

57.      Warranty of Title ....................................................... 30


                               ADDISON CIRCLE ONE
                             OFFICE LEASE AGREEMENT



         THIS OFFICE LEASE AGREEMENT ("Lease") is executed effective as of ___________, 1998 (the "Effective Date"), between CHAMPION ADDISON ONE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and CAPROCK COMMUNICATIONS CORP., a Texas corporation ("Tenant").


                              W I T N E S S E T H:


         0.1. Definitions. As used in this Lease, the following terms shall have the meanings set forth below:

                  0.1.0.0.1. "APPLICABLE LAWS" MEANS ALL CURRENT AND FUTURE LAWS, ORDINANCES, ORDERS, RULES AND REQUIREMENTS OF ALL FEDERAL, STATE AND MUNICIPAL AUTHORITIES (INCLUDING, WITHOUT LIMITATION, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE TEXAS ARCHITECTURAL BARRIERS ACT [TEX. REV. CIV. STAT. ANN. ART. 9102] AND THE REGULATIONS PROMULGATED THEREUNDER, AND LOCAL ZONING ORDINANCES AND BUILDING CODES) AND OF ANY AND ALL OF THEIR DEPARTMENTS AND BUREAUS, AND OF THE LOCAL BOARD OF FIRE UNDERWRITERS OR ANY OTHER BODY EXERCISING SIMILAR FUNCTIONS, AND ALL PRIVATE SUBDIVISION REQUIREMENTS AND GUIDELINES APPLICABLE TO THE PREMISES AND TENANT'S USE THEREOF.

                  0.1.0.0.2. "BASE AMOUNT" MEANS $6.25 PER SQUARE FOOT OF RENTABLE AREA CONTAINED IN THE PREMISES.

                  0.1.0.0.3. "BASE BUILDING PLANS" MEANS LANDLORD'S FINAL PLANS AND SPECIFICATIONS FOR THE CONSTRUCTION OF THE INITIAL IMPROVEMENTS, WHICH BASE BUILDING PLANS ARE MORE PARTICULARLY DESCRIBED ON EXHIBIT "I" ATTACHED HERETO AND MADE A PART HEREOF FOR ALL PURPOSES.

                  0.1.0.0.4. "BASE RENTAL" MEANS (I) DURING THE INITIAL STAGE OF OCCUPANCY, AN ANNUAL SUM OF $689,606.40, PAYABLE IN MONTHLY INSTALLMENTS OF $57,467.20 (BUT SUBJECT TO THE ABATEMENT DESCRIBED IN
         SECTION 5 HEREOF), (ii) DURING THE SECOND STAGE OF OCCUPANCY, AN ANNUAL SUM OF $1,034,409.60, PAYABLE IN MONTHLY INSTALLMENTS OF $86,200.80, AND (iii) DURING THE FINAL STAGE OF OCCUPANCY, AN ANNUAL SUM OF $1,379,212.80, PAYABLE IN MONTHLY INSTALLMENTS OF $114,934.40. THE BASE RENTAL FOR ANY PARTIAL MONTHS DURING THE LEASE TERM OR ANY APPLICABLE STAGE SHALL BE PRO-RATED AND PAID AT THE RENTAL RATE APPLICABLE DURING SUCH MONTH OF THE LEASE TERM OR THE APPLICABLE STAGE. ANY SUCH PRO-RATED BASE RENTAL SHALL BE DUE UPON RECEIPT OF AN INVOICE FROM LANDLORD. UPON COMPLETION OF THE IMPROVEMENTS, THE ARCHITECT (THE "BUILDING ARCHITECT") WHO PREPARED THE BASE BUILDING PLANS SHALL RE-MEASURE THE PREMISES TO DETERMINE THE RENTABLE AREA OF THE PREMISES AND IF SUCH RE-MEASUREMENT YIELDS A DIFFERENT RENTABLE AREA THAN 61,572 SQUARE FEET, THEN BASE RENTAL SHALL BE ADJUSTED, UPWARD OR DOWNWARD AS THE CASE MAY, TO REFLECT AN ANNUAL RENTAL RATE OF $22.40 PER SQUARE FOOT OF RENTABLE AREA AND A CORRESPONDING ADJUSTMENT SHALL BE MADE TO THE CONSTRUCTION ALLOWANCE (AS DEFINED IN EXHIBIT D) AND THE TENANT'S SHARE. WITHIN THIRTY (30) DAYS AFTER THE DELIVERY DATE, TENANT'S ARCHITECT (AS DEFINED IN THE TENANT IMPROVEMENTS AGREEMENT) SHALL HAVE THE RIGHT TO VERIFY THE MEASUREMENTS OF THE PREMISES AND IN THE EVENT TENANT'S ARCHITECT FAILS TO VERIFY SUCH MEASUREMENTS ON OR BEFORE SUCH DATE, THE MEASUREMENTS OF THE BUILDING ARCHITECT SHALL BE CONCLUSIVE.

                  0.1.0.0.5. "BASIC OPERATING COSTS" SHALL HAVE THE MEANING GIVEN TO SUCH TERM IN SECTION 6.

                  0.1.0.0.6. "BROKER" MEANS CUSHMAN & WAKEFIELD OF TEXAS, INC.


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 1

                  0.1.0.0.7. "BUILDING" MEANS THE OFFICE BUILDING LOCATED UPON THE PROPERTY. THE ADDRESS OF THE BUILDING IS 15601 DALLAS PARKWAY, DALLAS, TEXAS 75248.

                  0.1.0.0.8. "BUILDING STANDARD" MEANS THE LEVEL OF SERVICE OR TYPE OF EQUIPMENT STANDARD IN THE BUILDING OR THE TYPE, BRAND AND/OR QUALITY OF MATERIALS DESIGNATED IN THE DESIGN CRITERIA.

                  0.1.0.0.9. "COMMENCEMENT DATE" MEANS THE EARLIER OF (1) THE DATE THAT TENANT ACTUALLY OCCUPIES THE INITIAL PREMISES FOR THE CONDUCT OF ITS BUSINESS, OR (2) MARCH 15, 1999 UNLESS DELAYED PURSUANT TO THE PROVISIONS OF SECTION 3(b).

                  0.1.0.0.10. "COMMON AREAS" MEANS ALL AREAS, SPACES, FACILITIES AND EQUIPMENT (WHETHER OR NOT LOCATED WITHIN THE BUILDING) MADE AVAILABLE BY LANDLORD FOR THE COMMON AND JOINT USE OF LANDLORD, TENANT AND OTHERS DESIGNATED BY LANDLORD USING OR OCCUPYING SPACE IN THE BUILDING, INCLUDING, BUT NOT LIMITED TO, TUNNELS, LOADING DOCKS, WALKWAYS, SIDEWALKS AND DRIVEWAYS NECESSARY FOR ACCESS TO THE BUILDING, PARKING AREAS, BUILDING LOBBIES, ATRIUMS, LANDSCAPED AREAS, PUBLIC CORRIDORS, PUBLIC REST ROOMS, BUILDING STAIRS, ELEVATORS OPEN TO THE PUBLIC, SERVICE ELEVATORS (PROVIDED THAT SUCH SERVICE ELEVATORS SHALL BE AVAILABLE ONLY FOR TENANTS OF THE BUILDING AND OTHERS DESIGNATED BY LANDLORD), AND DRINKING FOUNTAINS, INCLUDING, BUT NOT LIMITED TO, ANY SUCH AREAS SO DESIGNATED BY LANDLORD ON A SINGLE-TENANT FLOOR OF THE BUILDING, WITH RESTROOMS AND WATER FOUNTAINS ON SINGLE TENANT FLOORS BEING SO DESIGNATED.

                  0.1.0.0.11. "COMPLEX" MEANS THE PROPERTY, THE BUILDING AND THE PARKING AREAS.

                  0.1.0.0.12. "DEFAULT RATE" MEANS THE LESSER OF (1) THE RATE OF EIGHTEEN PERCENT (18%) PER ANNUM, AND (2) THE MAXIMUM RATE OF INTEREST THEN PERMISSIBLE FOR A COMMERCIAL LOAN TO TENANT IN THE STATE OF TEXAS.

                  0.1.0.0.13. "DELIVERY DATE" MEANS THE DATE ON WHICH LANDLORD DELIVERS THE INITIAL PREMISES TO TENANT WITH THE INITIAL IMPROVEMENTS READY FOR TENANT'S WORK, WHICH DATE SHALL BE NOT LATER THAN DECEMBER 8, 1998, SUBJECT TO TENANT DELAYS AND FORCE MAJEURE DELAYS.

                  0.1.0.0.14. "DESIGN CRITERIA" MEANS THE DESIGN CRITERIA FOR THE CONSTRUCTION OF THE INITIAL IMPROVEMENTS, WHICH DESIGN CRITERIA IS MORE PARTICULARLY DESCRIBED IN EXHIBIT "J" ATTACHED HERETO AND MADE A PART HEREOF FOR ALL PURPOSES.

                  0.1.0.0.15. "EFFECTIVE DATE" MEANS THE DATE SET FORTH IN THE INITIAL PARAGRAPH OF THIS LEASE.

                  0.1.0.0.16. "FINAL PHASE" MEANS THE FINAL PHASE OF THE PREMISES, KNOWN AS SUITE NO.650, LOCATED ON THE SIXTH (6TH) FLOOR OF THE BUILDING AND OUTLINED ON THE FLOOR PLAN(S) ATTACHED TO THIS LEASE AS EXHIBIT "B" AND INCORPORATED HEREIN BY REFERENCE, WHICH FINAL PHASE CONSISTS OF 15,393 SQUARE FEET OF RENTABLE AREA.

                  0.1.0.0.17. "FINAL STAGE" MEANS THE PERIOD COMMENCING ON THE EARLIER TO OCCUR OF (i) THE FIRST (1ST) DAY OF THE SECOND (2ND) LEASE YEAR AND (ii) THE DATE TENANT ACTUALLY OCCUPIES THE FINAL PHASE AND CONTINUING UNTIL THE END OF THE INITIAL LEASE TERM.

                  0.1.0.0.18. "INITIAL IMPROVEMENTS" MEANS THE BASE BUILDING IMPROVEMENTS TO BE CONSTRUCTED IN ACCORDANCE WITH THE DESIGN CRITERIA, THE BASE BUILDING PLANS AND ALL APPLICABLE LAWS.

                  0.1.0.0.19. "INITIAL PREMISES" MEANS THE SUITE OF OFFICES KNOWN AS SUITE NO. 700 LOCATED UPON THE SEVENTH (7TH) FLOOR OF THE BUILDING AND OUTLINED ON THE FLOOR PLAN ATTACHED TO THIS LEASE AS EXHIBIT "B", WHICH INITIAL PREMISES CONSISTS OF 30,786 SQUARE FEET OF RENTABLE AREA.



OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 2

                  0.1.0.0.20. "INITIAL STAGE" MEANS THE PERIOD COMMENCING ON THE COMMENCEMENT DATE AND CONTINUING UNTIL THE EARLIER TO OCCUR OF (i) THE END OF THE SIXTH (6TH) FULL CALENDAR MONTH AFTER THE COMMENCEMENT DATE AND (ii) THE DATE TENANT ACTUALLY OCCUPIES THE SECOND PHASE.

                  0.1.0.0.21. "LANDLORD RELATED PARTY" MEANS ANY OFFICER, DIRECTOR, PARTNER, EMPLOYEE, CONTRACTOR OR AGENT OF LANDLORD.

                  0.1.0.0.22. "LEASE TERM" MEANS SIXTY-ONE (61) MONTHS, PLUS ANY PARTIAL MONTH AT THE BEGINNING OF THE LEASE TERM.

                  0.1.0.0.23. "LEASE YEAR" MEANS A PERIOD OF TWELVE (12) CONSECUTIVE CALENDAR MONTHS. THE FIRST LEASE YEAR SHALL BEGIN ON THE 1ST DAY OF THE MONTH FOLLOWING THE COMMENCEMENT DATE UNLESS THE COMMENCEMENT DATE OCCURS ON THE 1ST DAY OF A MONTH, IN WHICH EVENT THE FIRST LEASE YEAR SHALL BEGIN ON THE COMMENCEMENT DATE.

                  0.1.0.0.24. "MARKET AREA" MEANS THE NORTH DALLAS TOLLWAY OFFICE SUB-MARKET OF THE DALLAS, TEXAS, METROPOLITAN AREA.

                  0.1.0.0.25. "NORMAL BUSINESS HOLIDAYS" MEANS NEW YEARS DAY, MEMORIAL DAY, JULY 4TH (INDEPENDENCE DAY), LABOR DAY, THANKSGIVING, CHRISTMAS DAY AND ANY OTHER DAY WHICH SHALL BE RECOGNIZED BY OFFICE TENANTS GENERALLY (EXCLUDING FEDERAL OR STATE BANKING INSTITUTIONS) AS A NATIONAL HOLIDAY ON WHICH EMPLOYEES ARE NOT REQUIRED TO WORK.

                  0.1.0.0.26. "NORMAL BUSINESS HOURS" FOR THE BUILDING MEANS 7:00 A.M. TO 6:00 P.M. ON MONDAY THROUGH FRIDAY, AND 8:00 A.M. TO 1:00 P.M. ON SATURDAY, EXCLUSIVE OF NORMAL BUSINESS HOLIDAYS.

                  0.1.0.0.27. "OFFICE PORTION OF THE PARKING GARAGE" MEANS THAT PORTION OF THE PARKING GARAGE DESIGNATED BY LANDLORD, FROM TIME TO TIME, TO BE THE PORTION OF THE PARKING GARAGE DEDICATED FOR USE BY TENANTS OF THE BUILDING.

                  0.1.0.0.28. "PARKING AGREEMENT" MEANS THE PARKING AGREEMENT ATTACHED TO THIS LEASE AS EXHIBIT "E" AND INCORPORATED HEREIN BY REFERENCE.

                  0.1.0.0.29. "PARKING AREAS" MEANS THOSE AREAS LOCATED UPON THE PROPERTY DESIGNATED BY LANDLORD, FROM TIME TO TIME, TO BE PARKING AREAS (INCLUDING, WITHOUT LIMITATION, THE OFFICE PORTION OF THE PARKING GARAGE).

                  0.1.0.0.30. "PARKING GARAGE" MEANS THAT CERTAIN 6-LEVEL PARKING GARAGE LOCATED ON THE PROPERTY AND SERVICING BOTH THE BUILDING AND THE ADJACENT RETAIL AND RESIDENTIAL BUILDINGS IN THE ADDISON CIRCLE DEVELOPMENT.

                  0.1.0.0.31. "PREMISES" MEANS THE INITIAL PREMISES, THE SECOND PHASE AND THE FINAL PHASE, WHICH COLLECTIVELY SHALL CONSTITUTE THE ENTIRE SIXTH (6TH) AND SEVENTH (7TH) FLOORS OF THE BUILDING.

                  0.1.0.0.32. "PROPERTY" MEANS THE LAND DESCRIBED IN EXHIBIT "A" ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE.

                  0.1.0.0.33. "PUNCHLIST ITEMS" MEANS TOUCH-UP, MINOR FINISH, MECHANICAL ADJUSTMENT, OR DECORATION WORK REQUIRED TO BE PERFORMED IN CONNECTION WITH THE INITIAL IMPROVEMENTS THAT DOES NOT UNREASONABLY INTERFERE WITH OCCUPANCY OF THE PREMISES BY TENANT.

                  0.1.0.0.34. "READY FOR TENANT'S WORK" MEANS THE INITIAL IMPROVEMENTS ARE SUBSTANTIALLY COMPLETE (AS DEFINED BELOW).

                  0.1.0.0.35. "RENT" MEANS, COLLECTIVELY, THE BASE RENTAL, THE TENANT'S SHARE OF BASIC OPERATING COSTS (AS PROVIDED IN SECTION 6), THE AMOUNTS TO BE PAID BY TENANT PURSUANT TO THE TENANT IMPROVEMENTS AGREEMENT (IF ANY), AND ALL OTHER SUMS OF MONEY BECOMING DUE AND PAYABLE TO LANDLORD UNDER THIS LEASE.


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 3

                  0.1.0.0.36. "RENTABLE AREA" MEANS (1) THE "USABLE AREA" WITHIN ANY LEASED PREMISES (I.E., THE GROSS AREA ENCLOSED BY THE SURFACE OF THE EXTERIOR GLASS WALLS, THE MID-POINT OF ANY WALLS SEPARATING PORTIONS OF THE PREMISES FROM THOSE OF ADJACENT TENANTS, THE SLAB PENETRATION LINE OF ALL WALLS SEPARATING SUCH LEASED PREMISES FROM SERVICE AREAS AND THE CORRIDOR SIDE OF WALLS SEPARATING SUCH LEASED PREMISES FROM COMMON AREAS), PLUS (2) A PRO-RATA PART OF THE COMMON AREAS AND SERVICE AREAS WITHIN THE BUILDING, INCLUDING THE AREA ENCOMPASSED BY ANY COLUMNS OR OTHER STRUCTURAL ELEMENTS WHICH PROVIDE SUPPORT TO SUCH LEASED PREMISES AND/OR THE BUILDING, BUT EXCLUDING PERMANENT VERTICAL PENETRATIONS, SUCH AS FIRE STAIRS, ELEVATOR SHAFTS, FLUES, PIPE SHAFTS AND VERTICAL DUCTS. THE "RENTABLE AREA" SHALL BE CALCULATED IN ACCORDANCE WITH ANSI Z65.1-1996, AS PROMULGATED BY THE BUILDING OWNERS AND MANAGERS ASSOCIATION (BOMA).

                  0.1.0.0.37. "RENTABLE AREA OF THE BUILDING" MEANS 293,414 SQUARE FEET OF RENTABLE AREA. UPON COMPLETION OF THE INITIAL IMPROVEMENTS, THE BUILDING ARCHITECT SHALL RE-MEASURE THE BUILDING TO DETERMINE THE RENTABLE AREA OF THE BUILDING AND IF SUCH RE-MEASUREMENT YIELDS A DIFFERENT RENTABLE AREA THAN 293,414 SQUARE FEET, THEN THE "RENTABLE AREA OF THE BUILDING" SHALL BE ADJUSTED, UPWARD OR DOWNWARD AS THE CASE MAY BE, TO REFLECT THE ACTUAL RENTABLE AREA OF THE BUILDING, AND A CORRESPONDING ADJUSTMENT SHALL BE MADE TO THE "TENANT'S SHARE."

                  0.1.0.0.38. "RENTABLE AREA OF THE PREMISES" MEANS (AND IS HEREBY DEEMED TO BE) (i) 30,786 SQUARE FEET OF RENTABLE AREA (REPRESENTING THE INITIAL PREMISES) DURING THE INITIAL STAGE OF OCCUPANCY, (ii) 46,179 SQUARE FEET OF RENTABLE AREA (REPRESENTING THE INITIAL PREMISES AND THE SECOND PHASE) DURING THE SECOND STAGE OF OCCUPANCY, AND (iii) 61,572 SQUARE FEET OF RENTABLE AREA (REPRESENTING THE INITIAL PREMISES, THE SECOND PHASE AND THE FINAL PHASE) DURING THE FINAL STAGE OF OCCUPANCY. THE FOREGOING MEASUREMENTS MAY BE ADJUSTED AS PROVIDED IN SECTION 1(d).

                  0.1.0.0.39. "RULES AND REGULATIONS" MEANS THE RULES AND REGULATIONS FOR THE COMPLEX SET FORTH ON EXHIBIT "C" ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE, AND THE RULES AND REGULATIONS FOR THE PARKING AREAS SET FORTH IN SECTION 5 OF EXHIBIT "E", AND ANY RULES AND REGULATIONS THAT MAY BE ADOPTED OR ALTERED BY LANDLORD IN ACCORDANCE WITH SECTION 26 OF EXHIBIT "C".

                  0.1.0.0.40. "SECOND PHASE" MEANS THE SECOND PHASE OF THE PREMISES, KNOWN AS SUITE NO. 600, LOCATED ON THE SIXTH (6TH) FLOOR OF THE BUILDING AND OUTLINED ON THE FLOOR PLAN(S) ATTACHED TO THIS LEASE, AS EXHIBIT "B", WHICH SECOND PHASE SHALL CONSIST OF 15,393 SQUARE FEET OF RENTABLE AREA.

                  0.1.0.0.41. "SECOND STAGE" MEANS THE PERIOD COMMENCING ON THE EARLIER TO OCCUR OF (i) THE FIRST (1ST) DAY OF THE SEVENTH (7TH) FULL CALENDAR MONTH AFTER THE COMMENCEMENT DATE AND (ii) THE DATE TENANT ACTUALLY OCCUPIES THE SECOND PHASE, AND CONTINUING UNTIL THE EARLIER TO OCCUR OF (x) THE END OF THE FIRST (1ST) LEASE YEAR AND (y) THE DATE TENANT ACTUALLY OCCUPIES THE FINAL PHASE.

                  0.1.0.0.42. "SECURITY DEPOSIT" MEANS THE SUM OF $229,868.80, WHICH MAY BE IN THE FORM OF A SIGHT DRAFT IRREVOCABLE LETTER OF CREDIT FOR THE BENEFIT OF LANDLORD, ISSUED BY AN INSTITUTION REASONABLY SATISFACTORY TO LANDLORD IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO LANDLORD.

                  0.1.0.0.43. "SERVICE AREAS" MEANS THOSE AREAS, SPACES, FACILITIES AND EQUIPMENT SERVING THE BUILDING (WHETHER OR NOT LOCATED WITHIN THE BUILDING), BUT TO WHICH TENANT AND OTHER OCCUPANTS OF THE BUILDING WILL NOT HAVE ACCESS, INCLUDING, BUT NOT LIMITED TO, SERVICE ELEVATORS, MECHANICAL, TELEPHONE, ELECTRICAL, JANITORIAL AND SIMILAR ROOMS AND AIR AND WATER REFRIGERATION EQUIPMENT.

                  0.1.0.0.44. "STAGE" SHALL MEAN THE INITIAL STAGE, THE SECOND STAGE OR THE FINAL STAGE, AS THE CASE MAY BE.

                  0.1.0.0.45. "SUBSTANTIALLY COMPLETE" MEANS THAT (i) WITH RESPECT TO THE INITIAL IMPROVEMENTS, THE INITIAL IMPROVEMENTS HAVE BEEN COMPLETED SUBSTANTIALLY IN ACCORDANCE WITH THE BASE BUILDINGS PLANS, THE DESIGN CRITERIA AND ALL APPLICABLE LAWS (EXCLUDING PUNCHLIST ITEMS) AND (ii) WITH RESPECT TO THE TENANT IMPROVEMENTS, THE TENANT IMPROVEMENTS HAVE BEEN COMPLETED SUBSTANTIALLY IN ACCORDANCE WITH THE TENANT'S FINAL PLANS (AS DEFINED IN THE TENANT IMPROVEMENTS AGREEMENT) AND ALL APPLICABLE LAWS, AND TENANT'S ARCHITECT (AS DEFINED IN THE TENANT IMPROVEMENTS AGREEMENT) HAS DELIVERED TO LANDLORD A CERTIFICATE OF SUBSTANTIAL COMPLETION FOR TENANT'S WORK (AS DEFINED IN THE


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 4

         TENANT IMPROVEMENTS AGREEMENT) CERTIFYING THAT THE CONSTRUCTION OF TENANT'S WORK HAS BEEN SUBSTANTIALLY COMPLETED IN ACCORDANCE WITH TENANT'S FINAL PLANS AND ALL APPLICABLE LAWS, SUBJECT TO MINOR PUNCHLIST ITEMS.

                  0.1.0.0.46. "TAXES" MEANS ALL TAXES, ASSESSMENTS AND GOVERNMENTAL CHARGES, WHETHER FEDERAL, STATE, COUNTY OR MUNICIPAL, AND WHETHER THEY BE BY TAXING DISTRICTS OR AUTHORITIES PRESENTLY TAXING THE COMPLEX OR BY OTHERS, SUBSEQUENTLY CREATED OR OTHERWISE AND ANY OTHER TAXES, ASSOCIATION DUES AND ASSESSMENTS ATTRIBUTABLE TO THE COMPLEX OR ITS OPERATION, EXCLUDING, HOWEVER, (i) FEDERAL AND STATE INCOME TAXES,
         (ii) FRANCHISE TAXES, (iii) INHERITANCE, ESTATE, GIFT, CORPORATION, NET PROFITS OR ANY SIMILAR TAX FOR WHICH LANDLORD BECOMES LIABLE AND/OR WHICH MAY BE IMPOSED UPON OR ASSESSED AGAINST LANDLORD AND (iv) TAXES OR ASSESSMENTS ATTRIBUTABLE TO THE COMPLEX FOR WHICH LANDLORD IS REIMBURSED BY POST PROPERTIES, INC. ("POST").

                  0.1.0.0.47. "TENANT DELAY" MEANS ANY DELAY IN THE PERFORMANCE OF ANY OF LANDLORD'S OBLIGATIONS HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY DELAY IN THE CONSTRUCTION OF THE INITIAL IMPROVEMENTS OR ANY DELAY IN THE COMMENCEMENT DATE) WHICH IS CAUSED BY ANY ACT, OMISSION, DELAY OR DEFAULT BY TENANT, ANY TENANT RELATED PARTY OR ANY OTHER PARTY ACTING BY, THROUGH OR UNDER TENANT OR DUE TO ANY OTHER CAUSE DESCRIBED AS A TENANT DELAY IN THE TENANT IMPROVEMENTS AGREEMENT.

                  0.1.0.0.48. "TENANT IMPROVEMENTS" MEANS THOSE IMPROVEMENTS TO BE MADE BY TENANT TO THE INITIAL IMPROVEMENTS IN ACCORDANCE WITH THE TENANT IMPROVEMENTS AGREEMENT.

                  0.1.0.0.49. "TENANT IMPROVEMENTS AGREEMENT" MEANS THE TENANT IMPROVEMENTS AGREEMENT (IF ANY) ATTACHED TO THIS LEASE AS EXHIBIT "D" AND INCORPORATED HEREIN BY REFERENCE.

                  0.1.0.0.50. "TENANT RELATED PARTY" MEANS ANY OFFICER, DIRECTOR, PARTNER, EMPLOYEE, CONTRACTOR OR AGENT OF TENANT.

                  0.1.0.0.51. "TENANT'S SHARE" MEANS (i) DURING THE INITIAL STAGE OF OCCUPANCY, 10.49%, (ii) DURING THE SECOND STAGE OF OCCUPANCY, 15.74%, AND (iii) DURING THE FINAL STAGE OF OCCUPANCY, 20.98%, WHICH IN EACH CASE IS THE PROPORTION WHICH THE RENTABLE AREA OF THE PREMISES BEARS TO THE RENTABLE AREA OF THE BUILDING, AND IN EACH CASE SHALL BE SUBJECT TO RECALCULATION PURSUANT TO SECTION 1(d) HEREOF.

                  0.1.0.0.52. "TENANT'S SHARE OF BASIC OPERATING COSTS" MEANS THE TENANT'S SHARE OF THE AMOUNT, IF ANY, BY WHICH THE BASIC OPERATING COSTS DURING ANY CALENDAR YEAR OF THE LEASE TERM EXCEED THE BASE AMOUNT.

         0.2. Lease Grant. Upon the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises and the non-exclusive right to use the Common Areas, subject to all of the terms and conditions of this Lease (including the Rules and Regulations). Notwithstanding the foregoing, Landlord and Tenant agree that Tenant will occupy the Premises in three (3) stages and, therefore, (i) during the Initial Stage, the Premises shall be deemed to consist only of (and Tenant shall only be entitled to occupy) the Initial Premises, (ii) during the Second Stage, the Premises shall be deemed to consist only of (and Tenant shall only be entitled to occupy) the Initial Premises and the Second Phase, and (iii) during the Final Stage, the Premises shall be deemed to consist of (and Tenant shall be entitled to occupy) the entire Premises upon terms and conditions set forth in this Lease. Landlord shall deliver the Second Phase of the Premises to Tenant upon the earlier to occur of: (i) the commencement of the Second Stage of occupancy; and (ii) the date Tenant actually occupies the Second Phase (with Landlord agreeing to make the Second Phase available for early occupancy). Landlord shall deliver the Final Phase of the Premises to Tenant upon the earlier to occur of: (i) the commencement of the Final Stage of occupancy; and (ii) the date Tenant actually occupies the Final Phase (with Landlord agreeing to make the Final Phase available for early occupancy). Landlord's delivery obligations with respect to the Second Phase and the Final Phase shall be satisfied at such time as the Initial Improvements are Ready for Tenant's Work. Tenant shall be deemed to have "actually occupied" a particular Stage of the Premises at such time as Tenant takes possession of such Stage of the Premises and commences business operations therefrom.

         0.3.     Lease Term; Acceptance of Premises.


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 5

                  0.3.0.0.1. THIS LEASE SHALL CONTINUE IN FORCE DURING A PERIOD BEGINNING ON THE EFFECTIVE DATE OF THIS LEASE (THOUGH THE LEASE TERM SHALL NOT COMMENCE AND NO RENT SHALL ACCRUE UNTIL THE COMMENCEMENT
         DATE) AND ENDING ON THE EXPIRATION OF THE LEASE TERM, UNLESS THIS LEASE IS TERMINATED EARLY (PURSUANT TO A RIGHT TO SO TERMINATE SPECIFICALLY SET FORTH IN THIS LEASE) OR EXTENDED TO A LATER DATE PURSUANT TO ANY OTHER TERM OR PROVISION HEREOF.

                  0.3.0.0.2. IF THE COMMENCEMENT DATE IS DELAYED DUE TO ANY TENANT DELAY, LANDLORD SHALL HAVE NO LIABILITY FOR SUCH DELAY, AND THE OBLIGATIONS OF TENANT UNDER THIS LEASE (INCLUDING, WITHOUT LIMITATION, THE OBLIGATION TO PAY RENT) SHALL NONETHELESS COMMENCE AS OF THE DATE THAT THE COMMENCEMENT DATE WOULD HAVE OCCURRED BUT FOR SUCH TENANT DELAY. IF, HOWEVER, THE COMMENCEMENT DATE IS DELAYED DUE TO ANY REASON OTHER THAN A TENANT DELAY (INCLUDING, WITHOUT LIMITATION, LANDLORD'S FAILURE TO TIMELY DELIVER THE INITIAL PREMISES AS PROVIDED IN SECTION 3(d) BELOW), THEN, AS TENANT'S SOLE REMEDY FOR THE DELAY IN TENANT'S OCCUPANCY OF THE PREMISES, THE COMMENCEMENT DATE SHALL BE DELAYED AND THE OBLIGATION TO PAY RENT SHALL NOT COMMENCE UNTIL THE EARLIER TO OCCUR OF (1) THE DATE OF ACTUAL OCCUPANCY BY TENANT OF THE PREMISES FOR THE CONDUCT OF ITS BUSINESS OR (2) THE DATE SIXTY-EIGHT (68) BUSINESS DAYS FOLLOWING THE DATE ON WHICH THE PREMISES ARE READY FOR TENANT'S WORK. NOTWITHSTANDING THE FOREGOING, LANDLORD AGREES THAT IF THE COMMENCEMENT DATE IS DELAYED DUE TO ANY REASON OTHER THAN A TENANT DELAY OR FORCE MAJEURE (AS DEFINED IN SECTION 42 OF THIS LEASE) PAST AUGUST 1, 1999, TENANT MAY AT ITS OPTION TERMINATE THIS LEASE BY DELIVERING A WRITTEN NOTICE OF TERMINATION TO LANDLORD, IN WHICH EVENT NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS UNDER THIS LEASE.

                  0.3.0.0.3. LANDLORD SHALL DILIGENTLY PURSUE AND COMPLETE CONSTRUCTION OF THE INITIAL IMPROVEMENTS IN A GOOD AND WORKMANLIKE MANNER AND IN ACCORDANCE WITH THE DESIGN CRITERIA, THE BASE BUILDING PLANS AND ALL APPLICABLE LAWS. LANDLORD SHALL USE REASONABLE EFFORTS TO SUBSTANTIALLY COMPLETE THE CONSTRUCTION OF THE INITIAL IMPROVEMENTS IN ORDER THAT THE INITIAL PREMISES SHALL BE READY FOR TENANT'S WORK ON OR BEFORE THE DELIVERY DATE. LANDLORD SHALL DELIVER THE SECOND PHASE OF THE PREMISES TO TENANT NOT LATER THAN SIXTY (60) DAYS PRIOR TO THE COMMENCEMENT OF THE SECOND STAGE OF OCCUPANCY, AND SHALL DELIVER THE FINAL PHASE OF THE PREMISES NOT LATER THAN SIXTY (60) DAYS PRIOR TO THE COMMENCEMENT OF THE FINAL STAGE OF OCCUPANCY.

                  0.3.0.0.4. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS LEASE, IN THE EVENT THE DELIVERY DATE HAS NOT OCCURRED ON OR BEFORE DECEMBER 8, 1998 (SUBJECT TO TENANT DELAYS AND FORCE MAJEURE DELAYS), LANDLORD'S OBLIGATION TO DELIVER THE INITIAL PREMISES SHALL BE EXTENDED ON A DAY-TO-DAY BASIS UNTIL SUCH DATE AS LANDLORD SATISFIES ITS DELIVERY DATE OBLIGATIONS. IN SUCH EVENT, ALL FUTURE TAKE-DOWN DATES FOR THE SECOND PHASE OF THE PREMISES AND THE FINAL PHASE OF THE PREMISES SHALL ALSO BE EXTENDED ON THE SAME DAY-TO-DAY BASIS.

                  0.3.0.0.5. ON OR ABOUT THE COMMENCEMENT DATE, LANDLORD AND TENANT SHALL EXECUTE AN ACCEPTANCE OF PREMISES MEMORANDUM CONFIRMING THE COMMENCEMENT DATE AND THE ACCEPTANCE BY TENANT OF THE PREMISES, SUBJECT TO THE COMPLETION OF THE PUNCHLIST ITEMS, IF ANY.

         0.4. Use. The Premises shall be used solely for the following purposes, to wit: (a) general office purposes; (b) use of kitchens, pantries and dining rooms for the feeding of employees and guests of Tenant (and not to the extent so as to require grease traps, venting or other heavy kitchen facilities); (c) lounge area (including rights for T.V. area for employees of Tenant); (d) vending machine and snack bars for the sale of food, beverage and other convenience items to employees and guests of Tenant; (e) ordinary business machines, equipment for printing, producing, and reproducing forms, and equipment for the production of such photostats and other material as Tenant may require for the transaction of business (provided such machines and equipment shall require Landlord's prior consent, if the same require extraordinary ventilation); (f) computer and other electronic data processing equipment; (g) meeting rooms and conference rooms; and (h) facilities for storage of equipment and supplies in connection with the foregoing.

         Except for the general office use, Landlord makes no representation or warranty that any of the foregoing uses will be permitted by Applicable Laws and the failure of Tenant to be able to use the Premises for any such purposes other than general office use shall not constitute a default by Landlord hereunder, nor allow Tenant any diminution of Rent.


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 6

         0.5. Payment of Rent. Except as otherwise expressly provided in this Lease, the Rent shall be due and payable to Landlord in advance in monthly installments on the first (1st) day of each calendar month during the Lease Term, at Landlord's address as provided on the signature page of this Lease or to such other person or at such other address as Landlord may from time to time designate in writing. Landlord may, at its option, bill Tenant for Rent, but no delay or failure by Landlord in providing such a bill shall relieve Tenant from the obligation to pay the Base Rental on the first (1st) day of each month as provided herein. All payments shall be in the form of a check unless otherwise agreed by Landlord, provided that payment by check shall not be deemed made if the check is not duly honored with good funds. The Rent shall be paid without notice, demand, abatement, deduction or offset, except as otherwise expressly provided in this Lease. Notwithstanding to the contrary set forth herein, Base Rental for the first (1st) full calendar month during the Lease Term shall be abated. If the Lease Term commences on other than the first (1st) day of a calendar month, then the Base Rental for such partial month shall be prorated and paid at the rental rate applicable during the second (2nd) full month of the Lease Term. Any such prorated Base Rental, plus the Base Rental due for the second (2nd) full month of the Lease Term, shall be due and payable on the first
(1st) day of the second (2nd) calendar month during the Lease Term. If the Lease Term commences or ends at any time other than the first day of a calendar year, the Tenant's Share of Basic Operating Costs shall be prorated for such year according to the number of days of the Lease Term in such year.

         0.6. Electricity and Basic Operating Costs.

                  0.6.0.0.1. IN ADDITION TO THE BASE RENTAL, TENANT SHALL PAY TO LANDLORD THE COST OF ALL ELECTRICITY CONSUMED ON THE PREMISES DURING THE LEASE TERM (AS DETERMINED BY A SEPARATE METER TO BE PLACED IN THE PREMISES AS PART OF THE TENANT IMPROVEMENTS). EACH MONTH, LANDLORD SHALL DELIVER TO TENANT A STATEMENT SHOWING THE COST OF THE ELECTRICITY CONSUMED ON THE PREMISES BY TENANT FOR THE PRECEDING CALENDAR MONTH AND TENANT SHALL PAY SUCH STATEMENT PROMPTLY (BUT IN NO EVENT LESS THAN TEN [10] DAYS) AFTER TENANT'S RECEIPT OF SUCH STATEMENT.

                  0.6.0.0.2. IN ADDITION TO THE BASE RENTAL, TENANT SHALL ALSO PAY TENANT'S SHARE OF BASIC OPERATING COSTS. PRIOR TO THE COMMENCEMENT OF EACH CALENDAR YEAR DURING THE LEASE TERM AFTER THE CALENDAR YEAR IN WHICH THE LEASE TERM COMMENCES, LANDLORD MAY, AT ITS OPTION, PROVIDE TENANT WITH A THEN CURRENT ESTIMATE OF BASIC OPERATING COSTS FOR THE UPCOMING CALENDAR YEAR, AND THEREAFTER TENANT SHALL PAY, AS ADDITIONAL RENTAL, IN MONTHLY INSTALLMENTS IN ACCORDANCE WITH SECTION 5, THE ESTIMATED TENANT'S SHARE OF BASIC OPERATING COSTS FOR THE CALENDAR YEAR IN QUESTION. THE FAILURE OF LANDLORD TO ESTIMATE BASIC OPERATING COSTS AND BILL TENANT ON A MONTHLY BASIS SHALL IN NO EVENT RELIEVE TENANT OF ITS OBLIGATION TO PAY TENANT'S SHARE OF BASIC OPERATING COSTS. IN THE EVENT THE BUILDING IS NOT AT LEAST NINETY-FIVE PERCENT (95%) OCCUPIED DURING ANY YEAR OF THE LEASE TERM (INCLUDING THE CALENDAR YEAR IN WHICH THE LEASE TERM COMMENCES), THE BASIC OPERATING COSTS SHALL BE "GROSSED UP" BY INCREASING THE VARIABLE COMPONENTS OF BASIC OPERATING COSTS TO THE AMOUNT WHICH LANDLORD PROJECTS WOULD HAVE BEEN INCURRED HAD THE BUILDING BEEN NINETY-FIVE PERCENT (95%) OCCUPIED DURING SUCH YEAR, SUCH AMOUNT TO BE ANNUALIZED FOR ANY PARTIAL YEAR.

                  0.6.0.0.3. BY APRIL 1 OF EACH CALENDAR YEAR DURING TENANT'S OCCUPANCY (INCLUDING THE CALENDAR YEAR FOLLOWING THE YEAR IN WHICH THE LEASE TERM IS TERMINATED), OR AS SOON THEREAFTER AS POSSIBLE, LANDLORD SHALL FURNISH TO TENANT A STATEMENT OF TENANT'S SHARE OF BASIC OPERATING COSTS (THE "STATEMENT") FOR THE PRIOR CALENDAR YEAR. IN THE EVENT OF AN UNDERPAYMENT BY TENANT BECAUSE OF ANY DIFFERENCE BETWEEN THE AMOUNT, IF ANY, COLLECTED BY LANDLORD FROM TENANT FOR THE ESTIMATED TENANT'S SHARE OF BASIC OPERATING COSTS AND THE ACTUAL AMOUNT OF TENANT'S SHARE OF BASIC OPERATING COSTS, TENANT SHALL PAY THE AMOUNT OF SUCH UNDERPAYMENT TO LANDLORD WITHIN THIRTY (30) DAYS FOLLOWING DELIVERY OF THE STATEMENT. IN THE EVENT OF AN OVERPAYMENT BY TENANT BECAUSE OF ANY DIFFERENCE BETWEEN THE AMOUNT, IF ANY, COLLECTED BY LANDLORD FROM TENANT FOR THE ESTIMATED TENANT'S SHARE OF BASIC OPERATING COSTS AND THE ACTUAL AMOUNT OF TENANT'S SHARE OF BASIC OPERATING COSTS, LANDLORD SHALL, WITHIN THIRTY (30) DAYS FOLLOWING THE DELIVERY OF THE STATEMENT, IF NO EVENT OF DEFAULT EXISTS HEREUNDER, MAKE A CASH PAYMENT TO TENANT IN THE AMOUNT OF SUCH OVERPAYMENT, OR, IF AN EVENT OF DEFAULT EXISTS HEREUNDER, CREDIT SUCH OVERPAYMENT AGAINST DELINQUENT RENT AND MAKE A CASH PAYMENT TO TENANT FOR THE BALANCE.

                  0.6.0.0.4. "BASIC OPERATING COSTS" MEANS ALL DIRECT AND, TO THE EXTENT PROVIDED IN SECTION 6(d)(1), INDIRECT COSTS AND EXPENSES INCURRED IN EACH CALENDAR YEAR OF OPERATING, MAINTAINING, REPAIRING, MANAGING AND, TO THE EXTENT SPECIFICALLY PROVIDED BELOW, OWNING THE COMPLEX, INCLUDING, WITHOUT LIMITATION, THE FOLLOWING:


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 7

                           0.6.0.0.4.1. Wages, salaries and other compensation
                  of all employees engaged in the direct operation and maintenance of the Complex, employer's social security taxes, unemployment taxes or insurance and any other taxes which may be levied on such wages, salaries and other compensation, and the cost of medical, disability and life insurance and pension or retirement benefits for such employees; provided, however, with respect to employees engaged in the operation and maintenance of other buildings owned by Landlord (or an affiliate of Landlord), other than the Complex, such items shall be fairly apportioned among all such buildings;

                           0.6.0.0.4.2. Cost of leasing or purchasing all
                  supplies, tools, equipment and materials used in the operation, maintenance, repair and management of the Complex;

                           0.6.0.0.4.3. Except to the extent the same are paid
                  directly or separately by Tenant or any other tenant to the applicable provider or to Landlord, the cost of all utilities for the Complex (both interior and exterior), including, without limitation, the cost of water and power, electrical utilities, sewage, heating, lighting, air conditioning and ventilation for the Complex;

                           0.6.0.0.4.4. Cost of all maintenance and service
                  agreements for the Complex, including, but not limited to, janitorial service, pest control, security service, equipment leasing, energy management system leasing, landscape maintenance, alarm service, window cleaning, metal finishing and elevator maintenance;

                           0.6.0.0.4.5. Cost of all insurance relating to the
                  Complex, including, but not limited to, fire and extended coverage insurance, rental interruption insurance and liability insurance applicable to the Complex and Landlord's personal property used in connection therewith, plus the cost of all deductible payments made by Landlord in connection therewith (but only to the extent not already deducted as a Basic Operating Cost);

                           0.6.0.0.4.6. All Taxes (if the amount of Taxes
                  payable for any calendar year, including the amount of Taxes included in the Base Amount, is changed by final determination of legal proceedings, settlement, or otherwise, such changed amount shall be the Taxes for such year);

                           0.6.0.0.4.7. Cost of repairs and general maintenance
                  for the Complex (excluding such repairs and general maintenance paid by insurance proceeds or by Tenant or other third parties);

                           0.6.0.0.4.8. Legal expenses incurred with respect to
                  the Complex which relate directly to the operation of the Complex and which benefit all of the tenants of the Complex generally, such as legal proceedings to abate offensive activities or uses or reduce property taxes, but excluding legal expenses by Landlord due to Landlord's violations of the ADA relating to the Initial Improvements related to the collection of Rent or to the sale, leasing or financing of the Complex;

                           0.6.0.0.4.9. Fees for management services, whether
                  provided by an independent management company, by Landlord or by any affiliate of Landlord, but only to the extent that the costs of such services do not exceed competitive costs for comparable services in comparable buildings of the class, type, size, age and location of the Building in the Market Area;

                           0.6.0.0.4.10. Expenses incurred in order to comply
                  with any federal, state or municipal law, code or ordinance, or regulation which was not promulgated, or which was promulgated but not in effect or applicable to the Complex, as of the Effective Date of this Lease;

                           0.6.0.0.4.11. Amortization of the cost of
                  installation of capital investment items which (A) Landlord reasonably believes will either (i) reduce (or avoid increases in) Basic Operating Costs, or (ii) promote safety, or (B) may be required in order to comply with any federal, state or municipal law, code or ordinance, or regulation which was not promulgated, or which was promulgated but was not in effect or applicable to the Complex, as of the Effective Date of this Lease. All costs of such capital investment items shall be amortized, together with an amount equal to interest at twelve percent (12%) per annum, with the amortization schedule being determined in accordance with generally accepted accounting principles and in no event to extend beyond the remaining useful life of the Building; and


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 8

                           0.6.0.0.4.12. Costs of ad valorem tax consultants.

                  0.6.0.0.5. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS LEASE, BASIC OPERATING COSTS SHALL NOT INCLUDE ANY EXPENSES OR COSTS FOR THE FOLLOWING ITEMS:

                           0.6.0.0.5.1. Except as provided in Section 6(d)(11),
                  costs that under generally accepted accounting principles are classified as capital expenditures, and related amortization thereof;

                           0.6.0.0.5.2. Except as provided in Section 6(d)(11),
                  depreciation or amortization of the Building or its contents or components;

                           0.6.0.0.5.3. Expenses for the preparation of space
                  (including tenant finish out costs) or other similar type work which Landlord performs for any tenant or prospective tenant of the Building;

                           0.6.0.0.5.4. Expenses incurred in leasing or
                  obtaining new tenants or retaining existing tenants, including, but not limited to, marketing costs and leasing commissions;

                           0.6.0.0.5.5. Except as provided in Section 6(d)(8),
                  legal expenses;

                           0.6.0.0.5.6. Interest, amortization or other costs
                  associated with any mortgage, loan or refinancing of the Complex;

                           0.6.0.0.5.7. Any ground rent incurred for the
                  Complex;

                           0.6.0.0.5.8. Expenses incurred by Landlord to make
                  the Building Year 2000 Compliant (hereinafter defined). All equipment, products, systems and processes provided by Landlord in the Building shall be Year 2000 Compliant so that the failure to be Year 2000 Compliant shall not materially adversely impair Tenant's use and occupancy of the Premises. "Year 2000 Compliant" shall mean that neither performance nor functionality is materially affected by dates prior to, during or after the year 2000, and, in particular, but without prejudice to the generality of the foregoing, no value for current date will cause any material adverse interruption in operation. Landlord's liability for a breach of this Section 6(e)(8) shall be limited to Tenant's actual out-of-pocket costs, and Landlord shall not be liable for any other damages, including consequential or punitive damages;

                           0.6.0.0.5.9. Cost of repairs occasioned by fire,
                  windstorm or other casualty (but only to the extent reimbursed by insurance proceeds);

                           0.6.0.0.5.10. Wages, salaries, or other compensation
                  paid to any executive above the grade of building manager (i.e., with the director of engineering and/or operations not being deemed to be included in this proscription);

                           0.6.0.0.5.11. Expenses for repair, replacement and
                  general maintenance paid by proceeds of insurance or by Tenant or other third parties;

                           0.6.0.0.5.12. Alterations, concessions, services,
                  improvements and decorations for other tenants of the Building;

                           0.6.0.0.5.13. Income, excess profits or franchise
                  taxes, or other such taxes imposed on or measured by the income of the Landlord for the operation of the Building;

                           0.6.0.0.5.14. Advertising and promotional expenses
                  (but excluding tenant relations parties and the like);

                           0.6.0.0.5.15. The cost of art work such as sculptures
                  or paintings used to decorate the Building; 0.6.0.0.5.16. Interest and penalties due to payment of taxes, utility bills or other such costs after the later of the delinquent date therefor or thirty (30) days following the receipt of the bill therefor;

                           0.6.0.0.5.17. Contributions to operating expense
                  reserves;

                           0.6.0.0.5.18. Contributions to charitable
                  organizations;


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 9

                           0.6.0.0.5.19. Costs incurred in removing the property
                  of former tenants or other occupants of the Building;

                           0.6.0.0.5.20. Auditing, consulting and professional
                  fees (other than those fees incurred in connection with the maintenance and operation of the Building and/or the Property) paid or incurred in connection with the negotiation of leases, financings, refinancings, sales, or acquisitions of the Property;

                           0.6.0.0.5.21. The cost of correcting latent defects
                  in the Initial Improvements during the Warranty Period (as defined in Section 47 hereof), but not otherwise; and

                           0.6.0.0.5.22. Any expenses incurred by Landlord with
                  respect to the Parking Garage which would otherwise constitute Basic Operating Costs but for which Landlord is reimbursed by Post.

                  0.6.0.0.6. IF THERE EXISTS ANY DISPUTE AS TO THE CALCULATION OF TENANT'S SHARE OF BASIC OPERATING COSTS (A "DISPUTE"), THE EVENTS, ERRORS, ACTS OR OMISSIONS GIVING RISE TO THE DISPUTE SHALL NOT CONSTITUTE A BREACH OR DEFAULT BY LANDLORD NOR SHALL LANDLORD BE LIABLE TO TENANT, EXCEPT AS SPECIFICALLY PROVIDED BELOW. IF THERE IS A DISPUTE, TENANT SHALL SO NOTIFY LANDLORD IN WRITING WITHIN NINETY (90) DAYS AFTER RECEIPT OF THE STATEMENT. SUCH NOTICE SHALL SPECIFY THE ITEMS IN DISPUTE. NOTWITHSTANDING THE EXISTENCE OF A DISPUTE, TENANT SHALL TIMELY PAY THE AMOUNT IN DISPUTE AS AND WHEN REQUIRED UNDER THIS LEASE, PROVIDED SUCH PAYMENT SHALL BE WITHOUT PREJUDICE TO TENANT'S POSITION. UPON RECEIPT OF SUCH PAYMENT, LANDLORD SHALL THEREAFTER PROVIDE TENANT WITH SUCH SUPPLEMENTARY INFORMATION REGARDING THE ITEMS IN DISPUTE AS MAY BE REASONABLY REQUESTED BY TENANT IN AN EFFORT TO RESOLVE SUCH DISPUTE; PROVIDED, HOWEVER, THAT LANDLORD SHALL NOT BE REQUIRED TO PROVIDE ANY SUPPLEMENTARY INFORMATION TO TENANT UNLESS ALL SUMS SHOWN TO BE DUE BY TENANT ON THE STATEMENT ARE PAID IN FULL. IF LANDLORD AND TENANT ARE UNABLE TO RESOLVE SUCH DISPUTE, SUCH DISPUTE SHALL BE REFERRED TO A MUTUALLY SATISFACTORY THIRD PARTY CERTIFIED PUBLIC ACCOUNTANT FOR FINAL RESOLUTION, SUBJECT TO THE AUDIT RIGHTS OF TENANT CONTAINED IN SECTION 6(g). IF THE CERTIFIED PUBLIC ACCOUNTANT DETERMINES THAT TENANT'S SHARE OF BASIC OPERATING COSTS IS OVERSTATED BY FIVE PERCENT (5%) OR MORE, THEN LANDLORD SHALL PAY THE COST OF THE CERTIFIED PUBLIC ACCOUNTANT. OTHERWISE, TENANT SHALL PAY THE COST OF THE CERTIFIED PUBLIC ACCOUNTANT. IF A DISPUTE IS RESOLVED IN FAVOR OF TENANT, LANDLORD SHALL, WITHIN THIRTY (30) DAYS THEREAFTER, REFUND ANY OVERPAYMENT TO TENANT. THE DETERMINATION OF SUCH CERTIFIED PUBLIC ACCOUNTANT SHALL BE FINAL AND BINDING, SUBJECT TO THE AUDIT RIGHTS OF TENANT CONTAINED IN SECTION 6(g), AND FINAL SETTLEMENT SHALL BE MADE WITHIN THIRTY (30) DAYS AFTER RECEIPT OF SUCH ACCOUNTANT'S DECISION. IF TENANT FAILS TO DISPUTE THE CALCULATION OF TENANT'S SHARE OF BASIC OPERATING COSTS IN ACCORDANCE WITH THE PROCEDURES AND WITHIN THE TIME PERIODS SPECIFIED IN THIS SECTION 6(f), OR REQUEST AN AUDIT OF THE BASIC OPERATING COSTS IN ACCORDANCE WITH THE PROCEDURES AND WITHIN THE TIME PERIODS SPECIFIED IN SECTION 6(g), THE STATEMENT SHALL BE CONSIDERED FINAL AND BINDING FOR THE CALENDAR YEAR IN QUESTION.

                  0.6.0.0.7. TENANT, AT TENANT'S EXPENSE, SHALL HAVE THE RIGHT, NO MORE FREQUENTLY THAN ONCE PER CALENDAR YEAR, FOLLOWING THIRTY (30) DAYS' PRIOR WRITTEN NOTICE (SUCH WRITTEN NOTICE TO BE GIVEN WITHIN NINETY [90] DAYS FOLLOWING TENANT'S RECEIPT OF LANDLORD'S STATEMENT DELIVERED IN ACCORDANCE WITH SECTION 6(c)) TO LANDLORD, TO AUDIT LANDLORD'S BOOKS AND RECORDS RELATING TO BASIC OPERATING COSTS FOR THE IMMEDIATELY PRECEDING CALENDAR YEAR ONLY; PROVIDED THAT SUCH AUDIT MUST BE CONCLUDED WITHIN NINETY (90) DAYS AFTER TENANT'S RECEIPT OF LANDLORD'S STATEMENT FOR THE YEAR TO WHICH SUCH AUDIT RELATES; AND PROVIDED FURTHER THAT THE CONDUCT OF SUCH AUDIT MUST NOT UNREASONABLY INTERFERE WITH THE CONDUCT OF LANDLORD'S BUSINESS. WITHOUT LIMITATION UPON THE FOREGOING, TENANT'S RIGHT TO AUDIT LANDLORD'S BOOKS AND RECORDS SHALL BE SUBJECT TO THE FOLLOWING CONDITIONS:

                           0.6.0.0.7.1. No audit shall be allowed unless Basic
                  Operating Costs for the calendar year in question have increased by more than five percent (5%) over Basic Operating Costs for the immediately preceding calendar year;

                           0.6.0.0.7.2. Such audit shall be conducted during
                  Normal Business Hours and at the location where Landlord maintains its books and records;

                           0.6.0.0.7.3. Tenant shall deliver to Landlord a copy
                  of the results of such audit within five (5) days after its receipt by Tenant;


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 10

                           0.6.0.0.7.4. No audit shall be permitted if an Event
                  of Default by Tenant under Section 27(a)(1) hereof has occurred and is continuing under this Lease, including any failure by Tenant to pay an amount in Dispute;

                           0.6.0.0.7.5. Tenant shall reimburse Landlord within
                  ten (10) days following written demand for the cost of all copies requested by Tenant's auditor;

                           0.6.0.0.7.6. Such audit must be conducted by an
                  independent, nationally-recognized accounting firm or a local accounting firm reasonably acceptable to Landlord that is not being compensated by Tenant primarily on a contingency fee basis (i.e. not more than fifty percent [50%] of such auditor's compensation is contingent upon the results of the audit) and which has agreed with Landlord in writing to keep the results of such audit confidential by executing and delivering to Landlord a confidentiality agreement in the form of Exhibit "F" attached to this Lease, such confidentiality agreement to also be signed and delivered to Landlord by Tenant;

                           0.6.0.0.7.7. No subtenant shall have the right to
                  audit;

                           0.6.0.0.7.8. If, for any calendar year, an assignee
                  of Tenant (as permitted by this Lease) has audited or given notice of an audit, Tenant will be prohibited from auditing such calendar year, unless in the case of an audit having been noticed but not yet performed by such assignee, the assignee withdraws its audit notice, and, similarly, if Tenant has audited such calendar year or given such notice, the foregoing restrictions of this Section 6(g)(8) will apply to the assignee's right to audit; and

                           0.6.0.0.7.9. Any assignee's audit right will be
                  limited to the period after the effective date of the assignment.

Unless Landlord in good faith disputes the results of such audit, an appropriate adjustment shall be made between Landlord and Tenant to reflect any overpayment or underpayment of Tenant's Share of Basic Operating Costs within thirty (30) days after delivery of such audit to Landlord. In the event of an overpayment by Tenant, within thirty (30) days following the delivery of such audit, Landlord shall, if no Event of Default exists hereunder, make a cash payment to Tenant in the amount of such overpayment, or, if an Event of Default exists hereunder, credit such overpayment against delinquent Rent and make a cash payment to Tenant for the balance. If the amount evidenced by the audit evidences that Tenant was overcharged by more than five percent (5%) of the total amount for Tenant's Share of Base Operating Expenses, then, unless Landlord disputes such finding pursuant to the procedures set forth below, Landlord will pay all of Tenant's reasonable costs of Tenant's audit. In the event Landlord in good faith disputes the results of any such audit, the parties shall in good faith attempt to resolve any disputed items. If Landlord and Tenant are able to resolve such dispute, final settlement shall be made within thirty (30) days after resolution of the dispute. If the parties are unable to resolve any such dispute, any sum on which there is no longer dispute shall be paid and any remaining disputed items shall be referred to a mutually satisfactory third party certified public accountant for final resolution. If such certified public accountant determines that Tenant's Share of Basic Operating Costs is overstated by more than five percent (5%), then Landlord shall pay the cost of the certified public accountant. Otherwise Tenant shall pay the cost of the certified public accountant. The determination of such certified public accountant shall be final and binding and final settlement shall be made within thirty (30) days after receipt of such accountant's decision.

                  0.6.0.0.8. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN, TENANT'S OBLIGATION TO PAY THE CONTROLLABLE COSTS (HEREINAFTER DEFINED) COMPONENT OF TENANT'S SHARE OF BASIC OPERATING COSTS SHALL BE LIMITED TO A 7% ANNUAL INCREASE ON A CUMULATIVE BASIS. FOR PURPOSES HEREOF, THE TERM "CONTROLLABLE COSTS" SHALL MEAN ALL BASIC OPERATING COSTS, EXCEPT UTILITY COSTS, TAXES AND INSURANCE PREMIUMS.

         0.7. Late Payments; Dishonored Checks.


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 11

                  0.7.0.0.1. IN THE EVENT ANY INSTALLMENT OF RENT IS NOT RECEIVED WITHIN FIVE (5) BUSINESS DAYS AFTER LANDLORD DELIVERS WRITTEN NOTICE IN ACCORDANCE WITH SECTION 38 HEREOF TO THE ATTENTION OF TENANT'S CHIEF FINANCIAL OFFICER AND TO HIERSCHE, MARTENS, HAYWARD, DRAKELEY & URBACH, P.C., 15305 DALLAS PARKWAY, SUITE 700, LB 17, DALLAS, TEXAS 75248, ATTN: JAMES T. DRAKELEY, ESQ. THAT SUCH INSTALLMENT IS PAST DUE (WITHOUT IN ANY WAY IMPLYING LANDLORD'S CONSENT TO SUCH LATE PAYMENT), TENANT, TO THE EXTENT PERMITTED BY LAW, AGREES TO PAY, IN ADDITION TO SAID INSTALLMENT OF RENT, A LATE PAYMENT CHARGE EQUAL TO FIVE PERCENT (5%) OF THE INSTALLMENT OF RENT DUE, IT BEING UNDERSTOOD THAT SAID LATE PAYMENT CHARGE SHALL BE FOR THE PURPOSE OF REIMBURSING LANDLORD FOR THE ADDITIONAL COSTS AND EXPENSES WHICH LANDLORD PRESENTLY EXPECTS TO INCUR IN CONNECTION WITH THE HANDLING AND PROCESSING OF LATE PAYMENTS. NOTWITHSTANDING THE FOREGOING, THE LATE PAYMENT CHARGE SHALL INCREASE TO TEN PERCENT (10%) OF THE INSTALLMENT OF RENT DUE IF TENANT BECOMES RESPONSIBLE FOR A LATE PAYMENT CHARGE MORE THAN TWICE DURING ANY CONSECUTIVE TWELVE (12) MONTH PERIOD. SUCH CHARGE SHALL REVERT TO FIVE PERCENT (5%) AFTER TENANT HAS PAID RENT FOR TWELVE (12) CONSECUTIVE MONTHS WITHOUT INCURRING A LATE CHARGE. IN THE EVENT OF ANY SUCH LATE PAYMENT(S) BY TENANT, THE ADDITIONAL COSTS AND EXPENSES SO RESULTING TO LANDLORD WILL BE DIFFICULT TO ASCERTAIN PRECISELY AND THE FOREGOING CHARGE CONSTITUTES A REASONABLE AND GOOD FAITH ESTIMATE BY THE PARTIES OF THE EXTENT OF SUCH ADDITIONAL COSTS AND EXPENSES. ACCEPTANCE OF SUCH LATE CHARGE BY LANDLORD SHALL IN NO EVENT CONSTITUTE A WAIVER OF TENANT'S DEFAULT WITH RESPECT TO SUCH OVERDUE AMOUNT, NOR PREVENT LANDLORD FROM EXERCISING ANY OTHER RIGHTS OR REMEDIES GRANTED HEREUNDER UNLESS SUCH DEFAULT IS OTHERWISE CURED WITHIN THE TIME PERIOD PROVIDED IN THIS LEASE.

                  0.7.0.0.2. IN ADDITION TO THE LATE PAYMENT CHARGE CONTAINED IN
         SECTION 7(a), ALL RENT, IF NOT PAID WITHIN THIRTY (30) DAYS OF THE DATE DUE, SHALL, AT THE OPTION OF LANDLORD, AND TO THE EXTENT PERMITTED BY LAW, BEAR INTEREST FROM THE DATE DUE UNTIL PAID AT THE DEFAULT RATE.

                  0.7.0.0.3. IF ANY CHECK IS TENDERED BY TENANT AND NOT DULY HONORED WITH GOOD FUNDS, TENANT SHALL, IN ADDITION TO ANY OTHER REMEDIES AVAILABLE TO LANDLORD UNDER THIS LEASE, PAY LANDLORD A "NSF" FEE OF $25.00.

         0.8. Security Deposit.

                  0.8.0.0.1. THE SECURITY DEPOSIT SHALL BE DEPOSITED WITH LANDLORD BY TENANT CONTEMPORANEOUSLY WITH THE DELIVERY BY TENANT TO LANDLORD OF THIS LEASE. THE SECURITY DEPOSIT SHALL BE HELD BY LANDLORD, WITHOUT LIABILITY FOR INTEREST, AS SECURITY FOR THE PERFORMANCE BY TENANT OF TENANT'S COVENANTS AND OBLIGATIONS UNDER THIS LEASE, IT BEING EXPRESSLY UNDERSTOOD THAT THE SECURITY DEPOSIT SHALL NOT BE CONSIDERED AN ADVANCE PAYMENT OF RENT OR A MEASURE OF TENANT'S LIABILITY FOR DAMAGES IN CASE OF DEFAULT BY TENANT. LANDLORD MAY, FROM TIME TO TIME, WITHOUT PREJUDICE TO ANY OTHER REMEDY, USE THE SECURITY DEPOSIT TO THE EXTENT NECESSARY TO MAKE GOOD ANY ARREARAGE OF RENT OR TO SATISFY ANY OTHER COVENANT OR OBLIGATION OF TENANT HEREUNDER. FOLLOWING ANY SUCH APPLICATION OF THE SECURITY DEPOSIT, TENANT SHALL PAY TO LANDLORD ON DEMAND THE AMOUNT SO APPLIED IN ORDER TO RESTORE THE SECURITY DEPOSIT TO ITS ORIGINAL AMOUNT. IF TENANT IS NOT IN DEFAULT AT THE TERMINATION OF THIS LEASE, THE BALANCE OF THE SECURITY DEPOSIT REMAINING AFTER ANY SUCH APPLICATION SHALL BE RETURNED BY LANDLORD TO TENANT WITHIN THIRTY
         (30) DAYS FOLLOWING THE TERMINATION OF THIS LEASE. IF LANDLORD TRANSFERS ITS INTEREST IN THE COMPLEX DURING THE TERM OF THIS LEASE, LANDLORD MAY ASSIGN THE SECURITY DEPOSIT TO THE TRANSFEREE AND UPON ASSUMPTION BY SUCH TRANSFEREE OF LIABILITY FOR THE SECURITY DEPOSIT, LANDLORD SHALL HAVE NO FURTHER LIABILITY FOR THE RETURN OF SUCH SECURITY DEPOSIT.

                  0.8.0.0.2. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN, THE SECURITY DEPOSIT SHALL BE RETURNED TO TENANT AT SUCH TIME AS TENANT DELIVERS EVIDENCE TO LANDLORD REASONABLY SATISFACTORY TO LANDLORD THAT TENANT'S SHAREHOLDERS' EQUITY (DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, CONSISTENTLY APPLIED) HAS EQUALED OR EXCEEDED $50,000,000.00 FOR THE PREVIOUS TWO CALENDAR QUARTERS. NOTWITHSTANDING THE FOREGOING, IF LANDLORD RETURNS THE SECURITY DEPOSIT TO TENANT PURSUANT TO THE IMMEDIATELY PRECEDING SENTENCE, AND TENANT'S SHAREHOLDERS' EQUITY (DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, CONSISTENTLY APPLIED) SUBSEQUENTLY DROPS BELOW $50,000,000.00, TENANT SHALL ONCE AGAIN DEPOSIT WITH LANDLORD THE SECURITY DEPOSIT WITHIN FIVE (5) DAYS AFTER DEMAND BY LANDLORD.

                  0.8.0.0.3. TENANT SHALL PROVIDE SUCH INFORMATION TO LANDLORD AND MAKE SUCH RECORDS AVAILABLE TO LANDLORD AS ARE REASONABLY NECESSARY TO ENABLE LANDLORD TO


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 12

         DETERMINE TENANT'S SHAREHOLDERS' EQUITY ON A QUARTERLY BASIS SO LONG AS TENANT IS A PUBLICLY TRADED COMPANY, OR FROM TIME TO TIME UPON THE WRITTEN REQUEST OF LANDLORD (BUT IN NO EVENT MORE OFTEN THAN MONTHLY), IF TENANT IS NO LONGER A PUBLICLY TRADED COMPANY.

         0.9. Services to be Furnished by Landlord.

                  0.9.0.0.1. DURING THE TERM OF THIS LEASE, LANDLORD AGREES TO FURNISH TENANT THE FOLLOWING SERVICES:

                           0.9.0.0.1.1. Facilities for hot and cold water at
                  those points of supply provided for general use of other tenants in the Building and as necessary to service any kitchen facilities within the Premises approved by Landlord and provided solely for the use of Tenant and its employees, and central heat and air conditioning in season (the cost of such service to be paid by Tenant and other tenants of the Complex in accordance with Section 6(d)(3), and the cost of such service during other than Normal Business Hours to be paid as set forth in Section 9(a)(8)), during Normal Business Hours, at such temperatures and in such amounts as are considered to be standard for similar class office buildings within a three (3) mile radius of the Building or as required by governmental authorities (including energy conservation requirements). If Tenant will require water supply other than as provided in the preceding sentence, or if Tenant requires chilled water in connection with any supplemental air conditioning equipment servicing the Premises, Landlord may install separate meters at the cost of Tenant. In the event separate utility meters are provided to the Premises, Landlord may elect to have all charges for the water services (including chilled water) that are separately metered to the Premises billed directly to Tenant and Landlord shall make a corresponding adjustment to Tenant's Share of Basic Operating Costs.

                           0.9.0.0.1.2. Routine maintenance for all Common Areas
                  and Service Areas of the Building in the manner and to the extent deemed by Landlord to be standard.

                           0.9.0.0.1.3. Janitorial service, five (5) days per
                  week, exclusive of Normal Business Holidays, at a level comparable to that provided in similar class office buildings within a three (3) mile radius of the Building.

                           0.9.0.0.1.4. All Building Standard fluorescent and
                  incandescent bulb and ballast replacement in the Premises, the Common Areas and the Service Areas.

                           0.9.0.0.1.5. Limited access to the Building (or to
                  the floor on which the Premises are located) during other than Normal Business Hours through the use of master entry cards and/or keys. Tenant shall receive one (1) master entry card and/or key for each two hundred fifty (250) square feet of Rentable Area in the Premises. Tenant shall reimburse Landlord for the cost of each additional card and/or key and for each replacement card and/or key for any card and/or key lost by or stolen from Tenant. The cost of additional keys shall be $3.50 per key and the cost of additional cards shall be $20.00 per card. Tenant agrees to surrender all master entry cards and/or keys in its possession upon the expiration or earlier termination of this Lease. Any lost cards and/or keys shall be canceled. LANDLORD SHALL HAVE NO LIABILITY TO TENANT, ITS EMPLOYEES, AGENTS, CONTRACTORS, INVITEES, OR LICENSEES FOR LOSSES DUE TO THEFT OR BURGLARY (OTHER THAN THEFT OR BURGLARY COMMITTED BY EMPLOYEES OF LANDLORD), OR FOR DAMAGES DONE BY UNAUTHORIZED PERSONS IN THE PREMISES OR ON THE COMPLEX. Tenant shall cooperate fully in Landlord's efforts to control access in the Building and shall follow all regulations promulgated by Landlord with respect thereto which are adopted in accordance with Exhibit "C".

                           0.9.0.0.1.6. Electricity and proper facilities to
                  furnish (A) Building Standard lighting (which shall be defined as an average connected load of two [2] watts per square foot of Rentable Area of the Premises multiplied by the number of Normal Business Hours in each month), and (B) sufficient electrical power for normal office machines (including electric typewriters, desk-top computer facilities and desk-top word processing facilities) and other machines of similar electrical consumption ("Miscellaneous Power"), provided that Tenant's Miscellaneous Power requirements shall not exceed six (6) watts per square foot of Rentable Area of the Premises, of connected load or four (4) watts per square foot of Rentable Area of the Premises of demand load multiplied by the number of Normal Business Hours in each month (as measured by one or more separate watt hour meters), or require a voltage greater than 120/208 volts 3-phase or require more than 500 watts for any piece of equipment (the "Building Standard Electrical Design Load"). In the event Landlord determines that Tenant will require, or is consuming, special lighting in excess of Building Standard or Miscellaneous Power in excess of the Building Standard Electrical Design Load, Tenant shall reimburse Landlord for


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 13
                  the cost of any additional equipment, such as transformers, risers and supplemental air conditioning equipment, which Landlord's engineer reasonably deems necessary to accommodate such above-standard consumption (without implying any obligation on the part of Landlord to accommodate such use), and Landlord may install separate meters to all or a portion of the Premises at the cost of Tenant.

                           0.9.0.0.1.7. Passenger elevator service in common
                  with other tenants of the Building for ingress to and egress from the floor(s) upon which the Premises are situated, twenty-four (24) hours a day, seven (7) days a week, and non-exclusive freight elevator service to the Premises during Normal Business Hours and at other times upon reasonable prior notice to Landlord and approval of the Building manager. Any passenger or freight elevator use shall be subject to the Rules and Regulations for the Building and shall be subject to temporary cessation for ordinary repair and maintenance and during times when life safety systems override normal Building operating systems.

                           0.9.0.0.1.8. Heating and air conditioning during
                  other than Normal Business Hours shall be furnished only upon the prior request of Tenant made in accordance with such procedures as are, from time to time, prescribed by the Building manager, and Tenant shall bear the cost of such heating and air conditioning service at a rate equal to the cost incurred by Landlord to provide such service (such cost incurred not to include any additional administrative fee or charge for turning on or arranging for the turn-on of the HVAC; provided, however, there shall be a two (2) hour minimum charge when such service is requested and the after-hours HVAC rate may be adjusted, from time to time, to reflect increases in the costs incurred by Landlord in providing such service. In the event any other tenant within the same HVAC zone as the Premises also requests after-hours heating or air conditioning during the same period as Tenant, Landlord shall equitably allocate the cost thereof among all tenants within the same HVAC zone requesting such service.

                           0.9.0.0.1.9. All necessary risers and conduits for
                  Tenant's own telephone services shall be provided by Landlord at no cost to Tenant, which shall include, but not be limited to, two (2) four (4) inch conduits.

                  0.9.0.0.2. IN THE EVENT LANDLORD AGREES TO PROVIDE ANY ADDITIONAL SERVICES AT THE SPECIFIC REQUEST OF TENANT, WITHOUT IMPLYING ANY OBLIGATION ON THE PART OF LANDLORD TO DO SO, THE PROVISION OF SUCH SERVICES SHALL, UNLESS OTHERWISE SPECIFICALLY AGREED IN WRITING, BE SUBJECT TO THE AVAILABILITY OF BUILDING PERSONNEL, AND, IF THE PROVISION OF ANY SUCH SERVICE REQUIRES LANDLORD TO INCUR ANY OUT-OF-POCKET COST, TENANT SHALL REIMBURSE LANDLORD FOR THE COST OF PROVIDING SUCH SERVICE (PLUS AN ADMINISTRATIVE CHARGE EQUAL TO FIVE PERCENT [5%] OF SUCH COST, PLUS APPLICABLE SALES TAX) WITHIN TEN (10) DAYS FOLLOWING RECEIPT OF AN INVOICE FROM LANDLORD. UNLESS LANDLORD HAS AGREED WITH TENANT TO THE CONTRARY IN WRITING, LANDLORD MAY DISCONTINUE THE PROVISION OF SUCH ADDITIONAL SERVICE AT ANY TIME UPON THIRTY (30) DAYS ADVANCE WRITTEN NOTICE (OR IMMEDIATELY UPON THE OCCURRENCE OF AN EVENT OF DEFAULT).

                  0.9.0.0.3. THE UNINTENTIONAL FAILURE BY LANDLORD, TO ANY EXTENT, TO FURNISH SERVICES REQUIRED TO BE FURNISHED BY LANDLORD HEREUNDER, OR ANY CESSATION THEREOF, SHALL NOT RENDER LANDLORD LIABLE IN ANY RESPECT FOR DAMAGES (INCLUDING, WITHOUT LIMITATION, BUSINESS INTERRUPTION DAMAGES) TO PERSONS OR PROPERTY, NOR BE CONSTRUED AS AN EVICTION OF TENANT, NOR WORK AN ABATEMENT OF RENT, NOR RELIEVE TENANT FROM FULFILLMENT OF ANY COVENANT OR AGREEMENT SET FORTH IN THIS LEASE. SHOULD ANY OF SUCH SERVICES BE INTERRUPTED, LANDLORD SHALL USE REASONABLE DILIGENCE TO RESTORE THE SAME PROMPTLY, BUT TENANT SHALL HAVE NO CLAIM FOR REBATE OF RENT, DAMAGES OR EVICTION ON ACCOUNT THEREOF. NOTWITHSTANDING THE FOREGOING, SUBJECT TO SECTION 24 (CASUALTY DAMAGE) AND SECTION 25 (CONDEMNATION), IF ANY PORTION OF THE PREMISES BECOMES UNFIT FOR OCCUPANCY BECAUSE LANDLORD FAILS TO DELIVER ANY SERVICE REQUIRED UNDER THIS SECTION 9 FOR ANY PERIOD EXCEEDING FIVE (5) CONSECUTIVE BUSINESS DAYS (EXCLUDING NORMAL BUSINESS HOLIDAYS) AFTER RECEIPT OF NOTICE OF SUCH FAILURE FROM TENANT, AND PROVIDED SUCH FAILURE IS NOT CAUSED BY TENANT OR ANY TENANT RELATED PARTY, LANDLORD SHALL ALLOW TENANT AN EQUITABLE ABATEMENT OF RENT (BASED ON THE SEVERITY OF THE INTERRUPTION AND THE AMOUNT OF SPACE UNFIT FOR OCCUPANCY) EFFECTIVE FROM THE SIXTH (6TH) BUSINESS DAY (EXCLUDING NORMAL BUSINESS HOLIDAYS) FOLLOWING THE EARLIER TO OCCUR OF (i) THE DATE ON WHICH TENANT FIRST PROVIDED LANDLORD WITH WRITTEN NOTICE OF THE INTERRUPTION OF SUCH SERVICE, AND (ii) THE DATE ON WHICH LANDLORD FIRST ACQUIRED ACTUAL KNOWLEDGE OF THE INTERRUPTION OF SUCH SERVICE, UNTIL SUCH PORTION OF THE PREMISES IS AGAIN FIT FOR OCCUPANCY AND SUCH SERVICE IS RESTORED; PROVIDED FURTHER, THAT IF (a) ANY MATERIAL PORTION OF THE PREMISES REMAINS UNFIT FOR THE CONDUCT OF TENANT'S BUSINESS BECAUSE LANDLORD FAILS TO DELIVER ANY ESSENTIAL SERVICE (HEREINAFTER DEFINED) FOR ANY PERIOD EXCEEDING ONE HUNDRED


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 14

         TWENTY (120) CONSECUTIVE DAYS AND (b) SUCH FAILURE IS NOT CAUSED BY TENANT OR ANY OF TENANT'S AGENTS, EMPLOYEES, CONTRACTORS OR INVITEES, TENANT SHALL DIRECT TO TERMINATE THIS LEASE UPON THIRTY (30) DAYS WRITTEN NOTICE TO LANDLORD (PROVIDED, HOWEVER, THAT IF LANDLORD IS ABLE TO CAUSE SUCH SERVICE TO BE RESTORED PRIOR TO THE EFFECTIVE DATE OF SUCH TERMINATION, SUCH TERMINATION SHALL BECOME VOID AND WITHOUT FURTHER FORCE OR EFFECT AND THIS LEASE SHALL CONTINUE IN EFFECT UPON THE TERMS AND CONDITIONS SET FORTH HEREIN). FOR PURPOSES HEREOF, THE TERM "ESSENTIAL SERVICE" SHALL MEAN THE PROVISION OF SANITARY SEWER, WATER, ELECTRICITY OR CENTRAL HEAT AND AIR CONDITIONING IN SEASON TO THE PREMISES.

         0.10. Graphics; Signage. Landlord shall, at Landlord's sole cost, provide and install one (1) Building Standard identification sign per floor within the Premises and add Tenant's name (including the names of not more than three (3) of Tenant's affiliated or subsidiary companies) and suite number to the Building directory in the lobby (the "Base Building Signage"). Any other signage requested by Tenant in addition to the Base Building Signage shall be subject to the prior approval of Landlord and shall be provided, constructed and installed by Landlord; provided, however, Tenant shall reimburse Landlord for Landlord's cost of providing such service, plus an administrative charge equal to five percent (5%) of Landlord's cost. All such additional signage shall be in the standard graphics for the Building and no others shall be used or permitted without Landlord's prior written consent. Tenant, at its sole cost and expense, shall remove all non-Building Standard signage (if such non-Building Standard signage was permitted by Landlord) upon the termination of this Lease and repair any damage caused by such removal.

         0.11. Telecommunications.

                  0.11.0.0.1. IN THE EVENT THAT TENANT WISHES TO UTILIZE THE SERVICES OF A TELEPHONE OR TELECOMMUNICATIONS PROVIDER WHOSE EQUIPMENT IS NOT SERVICING THE BUILDING AS OF THE DATE OF TENANT'S EXECUTION OF THIS LEASE ("PROVIDER"), SUCH PROVIDER SHALL BE REQUIRED TO OBTAIN THE PRIOR WRITTEN CONSENT OF LANDLORD, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED, BEFORE INSTALLING ITS LINES OR EQUIPMENT WITHIN THE COMPLEX. IN NO EVENT SHALL THE PROVIDER BE PERMITTED TO PROVIDE SERVICE TO ANY OCCUPANT OF THE COMPLEX OTHER THAN TENANT, WITHOUT THE PRIOR WRITTEN CONSENT OF LANDLORD, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED.

                  0.11.0.0.2. LANDLORD'S REFUSAL TO GIVE ITS CONSENT TO THE INSTALLATION OF LINES OR EQUIPMENT BY THE PROVIDER SHALL BE DEEMED REASONABLE UNLESS ALL OF THE FOLLOWING CONDITIONS ARE SATISFIED TO LANDLORD'S SATISFACTION, THE SATISFACTION OF SUCH CONDITIONS TO BE EVIDENCED BY A WRITTEN AGREEMENT BETWEEN PROVIDER AND LANDLORD OR BY ANY OTHER MEANS ACCEPTABLE TO LANDLORD IN ITS REASONABLE JUDGMENT:

                           0.11.0.0.2.1. Landlord shall incur no expense
                  whatsoever with respect to any aspect of Provider's provision of its services, including, without limitation, the costs of installation, materials, utilities (including the cost of any separate meters) and service;

                           0.11.0.0.2.2. Prior to commencement of any work in or
                  about the Building by Provider, Provider shall supply Landlord with such written indemnities, insurance verifications, financial statements, and such other items as Landlord reasonably deems to be necessary to protect its financial interests and the interests of the Building relating to the proposed activities of the Provider;

                           0.11.0.0.2.3. Prior to the commencement of any work
                  in or about the Building by the Provider, the Provider shall agree to abide by the Rules and Regulations and such other requirements as are reasonably determined by Landlord to be necessary to protect the interests of the Building, the tenants in the Building, and the Landlord, including, without limitation, providing security in such form and amount as determined by Landlord;

                           0.11.0.0.2.4. Landlord reasonably determines that
                  there is sufficient space in the Building for the placement of all of the Provider's equipment and materials;

                           0.11.0.0.2.5. The Provider is licensed and reputable;
                  and

                           0.11.0.0.2.6. The Provider agrees to compensate
                  Landlord for space used in the Building for the storage and maintenance of the Provider's equipment and for all costs that may be incurred by Landlord in arranging for access by the Provider's personnel, security for Provider's equipment, and any other such costs as Landlord may reasonably expect to incur.


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 15

                  0.11.0.0.3. LANDLORD'S CONSENT UNDER THIS SECTION SHALL NOT BE DEEMED ANY KIND OF WARRANTY OR REPRESENTATION BY LANDLORD, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OR REPRESENTATION AS TO THE SUITABILITY, COMPETENCE, OR FINANCIAL STRENGTH OF PROVIDER.

                  0.11.0.0.4. TENANT ACKNOWLEDGES AND AGREES THAT ALL TELEPHONE AND TELECOMMUNICATIONS SERVICES DESIRED BY TENANT SHALL BE ORDERED AND UTILIZED AT THE SOLE RISK AND EXPENSE OF TENANT.

                  0.11.0.0.5. TENANT AGREES THAT, TO THE EXTENT SERVICE BY PROVIDER IS INTERRUPTED, CURTAILED, OR DISCONTINUED, LANDLORD SHALL HAVE NO OBLIGATION OR LIABILITY WITH RESPECT THERETO AND IT SHALL BE THE SOLE OBLIGATION OF TENANT AT ITS EXPENSE TO OBTAIN SUBSTITUTE SERVICE.

                  0.11.0.0.6. THE PROVISIONS OF THIS SECTION 11 MAY BE ENFORCED SOLELY BY THE TENANT AND LANDLORD, AND ARE NOT FOR THE BENEFIT OF ANY OTHER PARTY. NO PROVIDER SHALL BE DEEMED A THIRD PARTY BENEFICIARY OF THIS LEASE.

         0.12. Repair and Maintenance by Landlord. Except as provided in Section 14, Landlord shall be responsible for the maintenance and repair, and replacement when necessary, of exterior and load-bearing walls, floors (but not floor coverings), mechanical, electrical, plumbing and HVAC systems and equipment which are Building Standard, the roof of the Building, the Common Areas (including restrooms located on any full floors leased by Tenant), the Service Areas and the Parking Areas. In no event shall Landlord be responsible for the maintenance or repair of improvements made by or at the request of Tenant which are not Building Standard. All requests for repairs must be submitted to Landlord in writing, except in the case of an emergency. Repairs and maintenance by Landlord pursuant to this Section 12 are included in Basic Operating Costs, except to the extent excluded by Section 6(e).

         0.13. Maintenance by Tenant. Tenant shall maintain the Premises in a clean and orderly condition and shall not commit or allow any waste to be committed on any portion of the Premises. At the expiration or early termination of this Lease, Tenant shall deliver up the Premises to Landlord in as good condition as at the Commencement Date, ordinary wear and tear and damage by fire or casualty loss (unless caused by Tenant) excepted.

         0.14. Repairs by Tenant. Tenant shall, at Tenant's cost, repair or replace any damage to the Premises (including doors and door frames, interior windows and any kitchen equipment, such as dishwashers, sinks, refrigerators, trash compactors and plumbing and other mechanical systems related thereto) that is not caused by Landlord or that is within the responsibility of Landlord under the Tenant Improvements Agreement, if any, and any damage to the Complex, or any part thereof, caused by Tenant or any employee, officer, contractor, agent, subtenant, guest, licensee or invitee of Tenant (except that with respect to any such damage outside of the Premises or below floor coverings, above ceilings or behind walls or columns, such damage shall be repaired by Landlord), and Tenant shall reimburse Landlord for the cost of such repairs or replacements, plus an administrative charge equal to five percent (5%) of the cost of such repairs or replacements. If Tenant fails to make such repairs or replacements within thirty
(30) days after receipt of written notice from Landlord, Landlord may, at Landlord's option, make such repairs or replacements, and Tenant shall reimburse Landlord for the cost of such repairs or replacements, plus an administrative charge equal to five percent (5%) of the cost of such repairs or replacements. Reimbursement for all repairs performed by Landlord pursuant to this Section 14 shall be payable as additional Rent by Tenant to Landlord within ten (10) days following Tenant's receipt of an invoice from Landlord. Notwithstanding anything contained herein to the contrary, if any such damage is covered by Landlord's insurance, in whole or in part, Tenant's liability under this Section 14 shall be limited to the deductible payable by Landlord and any portion of the cost of repairing such damage not covered by Landlord's insurance. In connection with repairs or replacements made by Tenant, Tenant shall provide Landlord with a copy of the contractor agreement regarding such repairs, copies of certificates of insurance evidencing contractor coverage satisfactory to Landlord, copies of "as-built" Tenant's Final Plans and other information or documentation reasonably required by Landlord, including evidence of the lien-free completion of such repairs or replacements.

         0.15. Alterations, Additions, Improvements.


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 16

                  0.15.0.0.1. TENANT WILL MAKE NO ALTERATION, CHANGE, IMPROVEMENT, REPLACEMENT OR ADDITION TO THE PREMISES (COLLECTIVELY, "ALTERATIONS"), WITHOUT THE PRIOR WRITTEN CONSENT OF LANDLORD. NOTWITHSTANDING THE FOREGOING, (i) TENANT MAY MAKE, WITHOUT THE PRIOR WRITTEN CONSENT OF LANDLORD, INTERIOR ALTERATIONS WHICH WILL NOT AFFECT, IN ANY WAY, THE MECHANICAL, ELECTRICAL, PLUMBING, HVAC, FIRE AND LIFE SAFETY AND/OR STRUCTURAL COMPONENTS OF THE BUILDING ("NON-STRUCTURAL ALTERATIONS"), SO LONG AS (A) TENANT PROVIDES LANDLORD PRIOR WRITTEN NOTICE THAT TENANT INTENDS TO MAKE SUCH NON-STRUCTURAL ALTERATIONS AND (B) SUCH NON-STRUCTURAL ALTERATIONS DO NOT, WITH RESPECT TO ANY GIVEN SET OF ALTERATIONS PERFORMED AT THE SAME TIME OR PURSUANT TO THE SAME CONTRACT, EXCEED THE SUM OF TWENTY-FIVE THOUSAND DOLLARS ($25,000) AND (ii) LANDLORD SHALL NOT UNREASONABLY WITHHOLD OR DELAY ITS CONSENT TO NON-STRUCTURAL ALTERATIONS WHICH ARE GENERALLY CONSISTENT WITH THE OTHER TENANT IMPROVEMENTS WITHIN THE PREMISES. LANDLORD MAY, AT ITS OPTION, REQUIRE TENANT TO SUBMIT PLANS AND SPECIFICATIONS TO LANDLORD FOR APPROVAL PRIOR TO COMMENCING ANY ALTERATIONS. ALL ALTERATIONS (OTHER THAN NON-STRUCTURAL ALTERATIONS) SHALL BE PERFORMED BY A CONTRACTOR ON LANDLORD'S APPROVED LIST (A COPY OF WHICH MAY BE OBTAINED FROM THE BUILDING MANAGER). ALL ALTERATIONS SHALL BE DONE IN A GOOD AND WORKMANLIKE MANNER AND IN COMPLIANCE WITH ALL APPLICABLE LAWS AND ORDINANCES, INCLUDING, BUT NOT LIMITED TO, TITLE III OF THE AMERICANS WITH DISABILITIES ACT OF 1990 OR TEX. CIV. STAT. ANN. ART. 9102 (COLLECTIVELY, THE "DISABILITY LAWS") AND THE TEXAS ARCHITECTURAL BARRIERS STATUTE. TENANT SHALL REQUIRE THAT ANY CONTRACTORS USED BY TENANT CARRY A COMPREHENSIVE LIABILITY (INCLUDING BUILDER'S RISK) INSURANCE POLICY IN SUCH AMOUNTS AS LANDLORD MAY REASONABLY REQUIRE AND PROVIDE PROOF OF SUCH INSURANCE TO LANDLORD PRIOR TO THE COMMENCEMENT OF ANY ALTERATIONS. TENANT SHALL INDEMNIFY AND HOLD LANDLORD HARMLESS FROM, AND REIMBURSE LANDLORD FOR AND WITH RESPECT TO, ANY AND ALL COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), DEMANDS, CLAIMS, CAUSES OF ACTION AND LIENS ARISING FROM AND IN CONNECTION WITH ANY ALTERATIONS PERFORMED BY TENANT. ALL PERSONS PERFORMING WORK IN THE BUILDING AT THE REQUEST OF TENANT SHALL REGISTER WITH THE BUILDING MANAGER PRIOR TO INITIATING ANY WORK. UPON COMPLETION OF ANY ALTERATIONS, TENANT SHALL PROVIDE LANDLORD WITH A COPY OF ITS BUILDING PERMIT, FINAL INSPECTION TAG AND, IF PLANS AND SPECIFICATIONS WERE REQUIRED BY LANDLORD, FINAL "AS BUILT" PLANS AND SPECIFICATIONS, TOGETHER WITH EVIDENCE OF THE LIEN-FREE COMPLETION OF SUCH ALTERATIONS. EXCEPT FOR THE INITIAL IMPROVEMENTS (WHICH SHALL BE GOVERNED BY THE TENANT IMPROVEMENTS AGREEMENT), ALL ALTERATIONS NOW OR HEREAFTER PLACED OR CONSTRUCTED ON THE PREMISES AT THE REQUEST OF TENANT SHALL BE AT TENANT'S COST. IF LANDLORD PERFORMS SUCH ALTERATIONS ON TENANT'S BEHALF, THE COST OF SUCH ALTERATIONS (PLUS A CONSTRUCTION MANAGEMENT FEE EQUAL TO FIVE PERCENT [5%] OF HARD COSTS) SHALL BE PAYABLE AS ADDITIONAL RENT BY TENANT TO LANDLORD WITHIN TEN (10) DAYS FOLLOWING TENANT'S RECEIPT OF AN INVOICE FROM LANDLORD.

                  0.15.0.0.2. UPON THE EXPIRATION OR EARLY TERMINATION OF THIS LEASE, TENANT MAY REMOVE ITS TRADE FIXTURES, OFFICE SUPPLIES AND MOVABLE OFFICE FURNITURE AND EQUIPMENT NOT ATTACHED TO THE BUILDING PROVIDED (1) SUCH REMOVAL IS MADE PRIOR TO THE TERMINATION OR EXPIRATION OF THE LEASE TERM; (2) TENANT IS NOT THEN IN DEFAULT IN THE TIMELY PERFORMANCE OF ANY OBLIGATION OR COVENANT UNDER THIS LEASE; AND
         (3) TENANT PROMPTLY REPAIRS ALL DAMAGE CAUSED BY SUCH REMOVAL. ALL OTHER PROPERTY AT THE PREMISES, ANY ALTERATIONS TO THE PREMISES, AND ANY OTHER ARTICLES ATTACHED OR AFFIXED TO THE FLOOR, WALL, OR CEILING OF THE PREMISES SHALL, IMMEDIATELY UPON INSTALLATION, BE DEEMED THE PROPERTY OF LANDLORD AND SHALL BE SURRENDERED WITH THE PREMISES AT THE TERMINATION OR EXPIRATION OF THIS LEASE, WITHOUT PAYMENT OR COMPENSATION THEREFOR. IF, HOWEVER, LANDLORD SO REQUESTS IN WRITING, TENANT WILL, AT TENANT'S SOLE COST AND EXPENSE, PRIOR TO THE TERMINATION OR EXPIRATION OF THE LEASE TERM, REMOVE ANY AND ALL TRADE FIXTURES, OFFICE SUPPLIES AND OFFICE FURNITURE AND EQUIPMENT PLACED OR INSTALLED BY TENANT IN THE PREMISES, AND ANY NON-BUILDING STANDARD ALTERATIONS (OTHER THAN THE INITIAL IMPROVEMENTS) INSTALLED BY TENANT OR INSTALLED BY LANDLORD AT TENANT'S REQUEST IN THE PREMISES AND WHICH LANDLORD DESIGNATED AS BEING SUBJECT TO REMOVAL AT THE TIME OF APPROVAL, AND WILL REPAIR ANY DAMAGE CAUSED BY SUCH REMOVAL.

                  0.15.0.0.3. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN, TENANT MAY, SUBJECT TO ALL APPLICABLE LAWS, INSTALL KEY PAD-TYPE SECURITY DEVICES (THE "SECURITY DEVICE") WITHIN THE PREMISES (AND IN THE STAIRWAYS CONNECTING THE 5TH, 6TH, 7TH, AND 8TH FLOORS OF THE BUILDING, BUT ONLY TO THE EXTENT TENANT OCCUPIES SUCH ENTIRE FLOORS), WHICH SECURITY DEVICE SHALL BE SUBJECT TO LANDLORD'S PRIOR WRITTEN APPROVAL (WHICH APPROVAL SHALL NOT UNREASONABLY WITHHELD OR DELAYED). PRIOR TO INSTALLING SUCH SECURITY DEVICE, TENANT SHALL OBTAIN LANDLORD'S APPROVAL OF THE PLANS AND SPECIFICATIONS FOR THE INSTALLATION OF SUCH SECURITY DEVICE, AND LANDLORD AND TENANT SHALL COOPERATE TO ENSURE


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 17

         THAT SUCH SECURITY DEVICE DOES NOT INTERFERE WITH THE USE AND OCCUPANCY OF THE BUILDING BY OTHER TENANTS OR OTHERWISE DISRUPT THE OPERATION OF THE BUILDING. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN, THE SECURITY DEVICE SHALL BE INSTALLED WITH ELECTRIC LOCKS CONNECTED TO THE BUILDING CENTRAL FIRE CONTROL PANEL. ELECTRIC STRIKES AND MAGNETIC LOCKS SHALL NOT BE PERMITTED.

         0.16. Laws and Regulations; Disability Laws; Building Rules and Regulations.

                  0.16.0.0.1. TENANT, AT TENANT'S SOLE COST AND EXPENSE, SHALL COMPLY WITH ALL CURRENT AND FUTURE FEDERAL, STATE, MUNICIPAL AND OTHER LAWS AND ORDINANCES APPLICABLE TO THE USE OF THE PREMISES, THE EMPLOYEES, AGENTS, VISITORS AND INVITEES OF TENANT, AND THE BUSINESS CONDUCTED IN THE PREMISES BY TENANT, INCLUDING, WITHOUT LIMITATION, ALL ENVIRONMENTAL LAWS AND REGULATIONS; WILL NOT ENGAGE IN ANY ACTIVITY WHICH WOULD CAUSE LANDLORD'S FIRE AND EXTENDED COVERAGE INSURANCE TO BE CANCELED OR THE RATE INCREASED (OR, AT LANDLORD'S OPTION, LANDLORD MAY ALLOW TENANT TO ENGAGE IN SUCH ACTIVITY PROVIDED TENANT PAYS FOR ANY SUCH INCREASE IN THE INSURANCE RATE); AND WILL NOT COMMIT ANY ACT WHICH IS A NUISANCE OR ANNOYANCE TO LANDLORD OR TO OTHER TENANTS IN THE BUILDING OR WHICH MIGHT, IN THE REASONABLE JUDGMENT OF LANDLORD, APPRECIABLY DAMAGE LANDLORD'S GOODWILL OR REPUTATION, OR TEND TO INJURE OR DEPRECIATE THE VALUE OF THE BUILDING. WITHOUT LIMITING THE FOREGOING, TENANT SHALL NOT PLACE OR PERMIT TO REMAIN WITHIN THE PREMISES ANY "HAZARDOUS MATERIALS" AS SUCH TERM IS NOW OR HEREAFTER DEFINED UNDER APPLICABLE ENVIRONMENTAL LAWS, EXCEPT CLEANING SUPPLIES, COPIER TONER OR OTHER SIMILAR TYPE PRODUCTS COMMONLY FOUND IN COMMERCIAL OFFICE SPACE, PROVIDED SUCH ITEMS ARE PROPERLY LABELED, STORED AND DISPOSED OF IN ACCORDANCE WITH ALL APPLICABLE GOVERNMENTAL REQUIREMENTS. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 16(a) SHALL BE CONSTRUED AS REQUIRING TENANT TO BE RESPONSIBLE FOR ANY LEGAL REQUIREMENTS APPLICABLE TO THE STRUCTURAL PORTIONS OF THE PREMISES, ANY RESTROOMS WITHIN THE BUILDING (OTHER THAN RESTROOMS CONSTRUCTED BY OR AT THE SPECIAL REQUEST OF TENANT) OR THE BUILDING STANDARD MECHANICAL, ELECTRICAL, PLUMBING OR HVAC SYSTEMS, UNLESS THE FAILURE TO COMPLY WITH ANY SUCH LEGAL REQUIREMENTS IS CAUSED BY TENANT OR ANYONE ACTING FOR TENANT.

                  0.16.0.0.2. TENANT, AT ITS SOLE COST, SHALL BE RESPONSIBLE FOR COMPLIANCE WITH DISABILITY LAWS WITH RESPECT TO (1) THE PREMISES, (2) THE TENANT IMPROVEMENTS, (3) ALL ALTERATIONS MADE TO THE PREMISES OR ANY OTHER ACTS OF TENANT AFTER THE COMMENCEMENT DATE, (4) ALL REQUIREMENTS OF DISABILITY LAWS THAT RELATE TO THE EMPLOYER-EMPLOYEE RELATIONSHIP OR THAT ARE NECESSITATED BY THE SPECIAL NEEDS OF ANY EMPLOYEE, AGENT, VISITOR OR INVITEE OF TENANT AND THAT ARE NOT REQUIRED TO BE PROVIDED GENERALLY, INCLUDING, WITHOUT LIMITATION, REQUIREMENTS RELATED TO AUXILIARY AIDS AND GRAPHICS INSTALLED BY OR ON BEHALF OF TENANT (OTHER THAN BASE BUILDING SIGNAGE), AND (5) ALL REQUIREMENTS OF DISABILITY LAWS THAT RELATE TO PRIVATE RESTROOMS CONSTRUCTED BY OR AT THE SPECIAL REQUEST OF TENANT. LANDLORD, AT ITS SOLE COST, SHALL BE RESPONSIBLE FOR COMPLIANCE WITH DISABILITY LAWS WITH RESPECT TO THE COMMON AREAS (INCLUDING RESTROOMS LOCATED UPON FULL FLOORS LEASED BY TENANT) AND THE SERVICE AREAS AND THE INITIAL IMPROVEMENTS. NEITHER PARTY SHALL BE IN DEFAULT UNDER THIS SECTION 16(B) FOR ITS FAILURE TO COMPLY WITH DISABILITY LAWS SO LONG AS THE RESPONSIBLE PARTY IS EITHER CONTESTING IN GOOD FAITH, AND BY LEGAL MEANS, THE ENFORCEMENT OF DISABILITY LAWS, OR IS UNDERTAKING DILIGENT EFFORTS TO COMPLY WITH DISABILITY LAWS.

                  0.16.0.0.3. TENANT SHALL COMPLY WITH THE RULES AND REGULATIONS AND SHALL CAUSE ALL OF ITS AGENTS, EMPLOYEES, CONTRACTORS, INVITEES AND VISITORS TO DO SO. ALL CHANGES TO SUCH RULES AND REGULATIONS SHALL BE SENT BY LANDLORD TO TENANT IN WRITING. LANDLORD SHALL HAVE NO LIABILITY TO TENANT OR ANY OTHER PERSON FOR ITS FAILURE TO ENFORCE THE RULES AND REGULATIONS.

         0.17. Entry by Landlord. Tenant agrees to permit Landlord and its employees, agents, contractors or representatives to enter into and upon any part of the Premises at all reasonable hours upon reasonable prior notice (and in the case of emergencies at all times and without notice) to inspect the same, or to show the Premises to prospective purchasers, mortgagees, insurers or (in the last nine (9) months of the Lease Term or any renewal term) tenants, or to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of Rent by reason thereof. Landlord shall use reasonable efforts to minimize any disruption to the conduct of Tenant's business by reason of any such entry. No notice shall be required with respect to entry by Landlord, or its employees, agents or contractors to perform janitorial services.

         0.18. Assignment and Subletting.


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 18

                  0.18.0.0.1. TENANT SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE PREMISES OR ANY PART THEREOF OR MORTGAGE, PLEDGE OR HYPOTHECATE ITS LEASEHOLD INTEREST OR GRANT ANY CONCESSION OR LICENSE WITHIN THE PREMISES (ANY SUCH ASSIGNMENT, SUBLEASE, MORTGAGE, PLEDGE, HYPOTHECATION, OR GRANT OF A CONCESSION OR LICENSE BEING HEREINAFTER REFERRED TO IN THIS SECTION 18 AS A "TRANSFER") WITHOUT THE PRIOR WRITTEN CONSENT OF LANDLORD, AND ANY ATTEMPT TO EFFECT A TRANSFER WITHOUT SUCH CONSENT OF LANDLORD SHALL BE VOID AND OF NO EFFECT. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN, LANDLORD WILL NOT UNREASONABLY WITHHOLD OR DELAY ITS CONSENT TO ANY TRANSFER BY TENANT TO ANY SERVICE PROVIDER OF TENANT OR OTHER ENTITY WHICH IS INTEGRAL TO THE OPERATION OF TENANT'S BUSINESS FROM THE PREMISES SO LONG AS SUCH TRANSFER AFFECTS NO MORE THAN 5,000 SQUARE FEET OF RENTABLE AREA. IN ORDER FOR TENANT TO MAKE A TRANSFER, TENANT MUST REQUEST IN WRITING LANDLORD'S CONSENT AT LEAST THIRTY (30) DAYS IN ADVANCE OF THE DATE ON WHICH TENANT DESIRES TO MAKE A TRANSFER. SUCH REQUEST SHALL INCLUDE THE NAME OF THE PROPOSED ASSIGNEE OR SUBLESSEE, CURRENT FINANCIAL INFORMATION ON THE PROPOSED ASSIGNEE OR SUBLESSEE AND THE TERMS OF THE PROPOSED TRANSFER. LANDLORD SHALL, WITHIN FIFTEEN (15) DAYS FOLLOWING RECEIPT OF SUCH REQUEST, NOTIFY TENANT IN WRITING THAT LANDLORD ELECTS (1) TO TERMINATE THIS LEASE AS TO THE SPACE SO AFFECTED AS OF THE DATE SO SPECIFIED BY TENANT, IN WHICH EVENT TENANT WILL BE RELIEVED OF ALL FURTHER OBLIGATIONS HEREUNDER AS TO SUCH SPACE, (2) TO PERMIT TENANT TO ASSIGN OR SUBLET SUCH SPACE IN ACCORDANCE WITH THE TERMS PROVIDED TO LANDLORD, OR (3) TO REFUSE CONSENT TO TENANT'S REQUESTED TRANSFER AND TO CONTINUE THIS LEASE IN FULL FORCE AND EFFECT AS TO THE ENTIRE PREMISES. IF LANDLORD SHALL FAIL TO NOTIFY TENANT IN WRITING OF SUCH ELECTION WITHIN SAID FIFTEEN (15) DAY PERIOD, LANDLORD SHALL BE DEEMED TO HAVE ELECTED OPTION (3) ABOVE. IF LANDLORD ELECTS TO EXERCISE OPTION (1) ABOVE, TENANT MAY, WITHIN FIVE (5) DAYS AFTER TENANT'S RECEIPT OF NOTICE OF SUCH ELECTION, WITHDRAW ITS REQUEST FOR SUCH TRANSFER, IN WHICH EVENT THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL CONTINUE IN FULL FORCE AND EFFECT. IF LANDLORD ELECTS TO EXERCISE OPTION (2) ABOVE, TENANT AGREES TO PROVIDE, AT ITS EXPENSE, DIRECT ACCESS FROM ANY SUBLET SPACE OR CONCESSION AREA TO A PUBLIC CORRIDOR OF THE BUILDING, AND SUCH OTHER IMPROVEMENTS, ALTERATIONS OR ADDITIONS AS MAY BE REQUIRED BY APPLICABLE LAWS. THE PROHIBITION AGAINST A TRANSFER CONTAINED HEREIN SHALL BE CONSTRUED TO INCLUDE A PROHIBITION AGAINST ANY TRANSFER BY MERGER, SALE OF ASSETS, SALE OF A CONTROLLING INTEREST IN STOCK OR OPERATION OF LAW. NOTWITHSTANDING THE FOREGOING OR ANYTHING ELSE TO THE CONTRARY IN THIS LEASE, TENANT SHALL HAVE THE RIGHT, SUBJECT TO SECTION 18(B), WITHOUT LANDLORD'S CONSENT, TO ASSIGN THIS LEASE OR SUBLET ALL OR ANY PORTION OF THE PREMISES TO ANY PERSON OR ENTITY WHO CONTROLS, IS CONTROLLED BY, OR IS UNDER COMMON CONTROL WITH THE ORIGINAL TENANT NAMED IN THIS LEASE (AN "AFFILIATE TRANSFER"). THE TERM "CONTROL" SHALL MEAN WITH RESPECT TO A CORPORATION, THE RIGHT TO EXERCISE, DIRECTLY OR INDIRECTLY, MORE THAN FIFTY PERCENT (50%) OF THE VOTING RIGHTS ATTRIBUTABLE TO THE SHARES OF THE CONTROLLED CORPORATION, AND WITH RESPECT TO A PERSON OR ENTITY THAT IS NOT A CORPORATION, THE POSSESSION, DIRECTLY OR INDIRECTLY, OF THE POWER TO DIRECT OR CAUSE THE DIRECTION OF THE MANAGEMENT OR POLICIES OF THE CONTROLLED PERSON OR ENTITY. TENANT SHALL PROVIDE LANDLORD WITH WRITTEN NOTICE OF ANY AFFILIATE TRANSFER WITHIN TEN (10) DAYS AFTER THE EFFECTIVE DATE THEREOF.

                  0.18.0.0.2. NOTWITHSTANDING THAT THE PRIOR EXPRESS WRITTEN CONSENT OF LANDLORD TO A TRANSFER MAY HAVE BEEN OBTAINED UNDER THE PROVISIONS OF SECTION 18(a) OR THAT SUCH PERMISSION IS NOT REQUIRED, THE FOLLOWING SHALL APPLY TO ALL TRANSFERS (INCLUDING AFFILIATE TRANSFERS):

                           0.18.0.0.2.1. Tenant shall, in the case of an
                  assignment, cause the assignee to expressly assume in writing and to agree to perform all of the covenants, duties and obligations of Tenant hereunder, and such assignee shall be jointly and severally liable therefor along with Tenant;

                           0.18.0.0.2.2. Tenant shall agree with Landlord that,
                  except in the case of an Affiliate Transfer, in the event that the rent or other consideration due and payable by a sublessee or assignee under any such permitted sublease or assignment exceeds the Rent for the portion of the Premises so transferred, then Tenant shall pay to Landlord, as additional Rent, fifty percent (50%) of all Profit (hereinafter defined) received in connection with such sublease or assignment. For purposes of this paragraph, "Profit" shall mean the amount by which all rent and consideration due and payable by any sublessee or assignee under any such sublease or assignment exceeds the Rent payable hereunder with respect to the portion of the Premises so transferred, after deducting reasonable out-of-pocket third party costs and expenses actually incurred by Tenant under or in connection with such sublease or assignment for (i) commercially reasonable brokers' commissions paid by Tenant with regard to the transfer, (ii) reasonable legal fees paid by Tenant with regard to the transfer, and (iii) commercially reasonable expenses of finishing out or renovation of the space involved [but specifically excluding any charges payable


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 19
                  to partners, shareholders or employees of Tenant in connection with such sublease or assignment];

                           0.18.0.0.2.3. No usage of the Premises different from
                  the usage herein provided to be made by Tenant shall be permitted, and all of the terms and provisions of this Lease shall continue to apply after a Transfer; and

                           0.18.0.0.2.4. Tenant will nevertheless remain
                  directly and primarily liable for the performance of all the covenants, duties and obligations of Tenant hereunder (including, without limitation, the obligation to pay Rent), and Landlord shall be permitted to enforce the provisions of this Lease against the undersigned Tenant or any transferee, or both, without demand upon or proceeding in any way against any other persons.

                  0.18.0.0.3. THE CONSENT BY LANDLORD TO A PARTICULAR TRANSFER SHALL NOT BE DEEMED A CONSENT TO ANY OTHER SUBSEQUENT TRANSFER. IF THIS LEASE, THE PREMISES OR THE TENANT'S LEASEHOLD INTEREST THEREIN, OR IF ANY PORTION OF THE FOREGOING IS TRANSFERRED, OR IF THE PREMISES ARE OCCUPIED IN WHOLE OR IN PART BY ANYONE OTHER THAN TENANT WITHOUT THE PRIOR CONSENT OF LANDLORD AS PROVIDED HEREIN, LANDLORD MAY NEVERTHELESS COLLECT RENT FROM THE TRANSFEREE OR OTHER OCCUPANT AND APPLY THE NET AMOUNT COLLECTED TO THE RENT PAYABLE HEREUNDER, BUT NO SUCH TRANSACTION OR COLLECTION OF RENT OR APPLICATION THEREOF BY LANDLORD SHALL BE DEEMED A WAIVER OF THE PROVISIONS HEREOF OR A RELEASE OF TENANT FROM THE FURTHER PERFORMANCE BY TENANT OF ITS COVENANTS, DUTIES AND OBLIGATIONS HEREUNDER.

                  0.18.0.0.4. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IF TENANT, AS A DEBTOR-IN-POSSESSION (THE "DIP"), OR A TRUSTEE FOR THE ESTATE IN BANKRUPTCY OF TENANT (THE "TRUSTEE"), ASSUMES THIS LEASE AND PROPOSES TO ASSIGN THIS LEASE, OR SUBLET THE PREMISES (OR ANY PORTION THEREOF), PURSUANT TO THE PROVISIONS OF THE FEDERAL BANKRUPTCY CODE, 11 U.S.C. SECTIONS 101 ET SEQ. (THE "BANKRUPTCY CODE") TO ANY PERSON, PARTNERSHIP, CORPORATION OR OTHER ENTITY (THE "PROPOSED ASSIGNEE"), THEN SUCH ASSUMPTION OF THIS LEASE AND ANY SUCH ASSIGNMENT OR SUBLEASE SHALL BE SUBJECT TO ALL OF THE FOLLOWING:

                           0.18.0.0.4.1. If the rental agreed upon between the
                  DIP or the Trustee, as the case may be, and the Proposed Assignee under any proposed assignment or sublease of the Premises (or any part thereof) is greater than the rental rate that Tenant must pay Landlord hereunder for that portion of the Premises that is subject to such proposed assignment or sublease, or if any consideration shall be received by the DIP or the Trustee, as the case may be, in connection with any such proposed assignment or sublease, then all such excess rental or such consideration shall be paid or delivered to Landlord, and shall not constitute property of the DIP, the Trustee, or of the estate of Tenant, as the case may be, within the meaning of the Bankruptcy Code; and

                           0.18.0.0.4.2. Any proposed assignment or sublease of
                  this Lease by the DIP or the Trustee, as the case may be, pursuant to provisions of the Bankruptcy Code, shall provide adequate assurance of future performance under this Lease by the Proposed Assignee, which adequate assurance shall include, as a minimum, the following: (A) any Proposed Assignee of the Lease shall deliver to Landlord a security deposit in an amount equal to at least three (3) months Base Rental accruing under this Lease; (B) any Proposed Assignee of the Lease shall provide to Landlord an unaudited financial statement, certified to be accurate by such Proposed Assignee or by an officer, director or partner thereof and dated no later than six (6) months prior to the Effective Date of such proposed assignment or sublease, which financial statement shall show the Proposed Assignee to have a net worth equal to at least the Rent that shall accrue under this Lease for the next year of the Term; (C) any Proposed Assignee shall pay all Rent not previously paid under this Lease including all payments which have been suspended, mitigated, nullified or reduced to a claim of any kind against Tenant or the Tenant's property, by operation of law or otherwise; and (D) any Proposed Assignee shall assume Tenant's obligation to pay Landlord's attorneys' fees pursuant to Section 34.

         This Section 18(d) shall not apply to any assignment or sublease other than pursuant to the provisions of the Bankruptcy Code, nor shall it in any way limit Landlord's rights to damages or other relief in a proceeding under the Bankruptcy Code.

                  0.18.0.0.5. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN, LANDLORD ACKNOWLEDGES THAT TENANT INTENDS TO SUBLEASE A PORTION OF THE PREMISES TO RIVER ROCK ("RIVER ROCK"), WHICH IS AN ENTITY PARTIALLY OWNED BY TENANT WHICH DEVELOPS PROPRIETARY SOFTWARE FOR TENANT. LANDLORD HEREBY CONSENTS TO THE SUBLEASE TO RIVER ROCK UPON THE TERMS AND CONDITIONS SET FORTH IN THIS SECTION 18, SO LONG AS THROUGHOUT THE TERM OF


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 20

         THE SUBLEASE (i) THE PORTION OF THE PREMISES SUBLEASED BY RIVER ROCK DOES NOT EXCEED 5,000 SQUARE FEET OF RENTABLE AREA, (ii) TENANT CONTINUES TO OWN NOT LESS THAN 49% OF THE OWNERSHIP INTEREST IN RIVER ROCK AND (iii) RIVER ROCK MAINTAINS THE AFOREMENTIONED BUSINESS RELATIONSHIP WITH TENANT. IN THE EVENT AT ANY TIME DURING THE TERM OF THE SUBLEASE ANY OF THE FOREGOING CONDITIONS TO THE SUBLEASE FAILS TO REMAIN SATISFIED, TENANT SHALL IMMEDIATELY TERMINATE THE SUBLEASE WITH RIVER ROCK.

         0.19. Mechanic's Liens. Tenant will not permit any mechanic's liens, materialmen's liens or other liens to be placed upon the Premises or the Complex for any work performed by or at the request of Tenant, or any assignee, sublessee or licensee of Tenant, and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's or other liens against the Premises or the Complex. In the event any such lien is attached to the Premises or the Complex and not discharged by payment, bonding or otherwise within fifteen (15) days after receipt of written notice from Landlord, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for the aforesaid purpose shall be paid by Tenant to Landlord on demand as additional Rent and shall bear interest at the Default Rate from the date paid by Landlord until reimbursed by Tenant.

         0.20. Property Insurance.

                  0.20.0.0.1. LANDLORD SHALL MAINTAIN A POLICY OR POLICIES OF "ALL RISK" EXTENDED COVERAGE INSURANCE ON THE PORTION OF THE COMPLEX THAT IS THE PROPERTY OF LANDLORD, INCLUDING ALTERATIONS BY TENANT THAT HAVE BECOME THE PROPERTY OF LANDLORD, IN AN AMOUNT EQUAL TO NOT LESS THAN NINETY PERCENT (90%) OF THE REPLACEMENT COST. SUCH INSURANCE SHALL BE MAINTAINED AT THE EXPENSE OF LANDLORD (AS A PART OF THE BASIC OPERATING COSTS), AND PAYMENTS FOR LOSSES THEREUNDER SHALL BE MADE SOLELY TO LANDLORD OR THE MORTGAGEES OF LANDLORD AS THEIR INTERESTS SHALL APPEAR. IF INSURANCE PREMIUMS FOR THE COMPLEX INCREASE DUE TO:
         (1) THE TENANT IMPROVEMENTS TO THE PREMISES IN EXCESS OF BUILDING STANDARD OR ANY SUBSEQUENT IMPROVEMENTS MADE BY TENANT TO THE PREMISES (SUCH IMPROVEMENTS TO BE MADE ONLY IN ACCORDANCE WITH THIS LEASE) OR MADE BY LANDLORD AT TENANT'S REQUEST, OR (2) AS A RESULT OF TENANT'S USE OF THE PREMISES, LANDLORD MAY ELECT TO BILL TENANT DIRECTLY FOR SUCH INCREASED PREMIUMS RATHER THAN INCLUDING SUCH INCREASED PREMIUMS IN BASIC OPERATING COSTS, IN WHICH EVENT, TENANT WILL PAY AS ADDITIONAL RENT, WITHIN TEN (10) DAYS OF RECEIPT, THE AMOUNT SHOWN ON AN INVOICE PREPARED BY LANDLORD.

                  0.20.0.0.2. TENANT SHALL MAINTAIN A POLICY OR POLICIES OF "ALL RISK" EXTENDED COVERAGE INSURANCE ON ALL OF ITS PERSONAL PROPERTY, INCLUDING REMOVABLE TRADE FIXTURES, OFFICE SUPPLIES AND MOVABLE OFFICE FURNITURE AND EQUIPMENT, LOCATED ON THE PREMISES, IN AN AMOUNT EQUAL TO FULL REPLACEMENT COST AND ENDORSED TO PROVIDE THAT TENANT'S INSURANCE IS PRIMARY IN THE EVENT OF ANY OVERLAPPING COVERAGE WITH THE INSURANCE CARRIED BY LANDLORD. SUCH INSURANCE SHALL BE MAINTAINED AT THE EXPENSE OF TENANT AND PAYMENT FOR LOSSES THEREUNDER SHALL BE MADE SOLELY TO TENANT OR THE MORTGAGEES OF TENANT (IF PERMITTED HEREUNDER) AS THEIR INTERESTS SHALL APPEAR. TENANT SHALL, PRIOR TO OCCUPANCY OF THE PREMISES AND AT LANDLORD'S REQUEST FROM TIME TO TIME, PROVIDE LANDLORD WITH A CURRENT CERTIFICATE OF INSURANCE EVIDENCING TENANT'S COMPLIANCE WITH THIS SECTION 20. ON OR BEFORE THE EARLIER TO OCCUR OF (i) TENANT'S OCCUPANCY OF THE INITIAL PREMISES OR (ii) NOVEMBER 15, 1998 AND CONTINUING THROUGHOUT THE TERM OF THE LEASE, TENANT SHALL OBTAIN THE AGREEMENT OF TENANT'S INSURERS TO NOTIFY LANDLORD THAT A PROPERTY INSURANCE POLICY IS DUE TO BE CANCELED OR EXPIRE AT LEAST THIRTY (30) DAYS PRIOR TO SUCH CANCELLATION OR EXPIRATION.

         0.21.    Liability Insurance.


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 21

                  0.21.0.0.1. LANDLORD SHALL MAINTAIN A POLICY OR POLICIES OF COMMERCIAL GENERAL LIABILITY INSURANCE COVERING THE COMPLEX, BUT EXCLUDING THE PREMISES, INSURING AGAINST CLAIMS FOR PERSONAL OR BODILY INJURY OR DEATH OR PROPERTY DAMAGE (INCLUDING CONTRACTUAL INDEMNITY AND LIABILITY COVERAGE) OCCURRING UPON, IN OR ABOUT THE COMPLEX, BUT EXCLUDING THE PREMISES, AFFORDING PROTECTION TO THE LIMIT OF NOT LESS THAN $2,000,000.00 COMBINED SINGLE LIMIT PER OCCURRENCE OF BODILY INJURY, PROPERTY DAMAGE, OR COMBINATION THEREOF. SUCH INSURANCE SHALL BE MAINTAINED AT THE EXPENSE OF LANDLORD (AS A PART OF THE BASIC OPERATING COSTS), AND PAYMENTS FOR LOSSES THEREUNDER SHALL BE MADE SOLELY TO LANDLORD OR THE MORTGAGEES OF LANDLORD AS THEIR INTERESTS SHALL APPEAR. LANDLORD'S INSURANCE SHALL CONTAIN AN ENDORSEMENT THAT LANDLORD'S INSURANCE IS PRIMARY FOR CLAIMS ARISING OUT OF AN INCIDENT OR EVENT OCCURRING WITHIN THE COMMON AREAS. LANDLORD'S INSURANCE SHALL INCLUDE COVERAGE FOR THE CONTRACTUAL LIABILITY OF LANDLORD TO INDEMNIFY TENANT PURSUANT TO SECTION 22(b).

                  0.21.0.0.2. TENANT SHALL MAINTAIN A POLICY OR POLICIES OF COMMERCIAL GENERAL LIABILITY INSURANCE COVERING THE PREMISES AND TENANT'S USE THEREOF AGAINST CLAIMS FOR PERSONAL OR BODILY INJURY OR DEATH OR PROPERTY DAMAGE (INCLUDING CONTRACTUAL INDEMNITY AND LIABILITY COVERAGE) OCCURRING UPON, IN OR ABOUT THE PREMISES, WITH THE PREMIUMS THEREON FULLY PAID ON OR BEFORE THE DUE DATE, ISSUED BY AND BINDING UPON AN INSURANCE COMPANY LICENSED TO DO BUSINESS IN THE STATE OF TEXAS AND HAVING AN A.M. BEST RATING OF "A-VI" OR BETTER. SUCH INSURANCE SHALL PROVIDE MINIMUM PROTECTION OF NOT LESS THAN $2,000,000.00 COMBINED SINGLE LIMIT PRIMARY COVERAGE PER OCCURRENCE OF BODILY INJURY, PROPERTY DAMAGE, OR COMBINATION THEREOF. TENANT'S INSURANCE SHALL CONTAIN AN ENDORSEMENT THAT TENANT'S INSURANCE IS PRIMARY FOR CLAIMS ARISING OUT OF AN INCIDENT OR EVENT OCCURRING WITHIN THE PREMISES. TENANT'S INSURANCE SHALL CONTAIN A PROVISION NAMING LANDLORD (AND ANY MORTGAGEE DESIGNATED BY LANDLORD) AS AN ADDITIONAL INSURED AND INCLUDE COVERAGE FOR THE CONTRACTUAL LIABILITY OF TENANT TO INDEMNIFY LANDLORD PURSUANT TO SECTION 22(a). TENANT SHALL, PRIOR TO OCCUPANCY OF THE PREMISES AND AT LANDLORD'S REQUEST FROM TIME TO TIME, PROVIDE LANDLORD WITH A CURRENT CERTIFICATE OF INSURANCE EVIDENCING TENANT'S COMPLIANCE WITH THIS SECTION 21. ON OR BEFORE THE EARLIER TO OCCUR OF (i) TENANT'S OCCUPANCY OF THE INITIAL PREMISES OR (ii) NOVEMBER 15, 1998 AND CONTINUING THROUGHOUT THE TERM OF THE LEASE, TENANT SHALL OBTAIN THE AGREEMENT OF TENANT'S INSURERS TO NOTIFY LANDLORD THAT A LIABILITY INSURANCE POLICY IS DUE TO BE CANCELED OR EXPIRE AT LEAST THIRTY (30) DAYS PRIOR TO SUCH CANCELLATION OR EXPIRATION.

         0.22. INDEMNITY.

                  0.22.0.0.1. TENANT SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS LANDLORD AND LANDLORD RELATED PARTY FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, DAMAGES, CLAIMS, SUITS, LOSSES, CAUSES OF ACTION, LIENS, JUDGMENTS AND EXPENSES (INCLUDING COURT COSTS, ATTORNEY'S FEES AND COSTS OF INVESTIGATION) OF ANY KIND, NATURE OR DESCRIPTION RESULTING FROM ANY INJURIES TO OR DEATH OF ANY PERSON OR ANY DAMAGE TO PROPERTY WHICH ARISES, OR IS CLAIMED TO ARISE FROM: (1) AN INCIDENT OR EVENT WHICH OCCURRED WITHIN OR ON THE PREMISES; OR (2) THE OPERATION OR CONDUCT OF TENANT'S BUSINESS WITHIN THE PREMISES (COLLECTIVELY, THE "CLAIMS"), EVEN IF THE CLAIM IS THE RESULT OF OR CAUSED BY THE NEGLIGENT ACTS OR OMISSIONS OF LANDLORD OR ANY LANDLORD RELATED PARTY. IF ANY SUCH CLAIM IS MADE AGAINST LANDLORD OR ANY LANDLORD RELATED PARTY, TENANT SHALL, AT TENANT'S SOLE COST AND EXPENSE, DEFEND SUCH CLAIM BY OR THROUGH ATTORNEYS REASONABLY ACCEPTABLE TO LANDLORD. THE INDEMNITY OBLIGATIONS OF TENANT UNDER THIS
         SECTION 22(a) SHALL NOT APPLY TO A CLAIM ARISING OUT OF THE GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT OF LANDLORD OR ANY LANDLORD RELATED PARTY.

                  0.22.0.0.2. LANDLORD SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS TENANT AND TENANT RELATED PARTY FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, DAMAGES, CLAIMS, SUITS, LOSSES, CAUSES OF ACTION, LIENS, JUDGEMENTS AND EXPENSES (INCLUDING COURT COSTS, ATTORNEYS' FEES AND COSTS OF INVESTIGATION) OF ANY KIND, NATURE OR DESCRIPTION RESULTING FROM ANY INJURIES TO OR DEATH OF ANY PERSON OR ANY DAMAGE TO PROPERTY WHICH ARISES, OR IS CLAIMED TO ARISE FROM, (1) AN INCIDENT OR EVENT WHICH OCCURRED WITHIN OR ON THE COMMON AREAS; OR
         (2) THE OPERATION OR CONDUCT OF LANDLORD'S BUSINESS WITHIN THE COMMON AREAS (COLLECTIVELY, THE "CLAIMS"), EVEN IF THE CLAIM IS THE


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

         RESULT OF OR CAUSED BY THE NEGLIGENT ACTS OR OMISSIONS OF TENANT OR ANY TENANT RELATED PARTY. IF ANY SUCH CLAIM IS MADE AGAINST TENANT OR ANY TENANT RELATED PARTY, LANDLORD SHALL, AT LANDLORD'S SOLE COST AND EXPENSE, DEFEND SUCH CLAIM BY OR THROUGH ATTORNEYS REASONABLY ACCEPTABLE TO TENANT. THE INDEMNITY OBLIGATIONS OF LANDLORD UNDER THIS
         SECTION 22(b) SHALL NOT APPLY TO A CLAIM ARISING OUT OF THE GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT OF TENANT OR ANY TENANT RELATED PARTY.

         0.23. WAIVER OF SUBROGATION RIGHTS. NOTWITHSTANDING ANYTHING IN THIS LEASE TO THE CONTRARY, TO THE EXTENT THAT AND SO LONG AS THE SAME IS PERMITTED UNDER THE LAWS AND REGULATIONS GOVERNING THE WRITING OF INSURANCE WITHIN THE STATE OF TEXAS, ALL INSURANCE CARRIED BY EITHER LANDLORD OR TENANT SHALL PROVIDE FOR A WAIVER OF RIGHTS OF SUBROGATION AGAINST LANDLORD AND TENANT ON THE PART OF THE INSURANCE CARRIER. UNLESS THE WAIVERS CONTEMPLATED BY THIS SENTENCE ARE NOT OBTAINABLE FOR THE REASONS DESCRIBED IN THIS SECTION 23, LANDLORD AND TENANT EACH HEREBY WAIVE ANY AND ALL RIGHTS OF RECOVERY, CLAIMS, ACTIONS OR CAUSES OF ACTION AGAINST THE OTHER, ITS AGENTS, OFFICERS, OR EMPLOYEES, FOR ANY LOSS OR DAMAGE TO PROPERTY OR ANY INJURIES TO OR DEATH OF ANY PERSON WHICH IS COVERED OR WOULD HAVE BEEN COVERED UNDER THE INSURANCE POLICIES REQUIRED UNDER THIS LEASE. THE FOREGOING RELEASE SHALL NOT APPLY TO LOSSES OR DAMAGES IN EXCESS OF ACTUAL OR REQUIRED POLICY LIMITS (WHICHEVER IS GREATER) NOR TO ANY DEDUCTIBLE (UP TO A MAXIMUM OF $10,000) APPLICABLE UNDER ANY POLICY OBTAINED BY THE WAIVING PARTY. THE FAILURE OF EITHER PARTY (THE "DEFAULTING PARTY") TO TAKE OUT OR MAINTAIN ANY INSURANCE POLICY REQUIRED UNDER THIS LEASE SHALL BE A DEFENSE TO ANY CLAIM ASSERTED BY THE DEFAULTING PARTY AGAINST THE OTHER PARTY HERETO BY REASON OF ANY LOSS SUSTAINED BY THE DEFAULTING PARTY THAT WOULD HAVE BEEN COVERED BY ANY SUCH REQUIRED POLICY. THE WAIVERS SET FORTH IN THE IMMEDIATELY PRECEDING SENTENCE SHALL BE IN ADDITION TO, AND NOT IN SUBSTITUTION FOR, ANY OTHER WAIVERS, INDEMNITIES, OR EXCLUSIONS OF LIABILITIES SET FORTH IN THIS LEASE.

         0.24. Casualty Damage. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in the judgment of an independent architect selected by Landlord, be required (whether or not the Premises shall have been damaged by such fire or other casualty), or in the event any mortgagee under a first mortgage or first deed of trust covering the Building should require that the insurance proceeds payable as a result of said fire or other casualty be used to retire the mortgage debt, or in the event of the occurrence of a casualty which is not insured under the "all risk" extended coverage insurance required to be carried by Landlord pursuant to the terms of Section 20, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within fifteen (15) days after the date of Landlord's receipt of the estimated cost of reconstruction or determination by a mortgagee to take the proceeds, in which event the Rent hereunder shall be abated as of the date of such damage. If Landlord does not elect to terminate this Lease, Landlord shall, as soon as practicable, but no more than ninety (90) days after the date of such damage, commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building to substantially the same condition which it was in immediately prior to the occurrence of the fire or other casualty, except that Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture, fixtures and equipment removable by Tenant under the provisions of this Lease or any Alterations to the Premises made by Tenant following the Commencement Date which were not approved by Landlord in writing, and Landlord shall not in any event be required to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the fire or other casualty, plus any deductible amounts thereunder. If Landlord determines that insurance proceeds will be insufficient to restore the Building as required by this Section 24, Landlord may, at its option, elect to either (1) terminate this Lease by written notice to Tenant, or (2) provide the extra funds necessary to complete the restoration. In the event Landlord did not originally construct any Alterations to be repaired, the time for Landlord to commence and complete such repairs shall be extended by the amount of time necessary for Landlord to obtain detailed working drawings of the Alterations to be repaired. In the event Landlord does not either commence the repairs to the Building within the time required herein, or complete the repairs to the Building within two hundred seventy (270) days after the date of such damage, Tenant may terminate the Lease by written notice thereof to Landlord given no later than thirty (30) days following the date on which Landlord was to commence or complete such repairs, as the case may be. Notwithstanding anything to the contrary set forth herein, if Landlord grants to any other tenant of the Building which occupies the same or less square feet of Rentable Area as Tenant the right to terminate its Lease if repairs to the Building are not


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

complete within a shorter period of time than 270 days after the date of the casualty, Landlord shall promptly notify Tenant thereof and Landlord and Tenant shall thereafter modify this Lease to provide Tenant the same right. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant an equitable abatement of Rent during the time and to the extent the Premises are unfit for occupancy and vacated by Tenant. If the Premises or any other portion of the Complex is damaged by fire or other casualty resulting from the intentional acts of Tenant or any employee, officer, contractor, agent, subtenant, or licensee of Tenant, the Rent hereunder shall not be abated during the repair of such damage, and Tenant shall remain liable for the payment thereof.

         0.25. Condemnation. If (i) the whole or substantially the whole of the Complex, or (ii) the whole or such portion of the Premises as shall render the remainder reasonably unfit for Tenant's use, shall be taken for any public or quasi-public use, by right of eminent domain or otherwise, or sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises are taken by the condemning authority. If this Lease is not so terminated upon any such taking or sale, the Base Rental payable hereunder shall be diminished by an amount representing that portion of Base Rental applicable to the portion of the Premises subject to such taking or sale, and Landlord shall to the extent Landlord deems feasible, restore the Building and the Premises to substantially their former condition, except that Landlord shall not be required to rebuild, repair, or replace any Alterations to the Premises made by Tenant following the Commencement Date which were not approved by Landlord in writing, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. All amounts awarded upon a taking of any part or all of the Property, Building or the Premises shall belong to Landlord, and Tenant shall not be entitled to and expressly waives all claims to any such compensation, except that Tenant may make a separate claim upon the condemning authority for expenses related to relocation, the unamortized cost of leasehold improvements paid for by Tenant, and any other damages Tenant may prove so long as the same do not have the effect of reducing the award which would otherwise be payable to Landlord.

         0.26. DAMAGES FROM CERTAIN CAUSES. NOTWITHSTANDING ANYTHING CONTAINED IN THIS LEASE TO THE CONTRARY, AND SUBJECT TO THE TERMS OF SECTION 23, NEITHER LANDLORD NOR ANY LANDLORD RELATED PARTY SHALL BE LIABLE FOR DAMAGES TO TENANT OR ANY PARTY CLAIMING THROUGH TENANT FOR ANY INJURY TO OR DEATH OF ANY PERSON OR DAMAGE TO PROPERTY OR FOR INTERRUPTION OR DAMAGE TO BUSINESS RESULTING FROM ANY OF THE FOLLOWING REASONS: (a) ANY ACT, OMISSION OR NEGLIGENCE OF TENANT OR TENANT'S EMPLOYEES, AGENTS, CONTRACTORS, OFFICERS, SUBTENANTS, ASSIGNEES, LICENSEES, INVITEES OR CUSTOMERS; (b) ANY ACT, OMISSION OR NEGLIGENCE OF ANY OTHER TENANT WITHIN THE BUILDING, OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS, CONTRACTORS, TENANTS, ASSIGNEES, LICENSEES, INVITEES OR CUSTOMERS; (c)THE REPAIR, ALTERATION, MAINTENANCE, DAMAGE OR DESTRUCTION OF THE PREMISES OR ANY OTHER PORTION OF THE BUILDING (INCLUDING THE CONSTRUCTION OF LEASEHOLD IMPROVEMENTS FOR OTHER TENANTS OF THE BUILDING), EXCEPT TO THE EXTENT CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ANY LANDLORD RELATED PARTY;
(d) VANDALISM, THEFT, BURGLARY AND OTHER CRIMINAL ACTS (OTHER THAN THOSE COMMITTED BY LANDLORD'S EMPLOYEES); (e) ANY DEFECT IN OR FAILURE OF EQUIPMENT, PIPES, WIRING, HEATING OR AIR CONDITIONING EQUIPMENT, STAIRS, ELEVATORS, OR SIDEWALKS, THE BURSTING OF ANY PIPES OR THE LEAKING, ESCAPING OR FLOWING OF GAS, WATER, STEAM, ELECTRICITY, OR OIL, BROKEN GLASS, OR THE BACKING UP OF ANY DRAINS, EXCEPT TO THE EXTENT CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ANY LANDLORD RELATED PARTY; (f) INJURY DONE OR OCCASIONED BY WIND, SNOW, RAIN OR ICE, FIRE, ACT OF GOD, PUBLIC ENEMY, INJUNCTION, RIOT, STRIKE, INSURRECTION, WAR, COURT ORDER, REQUISITION, ORDER OF ANY GOVERNMENTAL BODY OR AUTHORITY, OR (g) ANY OTHER CAUSE BEYOND THE REASONABLE CONTROL OF LANDLORD. UNDER NO CIRCUMSTANCES SHALL LANDLORD BE LIABLE FOR DAMAGES RELATED TO BUSINESS INTERRUPTION OR LOSS OF PROFITS. THE PROVISIONS OF THIS SECTION 26 SHALL NOT LIMIT THE OBLIGATIONS OF LANDLORD OR THE RIGHTS OF TENANT UNDER THIS LEASE NOT INVOLVING A CLAIM FOR DAMAGES.

         0.27. Default by Tenant.


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

                  0.27.0.0.1. THE FOLLOWING EVENTS SHALL BE DEEMED TO BE EVENTS OF DEFAULT BY TENANT UNDER THIS LEASE (HEREINAFTER CALLED AN "EVENT OF DEFAULT"):

                           0.27.0.0.1.1. Tenant shall fail to timely pay any
                  Rent and such failure shall continue for a period of five (5) business days after written notice of such default shall have been delivered to Tenant; provided, however, Landlord shall only be required to give Tenant three (3) such notices during any twelve (12) month period (whether as to one or more than one failure to pay), Landlord shall not be required to give further notice and thereafter the failure or refusal by Tenant to timely make any payment of Rent when due hereunder within the following twelve (12) months shall be an Event of Default without notice or grace period;

                           0.27.0.0.1.2. Tenant shall fail to comply with any
                  terms, provisions or covenants of this Lease or any other agreement between Landlord and Tenant not requiring the payment of Rent, all of which terms, provisions and covenants shall be deemed material, and such failure shall continue for a period of thirty (30) days after written notice of such failure is delivered to Tenant or, if such failure cannot reasonably be cured within such thirty (30) day period, Tenant shall fail to commence to cure such failure within such thirty
                  (30) day period and/or shall thereafter fail to prosecute such cure diligently and continuously to completion within sixty
                  (60) days of the date of Landlord's notice of default;

                           0.27.0.0.1.3. Tenant takes any action to, or notifies
                  Landlord that Tenant intends to, file a petition under any section or chapter of the United States Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any state thereof; or a petition shall be filed against Tenant under any such statute and shall not be dismissed within sixty (60) days thereafter; or

                           0.27.0.0.1.4. a receiver or trustee shall be
                  appointed for Tenant's leasehold interest in the Premises or for all or a substantial part of the assets of Tenant;

                  0.27.0.0.2. UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT, LANDLORD MAY, AT ITS OPTION AND WITHOUT FURTHER NOTICE TO TENANT AND WITHOUT JUDICIAL PROCESS, IN ADDITION TO ALL OTHER REMEDIES GIVEN HEREUNDER OR BY LAW OR EQUITY, DO ANY ONE OR MORE OF THE FOLLOWING: (1) TERMINATE THIS LEASE, IN WHICH EVENT TENANT SHALL IMMEDIATELY SURRENDER POSSESSION OF THE PREMISES TO LANDLORD; (2) ENTER UPON AND TAKE POSSESSION OF THE PREMISES AND EXPEL OR REMOVE TENANT THEREFROM, WITH OR WITHOUT HAVING TERMINATED THIS LEASE; (3) APPLY ALL OR ANY PORTION OF THE SECURITY DEPOSIT TO CURE SUCH EVENT OF DEFAULT; (4) CHANGE OR RE-KEY ALL LOCKS TO ENTRANCES TO THE PREMISES, AND LANDLORD SHALL HAVE NO OBLIGATION TO GIVE TENANT A NEW KEY TO THE PREMISES UNTIL SUCH EVENT OF DEFAULT IS CURED; AND (5) REMOVE FROM THE PREMISES ANY FURNITURE, FIXTURES, EQUIPMENT OR OTHER PERSONAL PROPERTY OF TENANT, WITHOUT LIABILITY FOR TRESPASS OR CONVERSION, AND STORE SUCH ITEMS EITHER IN THE COMPLEX OR ELSEWHERE AT THE SOLE COST OF TENANT AND WITHOUT LIABILITY TO TENANT. ANY OF SUCH FURNITURE, FIXTURES, EQUIPMENT OR PERSONAL PROPERTY NOT CLAIMED WITHIN THIRTY (30) DAYS FROM THE DATE OF REMOVAL SHALL BE DEEMED ABANDONED.

                  0.27.0.0.3. EXERCISE BY LANDLORD OF ANY ONE OR MORE REMEDIES HEREUNDER SHALL NOT CONSTITUTE FORFEITURE OR AN ACCEPTANCE OF SURRENDER OF THE PREMISES BY TENANT, IT BEING UNDERSTOOD THAT SUCH SURRENDER CAN BE EFFECTED ONLY BY THE WRITTEN AGREEMENT OF LANDLORD AND TENANT.

                  0.27.0.0.4. IF LANDLORD TERMINATES THIS LEASE BY REASON OF AN EVENT OF DEFAULT, TENANT SHALL PAY TO LANDLORD THE SUM OF (1) THE COST OF RECOVERING THE PREMISES, (2) THE UNPAID RENT AND ALL OTHER INDEBTEDNESS ACCRUED HEREUNDER TO THE DATE OF SUCH TERMINATION, (3) THE AMOUNTS STATED IN SECTION 27(f), AND (4) THE TOTAL RENT WHICH LANDLORD WOULD HAVE RECEIVED UNDER THIS LEASE FOR THE REMAINDER OF THE LEASE TERM MINUS THE FAIR MARKET RENTAL VALUE (HEREINAFTER DEFINED) OF THE PREMISES FOR THE SAME PERIOD, BOTH DISCOUNTED TO PRESENT VALUE AT THE PRIME RATE (HEREINAFTER DEFINED) IN EFFECT UPON THE DATE OF DETERMINATION, AND (5) ANY OTHER DAMAGES OR RELIEF WHICH LANDLORD MAY BE ENTITLED TO AT LAW OR IN EQUITY. FOR THE PURPOSES OF THIS SECTION, "FAIR MARKET RENTAL VALUE" SHALL BE THE RENTAL RATE THAT WOULD BE RECEIVED FROM A COMPARABLE TENANT FOR A COMPARABLE LEASE FOR PREMISES AND OTHER PROPERTIES OF EQUIVALENT QUALITY, SIZE, CONDITION AND LOCATION AS THE PREMISES, TAKING INTO ACCOUNT ANY FREE RENT OR OTHER CONCESSIONS, THAT ARE GENERALLY PREVAILING IN THE MARKET PLACE AT THE TIME OF TENANT'S DEFAULT, MARKET CONDITIONS AND THE PERIOD OF TIME THE PREMISES MAY REASONABLY BE EXPECTED TO REMAIN VACANT BEFORE LANDLORD IS ABLE TO RE-LET THE PREMISES TO A SUITABLE NEW TENANT. FOR PURPOSES OF THIS SECTION, "PRIME RATE" SHALL MEAN THE PER ANNUM RATE OF INTEREST ANNOUNCED OR PUBLISHED FROM TIME TO TIME


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 25

         BY BANK ONE, TEXAS, N.A., DALLAS, TEXAS (OR ITS SUCCESSORS OR ASSIGNS) AS ITS PRIME COMMERCIAL LENDING RATE.

                  0.27.0.0.5. IF LANDLORD REPOSSESSES THE PREMISES WITHOUT TERMINATING THIS LEASE, THEN TENANT SHALL PAY TO LANDLORD ON DEMAND (1) THE COST OF RECOVERING THE PREMISES, (2) THE UNPAID RENT AND OTHER INDEBTEDNESS ACCRUED TO THE DATE OF SUCH REPOSSESSION, AND (3) THE AMOUNTS STATED IN SECTION 27(f), AND TENANT SHALL FURTHER PAY TO LANDLORD, AS SUCH SUMS COME DUE, THE TOTAL RENT WHICH LANDLORD WOULD HAVE RECEIVED UNDER THIS LEASE FOR THE REMAINDER OF THE LEASE TERM MINUS ANY NET SUMS RECEIVED BY LANDLORD THROUGH RELETTING THE PREMISES DURING SAID PERIOD, AFTER DEDUCTING EXPENSES INCURRED BY LANDLORD IN CONNECTION WITH SUCH RELETTING FOR ADVERTISING COSTS, BROKERAGE COMMISSIONS, ARCHITECTURAL FEES, TENANT IMPROVEMENT COSTS AND ALLOWANCES AND ANY OTHER ALLOWANCES OR CONCESSIONS PROVIDED BY LANDLORD (AMORTIZED PRO RATA OVER THE TERM OF SUCH NEW LEASE). RE-ENTRY BY LANDLORD WILL NOT AFFECT THE OBLIGATIONS OF TENANT FOR THE UNEXPIRED TERM OF THIS LEASE. TENANT SHALL NOT BE ENTITLED TO ANY EXCESS OF RENT OBTAINED BY RELETTING OVER THE RENT REQUIRED TO BE PAID BY TENANT HEREUNDER. ACTIONS TO COLLECT AMOUNTS DUE BY TENANT MAY BE BROUGHT ONE OR MORE TIMES, WITHOUT THE NECESSITY OF LANDLORD'S WAITING UNTIL THE EXPIRATION OF THE LEASE TERM. IN ADDITION, LANDLORD MAY, AT ANY TIME FOLLOWING REPOSSESSION OF THE PREMISES WITHOUT TERMINATION OF THE LEASE, ELECT TO TERMINATE THE LEASE AND PURSUE THE REMEDIES AVAILABLE TO LANDLORD PURSUANT TO SECTION 27(d) ABOVE IN LIEU OF THE REMEDIES AVAILABLE TO LANDLORD PURSUANT TO THIS SECTION 27(e).

                  0.27.0.0.6. IN THE CASE OF AN EVENT OF DEFAULT, TENANT SHALL ALSO PAY TO LANDLORD: (1) IF LANDLORD HAS TERMINATED THIS LEASE PURSUANT TO SECTION 27(d), THE UNAMORTIZED PORTION (ASSUMING LEVEL AMORTIZATION AT TWELVE PERCENT [12%] INTEREST OVER THE LEASE TERM) UPON THE DATE OF TERMINATION OF ALL LEASING COMMISSIONS, TENANT IMPROVEMENT COSTS AND ALLOWANCES, ARCHITECTURAL COSTS AND ALLOWANCES, ANY OTHER ALLOWANCES PROVIDED BY LANDLORD AND ALL OTHER OUT-OF-POCKET COSTS OF LANDLORD RELATED TO THIS LEASE; AND (2) ALL OTHER EXPENSES REASONABLY INCURRED BY LANDLORD IN ENFORCING LANDLORD'S REMEDIES, INCLUDING ATTORNEYS' FEES AND COURT COSTS.

                  0.27.0.0.7. UPON TERMINATION OF THIS LEASE OR REPOSSESSION OF THE PREMISES DUE TO THE OCCURRENCE OF AN EVENT OF DEFAULT, LANDLORD SHALL BE OBLIGATED TO USE REASONABLE EFFORTS TO RELET OR ATTEMPT TO RELET THE PREMISES.

                  0.27.0.0.8. IF TENANT SHOULD FAIL TO MAKE ANY PAYMENT, PERFORM ANY OBLIGATION, OR CURE ANY DEFAULT HEREUNDER WITHIN TEN (10) DAYS AFTER RECEIPT OF WRITTEN NOTICE THEREOF, LANDLORD, WITHOUT OBLIGATION TO DO SO AND WITHOUT THEREBY WAIVING SUCH FAILURE OR DEFAULT, MAY MAKE SUCH PAYMENT, PERFORM SUCH OBLIGATION, AND/OR REMEDY SUCH OTHER DEFAULT FOR THE ACCOUNT OF TENANT (AND ENTER THE PREMISES FOR SUCH PURPOSE), AND TENANT SHALL, WITHIN TEN (10) DAYS FOLLOWING WRITTEN DEMAND, PAY ALL COSTS, EXPENSES AND DISBURSEMENTS (INCLUDING ATTORNEYS' FEES) INCURRED BY LANDLORD IN TAKING SUCH REMEDIAL ACTION, PLUS, AT THE OPTION OF LANDLORD, INTEREST THEREON AT THE DEFAULT RATE.

                  0.27.0.0.9. EXCEPT AS PROVIDED IN SECTION 30, IN NO EVENT SHALL TENANT BE LIABLE TO LANDLORD FOR CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES BY REASON OF A FAILURE TO PERFORM (OR A DEFAULT) BY TENANT UNDER THIS LEASE.

         0.28. Default by Landlord. Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder and such failure continues for a period of thirty (30) days after Tenant delivers written notice of such failure to Landlord and to the holder(s) of any indebtedness or other obligations secured by any mortgage or deed of trust affecting the Premises, the name and address of which have been provided to Tenant in writing, provided that if such failure cannot reasonably be cured within such thirty (30) day period, Landlord shall not be in default hereunder as long as Landlord or such holder(s) commences the remedying of such failure within such thirty-day period and diligently prosecutes the same to completion, during which time Landlord and such holder(s), or either of them, or their agents or employees, shall be entitled to enter upon the Premises and do whatever may be necessary to remedy such failure. In no event shall Landlord be liable to Tenant for consequential, special or punitive damages by reason of a failure to perform (or a default) by Landlord under this Lease. If Landlord shall default beyond applicable grace and notice periods in the performance of any term, covenant, condition or agreement on Landlord's part to be performed hereunder and such default materially adversely affects the condition of the Premises or the ability of Tenant to perform its business therein, then, provided such performance does not affect the Building structure, the Building systems or any other tenant of the Building, Tenant may perform the same for the account and at the sole cost and expense of Landlord, on twenty-four (24) hours' prior notice to Landlord if an emergency exists, or, if no


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 26 emergency exists, on thirty (30) days' prior written notice to Landlord, and all reasonable costs and expenses paid or incurred by Tenant in curing such default shall be paid by Landlord to Tenant within thirty (30) days after receipt therefor, together with interest at the Default Rate; provided, however, that, prior to performing any such obligation for the account of Landlord (other than in the event of an emergency), Tenant shall notify any mortgagee of the Premises of whom Landlord has provided Tenant with written notice ("Lender"), which notice may be given simultaneously with Tenant's notice to Landlord as provided above, and such Lender shall have sixty (60) days to cure such default. If (a) Landlord fails to pay to Tenant any amounts expended by Tenant to cure Landlord's default (as provided in the previous sentence), (b) Tenant obtains a final non-appealable judgment against Landlord in a court of law relating to such default and (c) such final judgment is not satisfied within thirty (30) days after the rendering of such judgment or otherwise in accordance with the terms, then Tenant may offset the amount of such final judgment against the Base Rental due hereunder. In the event of an emergency, Tenant shall give Landlord prompt notice of any action taken by Tenant pursuant to this Section and shall incur only such costs and expenses as are necessary to meet the emergency; no additional costs or expenses shall be incurred which are not necessary to meet the emergency until Tenant shall have given Landlord thirty (30) days' prior written notice of default and Lender sixty (60) days' prior written notice of default, and as herein above provided in this Section.

         0.29. Quiet Enjoyment. Tenant, on paying all sums herein called for and performing and observing all of its covenants and agreements hereunder, shall and may peaceably and quietly occupy and use the Premises during the Lease Term or any renewal term, subject to the provisions of this Lease, all matters of record affecting the Complex and applicable governmental laws, rules, and regulations; and Landlord agrees to warrant and forever defend Tenant's right to such occupancy against the claims of any and all persons whomsoever lawfully claiming the same or any part thereof, subject only to the provisions of this Lease, all matters of record affecting the Complex and all applicable governmental laws, rules, and regulations.

         0.30. Holding Over. Should Tenant continue to occupy the Premises after the expiration of the Lease Term or any renewal term without the prior written consent of Landlord, such occupancy shall be a tenancy at sufferance under all of the terms, covenants and conditions of this Lease, but at a daily Base Rental equal to the sum determined by dividing one hundred and fifty percent (150%) of the Base Rental, plus any sums due pursuant to Section 6, for the final month of the Lease Term by thirty (30). Tenant shall also pay any and all costs, expenses or damages (including consequential damages) sustained by Landlord as a result of such holdover. If Tenant consists of more than one person or entity, and if any of the persons or entities comprising Tenant continue to occupy the Premises after the expiration of the Lease Term, all other persons or entities comprising Tenant shall be deemed to have consented to such occupancy and shall continue to be jointly and severally liable for all of the terms, covenants and conditions contained in this Lease during the holdover term.

         0.31. Change of Building Name or Common Areas.

                  0.31.0.0.1. SUBJECT TO TENANT'S SIGNAGE RIGHTS HEREIN GRANTED, LANDLORD RESERVES THE RIGHT AT ANY TIME TO CHANGE THE NAME OF THE BUILDING UPON THIRTY (30) DAYS ADVANCE WRITTEN NOTICE.

                  0.31.0.0.2. LANDLORD HEREBY RESERVES THE RIGHT TO REPAIR, CHANGE, REDECORATE, ALTER, IMPROVE, OR RENOVATE ANY PART OF THE COMMON AREAS (INCLUDING, BUT NOT LIMITED TO, THOSE LOCATED ON ANY FULL FLOOR LEASED BY TENANT), WITHOUT BEING HELD GUILTY OF AN ACTUAL OR CONSTRUCTIVE EVICTION OF TENANT OR BREACH OF ANY EXPRESS OR IMPLIED WARRANTY AND WITHOUT ANY ABATEMENT OR REDUCTION OF RENT. IN EXERCISING SUCH RIGHT, LANDLORD WILL USE REASONABLE EFFORTS TO MINIMIZE ANY INTERRUPTION OF TENANT'S BUSINESS CONDUCTED IN THE PREMISES.

         0.32. Subordination to Mortgage; Estoppel Agreement.


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 27

                  0.32.0.0.1. SUBJECT TO SECTION 32(c), THIS LEASE SHALL BE SUBORDINATE TO ANY MORTGAGE, DEED OF TRUST OR OTHER LIEN NOW EXISTING OR HEREAFTER PLACED UPON THE PREMISES OR UPON THE COMPLEX, AND TO ANY RENEWALS, MODIFICATIONS, CONSOLIDATIONS, REFINANCINGS, AND EXTENSIONS THEREOF, BUT TENANT AGREES THAT ANY SUCH MORTGAGEE OR DEED OF TRUST BENEFICIARY SHALL HAVE THE RIGHT AT ANY TIME TO SUBORDINATE SUCH MORTGAGE, DEED OF TRUST OR OTHER LIEN TO THIS LEASE ON SUCH TERMS AND SUBJECT TO SUCH CONDITIONS AS SUCH MORTGAGEE OR DEED OF TRUST BENEFICIARY MAY DEEM APPROPRIATE, IN ITS DISCRETION. IN THE EVENT ANY PROCEEDINGS ARE BROUGHT FOR THE FORECLOSURE OF, OR IN THE EVENT OF THE EXERCISE OF THE POWER OF SALE UNDER, ANY SUCH MORTGAGE, DEED OF TRUST OR OTHER LIEN, TENANT AGREES, WITHOUT FURTHER ACTION HEREUNDER, TO ATTORN TO THE PURCHASER UPON SUCH FORECLOSURE (OR ANY DEED IN LIEU OF FORECLOSURE) AND RECOGNIZE SUCH PURCHASER AS THE LANDLORD UNDER THIS LEASE. LANDLORD IS HEREBY IRREVOCABLY VESTED WITH FULL POWER AND AUTHORITY TO SUBORDINATE THIS LEASE TO ANY MORTGAGE, DEED OF TRUST OR OTHER LIEN NOW EXISTING OR HEREAFTER PLACED UPON THE PREMISES OR THE COMPLEX AND TENANT AGREES UPON DEMAND TO EXECUTE SUCH FURTHER INSTRUMENTS SUBORDINATING THIS LEASE OR ATTORNING TO THE HOLDER OF ANY SUCH LIENS AS LANDLORD MAY REASONABLY REQUEST.

                  0.32.0.0.2. LANDLORD AGREES TO USE REASONABLE EFFORTS TO OBTAIN FROM LANDLORD'S LENDER, A SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT ("SNDA") ON SUCH LENDER'S FORM AND OTHERWISE REASONABLY SATISFACTORY TO LANDLORD, TENANT AND SUCH LENDER.

                  0.32.0.0.3. NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS
         SECTION 32, TENANT'S SUBORDINATION TO ANY MORTGAGE, DEED OF TRUST OR OTHER LIEN SHALL BE CONTINGENT UPON TENANT'S RECEIPT OF AN SNDA AS DEFINED IN SECTION 32(b) ABOVE FROM THE HOLDER OF SUCH MORTGAGE, DEED OF TRUST OR OTHER LIEN. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN, IN THE EVENT TENANT FAILS TO RECEIVE AN SNDA EXECUTED BY LANDLORD'S EXISTING MORTGAGEE ON OR BEFORE THE FIFTEENTH (15) DAY (THE "TERMINATION DATE") AFTER THE EFFECTIVE DATE OF THIS LEASE, TENANT MAY TERMINATE THIS LEASE BY DELIVERING WRITTEN NOTICE OF SUCH TERMINATION TO LANDLORD ON THE TERMINATION DATE, FAILING WHICH SUCH TERMINATION RIGHT SHALL BE DEEMED TO BE WAIVED AND OF NO FURTHER FORCE OR EFFECT.

                  0.32.0.0.4. TENANT AGREES THAT IT WILL, FROM TIME TO TIME, WITHIN TEN (10) DAYS AFTER WRITTEN REQUEST BY LANDLORD, EXECUTE AND DELIVER TO SUCH PERSONS AS LANDLORD SHALL DESIGNATE, AN ESTOPPEL AGREEMENT IN RECORDABLE FORM CERTIFYING THAT THIS LEASE IS UNMODIFIED AND IN FULL FORCE AND EFFECT (OR IF THERE HAVE BEEN MODIFICATIONS, THAT THIS LEASE IS IN FULL FORCE AND EFFECT AS SO MODIFIED), STATING THE DATES TO WHICH RENT AND OTHER CHARGES PAYABLE UNDER THIS LEASE HAVE BEEN PAID, STATING THAT THE LANDLORD IS NOT IN DEFAULT HEREUNDER (OR IF TENANT ALLEGES A DEFAULT, STATING THE NATURE OF SUCH ALLEGED DEFAULT) AND FURTHER STATING SUCH OTHER MATTERS AS LANDLORD SHALL REASONABLY REQUIRE.

         0.33. Waiver of Landlord's Lien. Landlord hereby waives, releases and negates any and all contractual liens and security interests, constitutional liens and security interests, statutory liens and security interests, and/or any and all other liens and security interests arising by operation of law or otherwise, to which Landlord might now or hereafter be entitled upon all equipment, furnishings, furniture, supplies, inventory, or other personal property which Tenant may place (or permit to be placed) in or about the Premises

         0.34. Attorney's Fees. Tenant must pay to Landlord on demand within thirty (30) days of said demand all reasonable attorney's fees, costs and expenses incurred by Landlord in recovery of any Rent or enforcement of Landlord's rights under this Lease. Furthermore, if Landlord or Tenant employs an attorney to assert or defend any action arising out of the breach of any term, covenant or provision of this Lease, or to bring legal action for the unlawful detainer of the Premises, the prevailing party shall be entitled to recover from the non-prevailing party attorney's fees and costs of suit incurred in connection therewith. For purposes of this Section 34, a party shall be considered to be the "prevailing party" to the extent that (a) such party initiated the litigation and substantially obtained the relief which it sought (whether by judgment, voluntary agreement or action of the other party, trial, or alternative dispute resolution process), (b) such party did not initiate the litigation and either (1) received a judgment in its favor, or (2) did not receive judgment in its favor, but the party receiving the judgment did not substantially obtain the relief which it sought, or (c) the other party to the litigation withdrew its claim or action without having substantially received the relief which it was seeking.

         0.35. No Implied Waiver. The failure of either party to insist at any time upon the strict performance of any covenant or agreement in this Lease or to exercise any right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. The


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 28 acceptance by Landlord of late payments shall not be construed as a waiver by Landlord of the requirement for timely payment nor create a course of dealing permitting such late payments. Any payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Rent due under this Lease shall be deemed to be on account of the earliest Rent due hereunder. No endorsement or statement on any check or any letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

         0.36. Independent Obligations. The obligation of Tenant to pay Rent hereunder and the obligation of Tenant to perform Tenant's other covenants and duties hereunder constitute independent, unconditional obligations to be performed at all times provided for hereunder and are independent of the Landlord's performance of Landlord's duties and obligations hereunder. Except as expressly provided in this Lease, Tenant waives and relinquishes all rights which Tenant might have to claim any nature of lien against or withhold, abate or deduct from, or offset against Rent.

         0.37. Recourse Limitation. Tenant shall be entitled to look solely to Landlord's equity in the Complex for the recovery of any judgment against Landlord, and Landlord shall not be personally liable for any deficiency with respect to the recovery of such judgment. The provision contained in the foregoing sentence shall not limit any right that Tenant might otherwise have to obtain specific performance of Landlord's obligations under this Lease.

         0.38. Notices. Any notice under this Lease must be in writing, and shall be given or be served by (a) personal delivery, (b) delivery via a recognized overnight courier, (c) depositing the same in the United States mail, postage prepaid, certified mail, return receipt requested, addressed to the party to be notified at the address stated in this Lease or such other address in the continental United States of which notice has been given to the other party in the manner provided herein, or (d) via facsimile with either electronic or telephonic verification of receipt, so long as the original of the facsimile notice is deposited in the United States mail within three (3) days thereafter. Notice by personal delivery or overnight courier shall be effective upon receipt, notice by mail shall be effective upon deposit in the United States mail in the manner above described and notice by facsimile shall be effective upon electronic or telephonic verification of receipt.

         0.39. Severability. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         0.40. Recordation. Tenant agrees not to record this Lease or any memorandum hereof.

         0.41. Governing Law. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas. This Lease is performable in, and the exclusive venue for any action brought with respect hereto, shall be in Dallas County, Texas.

         0.42. Force Majeure. Whenever a period of time is herein prescribed for the taking of any action by Landlord or Tenant, the party responsible for taking such action shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, inclement weather, or any other cause whatsoever beyond the control of the party responsible for taking such action; provided, however, the provisions of this Section 42 shall never be construed as allowing an extension of time with respect to either party's monetary obligations when and as due under this Lease.

         0.43. Time of Performance. Except as otherwise expressly provided herein, time is of the essence under this Lease, including all Exhibits.

         0.44. Transfers by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Complex, and in such event and upon the assumption by the transferee of the obligations of Landlord hereunder, Landlord shall be released from any further obligations accruing after the date of transfer, and Tenant agrees to look solely to such successor-in-interest of Landlord for the performance of such obligations. Landlord shall use reasonable efforts to deliver a copy of the assumption document to Tenant prior to the effective date of such assumption; provided, however, Landlord's failure to deliver such document within such time period shall not constitute a default under this Lease nor shall it affect Landlord's release under this Section 44.


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 29

         0.45. Commissions. Landlord and Tenant agree that the Broker is the only broker involved in the procurement, negotiation or execution of this Lease on behalf of Tenant, and that the Broker's commission shall be paid by Landlord pursuant to a separate commission agreement. Landlord and Tenant hereby agree to defend, indemnify and hold each other harmless against any loss, claim, expense or liability with respect to any commissions or brokerage fees claimed on account of the execution and/or renewal of this Lease or the expansion of the Premises due to any action of the indemnifying party.

         0.46. Effect of Delivery of This Lease. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or an option to be exercised by Tenant. This Lease shall not be effective until a copy of this Lease executed by both Landlord and Tenant is delivered by Landlord to Tenant.

         0.47. WAIVER OF WARRANTIES AND ACCEPTANCE OF CONDITION. TENANT ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS LEASE (INCLUDING THE TENANT IMPROVEMENTS AGREEMENT), NEITHER LANDLORD NOR ANY LANDLORD RELATED PARTY HAS MADE ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE HABITABILITY, MERCHANTABILITY, SUITABILITY, QUALITY, CONDITION OR FITNESS FOR ANY PARTICULAR PURPOSE WITH REGARD TO THE PREMISES OR THE COMPLEX AND THAT THIS LEASE CONSTITUTES THE FULL AND FINAL AGREEMENT OF LANDLORD AND TENANT WITH RESPECT TO THIS LEASE OF SPACE IN THE BUILDING BY TENANT. EXCEPT FOR ANY WARRANTY SET OUT IN THE TENANT IMPROVEMENTS AGREEMENT, TENANT HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY CLAIM OR CAUSE OF ACTION BASED UPON ANY WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO HABITABILITY, MERCHANTABILITY, SUITABILITY, QUALITY, CONDITION OR FITNESS FOR ANY PARTICULAR PURPOSE WITH REGARD TO THE PREMISES OR THE COMPLEX. TENANT'S TAKING POSSESSION OF THE PREMISES SHALL BE CONCLUSIVE EVIDENCE THAT (a) TENANT HAS INSPECTED (OR HAS CAUSED TO BE INSPECTED) THE PREMISES AND THE COMPLEX, (b) TENANT ACCEPTS THE PREMISES AND THE COMPLEX AS BEING IN GOOD AND SATISFACTORY CONDITION AND SUITABLE FOR TENANT'S PURPOSES, AND (c) THE PREMISES AND THE COMPLEX FULLY COMPLY WITH LANDLORD'S COVENANTS AND OBLIGATIONS HEREUNDER. NOTWITHSTANDING THE FOREGOING, TENANT DOES NOT WAIVE THE RIGHT TO CAUSE LANDLORD TO (1) COMPLETE ANY PUNCHLIST ITEMS IN ACCORDANCE WITH THE TERMS OF THIS LEASE OR (2) CORRECT ANY "LATENT DEFECTS" IN OR AFFECTING THE PREMISES (I.E., DEFECTS NOT REASONABLY DISCOVERABLE PURSUANT TO A THOROUGH INVESTIGATION OF THE PREMISES), SUBJECT TO THE LIMITATION SET FORTH IN THE NEXT TWO SENTENCES. TENANT SHALL HAVE THE RIGHT FOR NINE (9) MONTHS (THE "WARRANTY PERIOD") FOLLOWING THE DELIVERY DATE TO PROVIDE LANDLORD WITH WRITTEN NOTICE OF ALLEGED LATENT DEFECTS IN OR AFFECTING THE PREMISES. THE FAILURE OF TENANT TO DELIVER WRITTEN NOTICE OF ALLEGED DEFECTIVE WORK UNDER THE TENANT IMPROVEMENTS AGREEMENT OR LATENT DEFECTS WITHIN SUCH NINE (9) MONTH PERIOD SHALL CONSTITUTE A WAIVER OF ANY FURTHER CLAIMS OF TENANT RELATING TO THE INITIAL IMPROVEMENTS AND THE CONDITION OF THE PREMISES OR THE COMPLEX AS OF THE COMMENCEMENT DATE. NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION 47 SHALL LIMIT THE RIGHT OF TENANT TO ENFORCE THE REPAIR AND MAINTENANCE OBLIGATIONS OF LANDLORD UNDER THIS LEASE OR THE OBLIGATIONS OF LANDLORD UNDER SECTIONS 24 AND 25.

         0.48. Merger of Estates. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not constitute a merger of the Landlord's fee estate in the Property and the leasehold interest created hereby; and upon such surrender or cancellation of this Lease, Landlord shall have the option, in Landlord's sole discretion, to (a) either terminate all or any existing subleases or subtenancies, or (b) assume Tenant's interest in any or all subleases or subtenancies.

         0.49. Survival of Indemnities and Covenants. Any and all indemnities of Landlord or Tenant and any and all covenants of Landlord or Tenant not fully performed on the date of the expiration or termination of this Lease shall survive such expiration or termination.

         0.50. Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Lease.


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 30

         0.51. Entire Agreement; Amendments. This Lease, including the exhibits and addenda, if any, listed in Section 52, embodies the entire agreement between the parties hereto with relation to the transaction contemplated hereby, and there have been and are no covenants, agreements, representations, warranties or restrictions between the parties hereto, other than those specifically set forth herein. To be effective, any amendment or modification of this Lease must be in writing and signed by Landlord and Tenant.

         0.52. Exhibits. The following exhibits are attached hereto and incorporated herein and made a part of this Lease for all purposes:

                  Exhibit "A"   -    Property Description
                  Exhibit "B"   -    Floor Plan
                  Exhibit "C"   -    Rules and Regulations
                  Exhibit "D"   -    Tenant Improvements Agreement
                  Exhibit "E"   -    Parking Agreement
                  Exhibit "F"   -    Form of Confidentiality Agreement
                  Exhibit "G"   -    Rights of Refusal
                  Exhibit "H"   -    Renewal Option
                  Exhibit "I"   -    Description of Base Building Plans
                  Exhibit "J"   -    Design Criteria
                  Exhibit "K"   -    Permitted Encumbrances

         0.53. Joint and Several Liability. If Tenant consists of more than one person or entity, the obligations of such parties under this Lease shall be joint and several.

         0.54. Multiple Counterparts. This Lease may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement.

         0.55. Building Signage. Tenant shall, at Tenant's sole cost and expense, have the right to place exterior signage (the "Lower Fascia Signage") on the lower fascia (i.e., between the 2nd and 3rd floors) of the Building, which Lower Fascia Signage shall be subject to Landlord's prior written approval (which approval shall not be unreasonably withheld or delayed). In addition, in the event that and at such time as (i) ninety-five percent (95%) of the Rentable Area of the Building is leased, (ii) Tenant's annual Base Rental obligation under this Lease exceeds the annual base rental payable by each of the other tenants in the Building, and (iii) no other Superior Tenant (hereinafter defined) in the Building has exercised a right to place exterior signage on the upper fascia located at the top of the Building (the "Upper Fascia"), then Tenant shall have the right, at Tenant's sole cost and expense, to place signage (the "Upper Fascia Signage") on the Upper Fascia of Building, which Upper Fascia Signage shall be subject to Landlord's prior written approval (which approval shall not be unreasonably withheld or delayed). Notwithstanding the foregoing, Tenant's right to erect the Upper Fascia Signage shall at all times remain subordinate to any rights Landlord may grant to any tenant of the Building which
(a) occupies the entire 10th floor of the Building or (b) now or in the future has an annual base rental obligation with respect to the Building which exceeds the annual Base Rental payable by Tenant hereunder (individually a "Superior Tenant" and collectively, the "Superior Tenants"). If the foregoing conditions have been satisfied and Tenant elects to erect the Upper Fascia Signage, Tenant shall, at Tenant's sole cost and expense, remove the Lower Fascia Signage and shall promptly repair any damage to the Building caused by such removal. Notwithstanding anything to the contrary set forth herein, in the event Tenant erects the Upper Fascia Signage and any Superior Tenant desires to exercise its right to erect signage on the Upper Fascia, Tenant shall remove such Upper Fascia Signage from the Building at Tenant's sole cost and expense within fifteen (15) days after receipt of notice thereof (and shall promptly repair any damage to the Building caused by such removal). In such event, Tenant may once again erect the Lower Fascia Signage at Tenant's sole cost and expense which Lower Fascia Signage shall once again be subject to Landlord's prior written approval (which approval shall not be unreasonably withheld). Upon the expiration or earlier termination of this Lease, Tenant shall, at Tenant's sole cost and expense, remove the Lower Fascia Signage or the Upper Fascia Signage, as the case may be, and shall promptly repair any damage to the Building caused by such removal. In addition, prior to installing or removing any signage on the exterior of the Building, Tenant shall cooperate with Landlord and Landlord's engineer and/or contractor to ensure that the installation or removal of such signage will not damage the exterior of the Building. Tenant further hereby agrees to indemnify, defend and hold harmless Landlord from damage caused to the Building as a result of Tenant's installation, removal, maintenance, repair or replacement of any exterior signage as provided in this Section 55. Notwithstanding anything to the contrary set forth herein, the Lower Fascia Signage or the Upper Fascia Signage, as the case may be, shall be limited to the word "CapRock" and otherwise shall be of a size, design, location and color reasonably acceptable to Landlord.


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 31

         Notwithstanding anything to the contrary set forth herein, in the event Landlord elects to erect a monument sign (a "Monument Sign") on the Property which identifies any tenants of the Building, Tenant, at Tenant's sole cost and expense, shall have the right to place Tenant's name and/or logo on such Monument Sign; provided, however, the size and design of Tenant's portion of the Monument Sign shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed; provided further that the size of Tenant's portion of the Monument Sign shall be generally consistent with the relationship which the square footage of Rentable Area then being occupied by Tenant bears to the square footage of the entire Building.

         0.56. Satellite Dish. Notwithstanding anything to the contrary set forth herein, Tenant shall have the right, subject to Landlord's prior written approval (which approval shall not be unreasonably withheld or delayed) at all times during the terms hereof, including any renewal term, to install, maintain, replace and remove, all at Tenant's sole cost and expense, a satellite dish and related equipment not to exceed six (6) feet in diameter ("Communications Equipment") on the rooftop of the Building provided that Tenant (i) coordinates the location of such Communications Equipment with Landlord, (ii) coordinates such installation with Landlord's roofing contractor so as not to affect any roof warranty, (iii) notifies Landlord prior to such installation to permit Landlord to have a representative present in connection with such installation,
(iv) remains responsible for and repair any damage to the roof caused by Tenant's entry on the roof and installation, maintenance, replacement or removal of the Communications Equipment, (v) complies with all Applicable Laws, rules and regulations (including deed restrictions and regulations of Addison Circle) applicable to the installation and maintenance of the Communications Equipment, and further complies with the reasonable requirements of Landlord with respect to the installation and maintenance of the Communications Equipment, including without limitation, screening such equipment from public view from adjacent public streets and the Parking Areas of the Premises, and (vi) indemnifies, defends and holds harmless Landlord from any damage to property caused by the installation, maintenance and removal of such Communications Equipment. Such Communications Equipment shall remain the exclusive property of Tenant, and Tenant shall have the right to remove such Communications Equipment at any time during the term of the Lease, provided Tenant returns the rooftop of the Building to the condition that existed prior to the installation of such Communications Equipment. Upon the expiration or earlier termination of this Lease, Tenant shall, at Tenant's sole cost and expense, remove the Communications Equipment if requested by Landlord and Tenant shall promptly repair any damage to the Building caused by such removal.

         0.57. Warranty of Title. Landlord hereby covenants and warrants to Tenant that Landlord has full right and lawful authority to enter into this Lease for the full term herein granted and for all extensions herein provided, and that Landlord has good and indefeasible title to the Premises, free and clear of all occupancies, tenancies, mortgages, liens, and other encumbrances which are or may be superior to the rights of Tenant hereunder and which would materially affect the operation of Tenant's business from the Premises, except for those set forth in Exhibit "K" attached hereto and made a part hereof for all purposes.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first above written.


OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 32

Address:                                               LANDLORD:
--------                                               ---------
c/o Champion Partners, Ltd.                            CHAMPION ADDISON ONE LIMITED PARTNERSHIP,
5430 LBJ Freeway, Suite 1245                           a Delaware limited partnership
Dallas, Texas  75240
                                                       By:      CP/AOC VENTURE ONE, LTD.,
Attn:  Property Manager                                a Texas limited partnership,
                                                       its sole general partner

                                                       By:      CHAMPION-ACO, LTD.,
                                                       a Texas limited partnership,
                                                       its general partner

                                                       By:      ADDISON-CHAMPION, INC.
                                                       a Texas corporation,
                                                       its general partner


                                                       By:
                                                       Jeffrey L. Swope
                                                       President
Address Prior to                                       TENANT:
Commencement Date:
                                                       CAPROCK COMMUNICATIONS CORP.,
                                                       a Texas corporation


Attn:                                                  By:
                                                                Kevin McAleer
Address Subsequent to                                           Chief Financial Officer
Commencement Date:



OFFICE LEASE AGREEMENT/CAPROCK COMMUNICATIONS CORP. - Page 33

                                   EXHIBIT "A"

                              PROPERTY DESCRIPTION

BEING a tract of land situated in the G. W. Fisher Survey, Abstract No. 482, Town of Addison, Dallas County, Texas, and being a portion of three tracts of land deeded to Opubco Properties, Inc. as evidenced by three instruments recorded in Volume 82020, Page 0684, Volume 84151, Page 3619, and Volume 85147, Page 4305 all of the Deed Records of Dallas County, Texas, said tract being all of Lot 2, Block C of ADDISON CIRCLE PHASE II, an addition to the Town of Addison, Texas, as recorded in Volume 97217, Page 3056, Deed Records, Dallas County, Texas, and being more particularly described as follows:

COMMENCING at a one-half inch iron rod found with "Huitt-Zollars" cap at the intersection of the north right-of-way line of the Dallas Area Rapid Transit Property Acquisition Corporation, (formerly St. Louis Southwestern Railroad) a 100 foot wide right-of-way, as evidenced by instrument recorded in Volume 91008, Page 1390 of the Deed Records of Dallas County, Texas, with east right-of-way line of Quorum Drive as established by instrument to the Town of Addison, Texas as recorded in Volume 82093, Page 1077 of the Deed Records of Dallas County, Texas;

THENCE, North 66 degrees 45 minutes 01 second East along the northwesterly right-of-way line of said Dallas Area Rapid Transit tract a distance of 769.32 feet to a one-half inch iron rod set with "Huitt-Zollars" cap for the POINT OF BEGINNING;

THENCE, North 23 degrees 14 minutes 59 seconds West a distance of 59.99 feet to a one-half inch iron rod set with "Huitt-Zollars" cap for a corner;

THENCE, North 00 degrees 55 minutes 13 seconds East a distance of 157.85 feet to a one-half inch iron rod set with "Huitt-Zollars" cap for a corner;

THENCE, North 66 degrees 45 minutes 01 second East a distance of 343.62 feet to a one-half inch iron rod set with "Huitt-Zollars" cap for a corner;

THENCE, North 17 degrees 01 minute 01 second West a distance of 60.70 feet to a one-half inch iron rod set with "Huitt-Zollars" cap for a corner;

THENCE, North 72 degrees 58 minutes 59 seconds East a distance of 69.00 feet to a one-half inch iron rod set with "Huitt-Zollars" cap for a corner;

THENCE, North 17 degrees 01 minute 01 second West a distance of 32.00 feet to a one-half inch iron rod set with "Huitt-Zollars" cap for a corner;

THENCE, North 72 degrees 58 minutes 59 seconds East a distance of 0.67 feet to a one-half inch iron rod set with "Huitt-Zollars" cap for a corner;

THENCE, North 17 degrees 01 minute 01 second West a distance of 30.83 feet to a one-half inch iron rod set with "Huitt-Zollars" cap for a corner;

THENCE, North 72 degrees 58 minutes 59 seconds East a distance of 214.02 feet to a one-half inch iron rod set with "Huitt-Zollars" cap on the east line of a tract of land described in instrument to Opubco Properties, Inc. as recorded in Volume 85147, Page 4305, Deed Records, Dallas County, Texas and the west right-of-way line of the Dallas North Tollway, said point being the beginning of a non- tangent curve to the left having a radius of 1,997.84 feet;

THENCE, continuing along the east line of said Opubco tract and west right-of-way of the Dallas North Tollway and along said curve to the left through a central angle of 2 degrees 27 minutes 02 seconds, an arc distance of
85.45 feet and being subtended by a chord bearing South 8 degrees 44 minutes 32 seconds East a distance of 85.44 feet to a one-half inch iron rod set with "Huitt-Zollars" cap at the northeast corner of said Opubco tract recorded in Volume 84151, Page 3619, Deed Records, Dallas County, Texas, said corner being the beginning of a non-tangent curve to the left having a radius of 2,964.79 feet;

THENCE, continuing along the East line of said Opubco tract and the west right-of-way line of the Dallas North Tollway and along said curve to the left through a central angle of 01 degree 54 minutes 29 seconds, an arc distance of
98.74 feet and being subtended by a chord bearing South 12 degrees 05 minutes 47 seconds East a distance of 98.73 feet to a one-half inch iron rod found with "Huitt- Zollars" cap at the end of said curve;


Exhibit "A", Property Description - Page 1

THENCE, South 13 degrees 03 minutes 02 seconds East continuing along the east line of the Opubco tract and along the west right-of-way line of the Dallas North Tollway a distance of 118.29 feet to a one- half inch iron rod set with "Huitt-Zollars" cap on the northwesterly right-of-way line of said Dallas Area Rapid Transit tract;

THENCE, South 66 degrees 45 minutes 01 second West along the northwesterly right-of-way line of Dallas Area Rapid Transit tract a distance of 642.23 feet to the POINT OF BEGINNING and CONTAINING 3.576 acres of land, more or less.


Exhibit "A", Property Description - Page 2

                                   EXHIBIT "B"

                                   FLOOR PLAN



                      [Floor Plan follows this cover page.]

Exhibit "B", Floor Plan - Solo Page

                                   EXHIBIT "C"

                              RULES AND REGULATIONS

      Any capitalized terms not defined in this Exhibit "C" shall have the meaning set forth in the Lease to which this Exhibit "C" is attached.

      FFF. Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed, nor shall refuse, furniture, boxes or other items be placed therein by Tenant or Tenant's officers, agents, servants, contractors and employees, or used for any purpose other than ingress and egress to and from the Premises, or for going from one part of the Building or Complex to another part of the Building or Complex. Tenant shall be responsible, at its sole cost, for the removal of any large boxes or crates not used in the ordinary course of business. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways.

      GGG. Canvassing, soliciting, distributing handbills, advertising and peddling in the Building and Complex are prohibited.

      HHH. Plumbing fixtures and appliances shall be used only for the purpose for which such were constructed or installed, and no unsuitable material shall be placed therein. The cost of repair of any stoppage or damage to any such fixtures or appliances from misuse on the part of Tenant or Tenant's officers, agents, servants, contractors, employees, guests and customers shall be paid by Tenant, and Landlord shall not in any case be responsible therefor.

      III. No signs, directories, posters, advertisements, or notices visible to the public shall be painted or affixed on or to any of the windows or doors, or in corridors or other parts of the Building, except in such color, size, and style, and in such places, as shall be first approved in writing by Landlord. Landlord shall have the right to remove, at the expense of Tenant, all unapproved signs, directories, posters, advertisements or notices following reasonable prior notice to Tenant.

      JJJ. Tenant shall not do, or permit anything to be done, in or about the Building or Complex, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein, or otherwise increase the possibility of fire or other casualty. No cooking (other than cooking through the use of a microwave oven), including grills or barbecues, shall be permitted within the Premises or on any patio adjoining the Premises.

      KKK. Landlord shall have the power to prescribe the weight and position of heavy equipment or objects which may overstress any portion of the floor of the Premises. All damage done to the Building by the improper placing of such heavy items shall be repaired at the sole expense of Tenant. Tenant shall notify the Building manager when safes or other heavy equipment are to be taken in or out of the Building and the moving of such equipment shall be done only after written permission is obtained from Landlord and shall be performed under such conditions as Landlord may reasonably require.

      LLL. Corridor doors, when not in use, shall be kept closed.

      MMM. All movement of furniture and equipment into and out of the Building shall be scheduled through the Building manager and conducted outside of Normal Business Hours. All deliveries must be made via the service entrance and service elevator, when provided, during Normal Business Hours. Any delivery after Normal Business Hours must be coordinated with the Building manager. When conditions are such that Tenant must dispose of crates, boxes, and other such items, Tenant shall dispose of such items prior to or after Normal Business Hours.

      NNN. Tenant shall cooperate with Landlord's employees in keeping the Premises neat and clean.

      OOO. Tenant shall not cause or permit any improper noises in the Building, or allow any unpleasant odors to emanate from the Premises, or otherwise interfere, injure or annoy in any way other tenants, or persons having business with such tenants.

      PPP. No animals or birds shall be brought into or kept in or about the Building, except those assisting the disabled.

      QQQ. No machinery of any kind, other than ordinary office machines such as copiers, fax machines, personal computers and related mainframe equipment, electric typewriters and word processing equipment, shall be operated on the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.


Exhibit "C", Rules and Regulations - Page 1

      RRR. Tenant shall not use or keep in the Building any flammable or explosive fluid or substance (including Christmas trees and ornaments), or any illuminating materials, without the prior written approval of the Building manager.

      SSS. No bicycles, motorcycles or similar vehicles will be allowed in the Building.

      TTT. No nails, hooks, or screws (other than those necessary for hanging artwork, diplomas, posterboards and other such items on interior walls) shall be driven into or inserted in any part of the Building (including doors), except as approved by Landlord.

      UUU. Landlord has the right to evacuate the Building in the event of an emergency or catastrophe. Tenant shall cause its officers, agents and employees to participate in any fire safety or emergency evacuation drills scheduled by Landlord.

      VVV. No food or beverages shall be prepared, cooked or distributed from the Premises without the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed; provided, however, Tenant shall be permitted to install refrigerators, microwave ovens, coffee machines and vending machines for the use of its own employees and guests.

      WWW. No additional or replacement locks shall be placed upon any doors without the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed. All necessary keys shall be furnished by Landlord. Upon termination of the Lease, Tenant shall return all such keys to Landlord and shall provide the Landlord the combination of all locks on doors or vaults. No duplicates of keys shall be made by Tenant.

      XXX. Tenant will not locate furnishings or cabinets adjacent to mechanical or electrical access panels or over air conditioning outlets so as to prevent Landlord's personnel or contractors from servicing such units as routine or emergency service may require. Tenant shall pay the cost of moving such furnishings for Landlord's access. Tenant shall instruct all of its employees to refrain from any attempts to adjust thermostats. The lighting and air conditioning equipment of the Building shall be exclusively controlled by Landlord's personnel.

      YYY. No portion of the Building shall be used for the purpose of lodging rooms.

      ZZZ. Tenant shall obtain Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed, for the installation of window shades, blinds, drapes or any other window treatment or object that may be visible from the exterior of the Building or affect the heating and cooling of the Building. Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change, at Tenant's expense, any unapproved lighting following reasonable prior notice to Tenant.

      AAAA. No supplemental heating, air ventilation or air conditioning equipment, including space heaters and fans, shall be installed or used by Tenant without the prior written consent of Landlord.

      BBBB. No smoking shall be permitted within the Premises or anywhere else within the Complex, other than those smoking areas designated by the Building manager.

      CCCC. No unattended children shall be allowed within the Complex.

      DDDD. Other than during Normal Business Hours, Building access shall be limited, with the result that access will require entry cards or keys and compliance with Landlord's registration procedures.

      EEEE. Landlord reserves the right to rescind any of these Rules and Regulations and make such other and further Rules and Regulations as in its reasonable judgment shall from time to time be necessary or advisable for the operation of the Building or the Complex, providing that such Rules and Regulations are in writing and uniformly enforced against all other tenants of the Building provided Landlord may not enact any Rule or Regulation that is intended to or has the primary effect of discriminating against or adversely affecting the operations of Tenant's business or its use and enjoyment of the Premises. Such Rules and Regulations shall be binding upon Tenant upon delivery to Tenant of notice thereof in writing.

      FFFF. In the event of any inconsistency between these Rules and Regulations and the terms of the Lease, the terms of the Lease shall control.


Exhibit "C", Rules and Regulations - Page 2

                                   EXHIBIT "D"

                          TENANT IMPROVEMENTS AGREEMENT

      This Tenant Improvements Agreement ("Agreement") describes and specifies the rights and obligations of Landlord and Tenant under the Lease to which this Exhibit "D"is attached, with respect to the design, construction and payment for completion of the Tenant Improvements within the Premises.

         0.84.0.1. Definitions. Each capitalized term in this Agreement shall have the meaning set forth below. Any capitalized term not defined in this Agreement shall have the meaning ascribed to such term in the Lease.

                  0.84.0.1.1. "TENANT IMPROVEMENTS" SHALL MEAN THE LEASEHOLD IMPROVEMENTS TO BE MADE TO THE PREMISES BY TENANT IN ACCORDANCE WITH TENANT'S FINAL PLANS.

                  0.84.0.1.2. "TENANT'S ARCHITECT" SHALL MEAN HELLMUTH, OBATA & KASSABAUM, WHICH HAS BEEN APPROVED BY LANDLORD FOR PURPOSES OF SECTION 2 HEREOF.

                  0.84.0.1.3. "TENANT'S CONTRACTOR" SHALL MEAN THE CONTRACTOR RESPONSIBLE FOR THE CONSTRUCTION OF TENANT'S WORK IN ACCORDANCE WITH TENANT'S FINAL PLANS. TENANT'S CONTRACTOR SHALL BE SELECTED BY TENANT AND APPROVED BY LANDLORD (WHICH APPROVAL SHALL NOT BE UNREASONABLY WITHHELD, CONDITIONED OR DELAYED).

                  0.84.0.1.4. "TENANT'S FINAL PLANS" SHALL MEAN THE FINAL PLANS AND SPECIFICATIONS FOR THE CONSTRUCTION OF TENANT'S WORK, WHICH TENANT'S FINAL PLANS SHALL BE APPROVED BY LANDLORD PURSUANT TO SECTION 2 OF THIS TENANT IMPROVEMENTS AGREEMENT.

                  0.84.0.1.5. "TENANT'S WORK" SHALL MEAN THE DESIGN AND CONSTRUCTION OF THE TENANT IMPROVEMENTS FOR TENANT'S USE IN ACCORDANCE WITH TENANT'S FINAL PLANS.

         0.84.0.2. Approval of Design Professionals: Plan and Tenant's Final Plans. All design professionals engaged by Tenant, including, without limitation, architects, engineers and interior designers shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld. On or before December 1, 1998, Landlord and Tenant shall agree upon the Space Plan for the Initial Premises and the preliminary plans and specifications for the Tenant Improvements applicable to the Initial Premises, including, without limitation, the types of materials and finishes that Tenant desires to use within the Premises. In addition, with respect to each additional Phase of the Premises, Tenant shall submit the Space Plan and the preliminary plans and specifications for the Tenant Improvements applicable to such Phase prior to commencement of construction thereof. Landlord shall have ten
         (10) days after receipt of Tenant's Space Plan and preliminary plans and specifications for the Tenant Improvements applicable to each Phase to approve same. Unless the Landlord timely disapproves in writing, approval will be deemed granted. If Landlord disapproves, the Landlord shall specify with particularity the reasons for its disapproval, and Tenant shall be afforded ten (10) days to revise the applicable portion of the Space Plan and/or preliminary plans and specifications that has been disapproved by Landlord. Thirty (30) days following the agreement by Landlord and Tenant with respect to such items, Tenant shall prepare and deliver detailed construction documents to Landlord for approval. Landlord shall approve or disapprove such construction documents within ten (10) days after receipt thereof. If Landlord does not approve such construction documents, Landlord shall specifically identify its objections and Tenant shall revise such construction documents to address Landlord's objections and re-submit the same to Landlord for approval within five (5) days thereafter. Landlord may require changes only to the extent that such construction documents contain detail in addition to, or contain changes from, the approved preliminary plans and specifications. The foregoing process shall be implemented repeatedly (but Tenant covenants to submit construction documents for the Initial Premises acceptable to Landlord not later than January 15,
         1999) until Landlord shall have approved Tenant's construction documents. Upon approval by Landlord, such construction documents shall constitute the "Tenant's Final Plans" hereunder.

         0.84.0.3. Compliance With Applicable Laws. Tenant acknowledges that Landlord's approval of the Tenant's Final Plans does not imply that the Tenant's Final Plans comply with, and Landlord has no responsibility for compliance of the Tenant's Final Plans with, Applicable Laws.

         0.84.0.4. Construction of the Tenant Improvements. Provided Landlord and Tenant have agreed upon Tenant's Final Plans in accordance with
         Section 2 of this Tenant Improvements Agreement, commencing on the Delivery Date, Tenant shall have the right to enter the Premises and commence construction of Tenant's Work in accordance with the terms of this Tenant Improvements


Exhibit "D", Tenant Improvements Agreement - Page 1

         Agreement. In connection with Tenant's construction of the Tenant's Work, Tenant shall have the right to set up a temporary office in the Premises for the sole purpose of facilitating construction of the Tenant's Work, and the existence of such office shall not constitute "occupancy" of the Premises for purposes of Section 2 of the Lease. Tenant shall diligently pursue and complete construction of the Tenant's Work in a good and workmanlike manner in accordance with Tenant's Final Plans and all Applicable Laws. Tenant shall Substantially Complete the performance of Tenant's Work with respect to the Initial Premises on or before June 1, 1999. Notwithstanding anything in the Lease to the contrary, Tenant may take possession of the Second Phase and the Final Phase at any time after the Delivery Date for the purpose of commencing Tenant's Work; provided, however, that upon taking such possession, each of the terms and conditions of the Lease (save and except payment of Base Rental and Tenant's Share of Basic Operating Costs) shall be in full force and effect with respect to such Phase(s). In addition, upon Tenant's commencement of construction of Tenant's Work with respect to the Second Phase and the Final Phase, Tenant shall diligently pursue such phases to Substantial Completion. Tenant shall protect the Common Areas and all Building services and systems during construction of Tenant's Work, and shall clean the Common Areas promptly upon completion of Tenant's Work.

         0.84.0.5. Cost of Tenant Improvements.

                  0.84.0.5.1. PAYMENT OF COSTS. TENANT SHALL PROMPTLY PAY ANY AND ALL COSTS AND EXPENSES INCURRED IN CONNECTION WITH OR ARISING OUT OF THE PERFORMANCE OF THE TENANT'S WORK IN CONSTRUCTING THE TENANT IMPROVEMENTS.

                  0.84.0.5.2. TENANT IMPROVEMENT ALLOWANCE. NOTWITHSTANDING THE PROVISIONS OF SUBPARAGRAPH (A) ABOVE, IN THE EVENT AND ONLY IN THE EVENT THAT THE LEASE IS SUBSEQUENTLY EXECUTED AS CONTEMPLATED HEREBY, LANDLORD SHALL PROVIDE TENANT WITH AN ALLOWANCE (THE "ALLOWANCE") EQUAL TO $21.00 PER SQUARE FOOT OF RENTABLE AREA IN THE PREMISES TO BE USED FOR THE PERFORMANCE OF TENANT'S WORK. HOWEVER, UP TO $25.00 PER SQUARE FOOT OF RENTABLE AREA MAY BE ALLOCATED TO THE SEVENTH (7TH) FLOOR OF THE BUILDING, WITH THE BALANCE TO BE SPENT ON THE SIXTH (6TH) FLOOR OF THE BUILDING (FOR EXAMPLE, IF TENANT SPENDS $25.00 PER SQUARE FOOT ON THE SEVENTH (7TH) FLOOR, $17.00 PER SQUARE FOOT WOULD REMAIN AVAILABLE TO BE SPENT ON THE SIXTH (6TH) FLOOR). AS TENANT'S WORK PROGRESSES (SUBSEQUENT TO FULL EXECUTION OF THE LEASE BY LANDLORD AND TENANT), TENANT MAY SUBMIT TO LANDLORD A REQUEST (A "DRAW REQUEST") IN WRITING FOR A PORTION OF THE ALLOWANCE, WHICH REQUEST SHALL INCLUDE: (i) A DETAILED BREAKDOWN OF TENANT'S CONSTRUCTION COSTS, TOGETHER WITH INVOICES THEREFOR, INCURRED THROUGH THE DATE OF SUCH DRAW REQUEST, (ii) A CERTIFIED, WRITTEN STATEMENT FROM TENANT'S ARCHITECT THAT THE TENANT IMPROVEMENTS FOR WHICH THE PAYMENT IS BEING REQUESTED HAVE BEEN COMPLETED IN ACCORDANCE WITH THE TENANT'S FINAL PLANS, TO THE EXTENT OF THE COSTS THAT ARE THE SUBJECT OF SUCH DRAW REQUEST AND (iii) LIEN WAIVERS IN FORM AND SUBSTANCE SATISFACTORY TO LANDLORD FROM THE TENANT'S CONTRACTOR (AND ANY SUBCONTRACTORS PERFORMING WORK WHICH IS THE SUBJECT OF SUCH DRAW REQUEST), WAIVING ANY APPLICABLE MECHANIC'S LIENS RELATING TO SUCH WORK. UPON LANDLORD'S RECEIPT AND APPROVAL OF A DRAW REQUEST, LANDLORD SHALL PAY TO TENANT THE PORTION OF THE ALLOWANCE REQUESTED WITHIN THIRTY (30) BUSINESS DAYS OF LANDLORD'S APPROVAL OF THE DRAW REQUEST, UNLESS LANDLORD NOTIFIES TENANT IN WRITING OF LANDLORD'S REJECTION (AND THE REASONS THEREFOR) OF SUCH DRAW REQUEST. NOTWITHSTANDING THE FOREGOING, LANDLORD MAY NOT REJECT ANY DRAW REQUEST UNLESS TENANT HAS FAILED TO PROVIDE THE ITEMS REQUIRED TO ACCOMPANY THE DRAW REQUEST AS PROVIDED IN THIS SECTION 5(b), OR UNLESS LANDLORD REASONABLY DETERMINES THAT THE PORTION OF THE TENANT'S WORK WHICH IS THE SUBJECT OF THE DRAW REQUEST HAS NOT BEEN COMPLETED IN A GOOD AND WORKMANLIKE MANNER IN ACCORDANCE WITH TENANT'S FINAL PLANS AND ALL APPLICABLE LAWS. TO THE EXTENT LANDLORD DOES NOT SO REJECT ANY PORTION OF SAID DRAW REQUEST, LANDLORD SHALL TIMELY PAY SUCH ACCEPTABLE PORTION OF THE DRAW REQUEST.

                  0.84.0.5.3. EXCESS COSTS. IF THE ACTUAL COST OF PERFORMANCE OF THE TENANT'S WORK EXCEEDS THE ALLOWANCE, THEN TENANT SHALL PAY ALL SUCH EXCESS COSTS ("EXCESS COSTS") IN A TIMELY MANNER AND LANDLORD SHALL HAVE NO RESPONSIBILITY THEREFOR.

                  0.84.0.5.4. EXCESS ALLOWANCE. IF THE AMOUNT OF THE ALLOWANCE EXCEEDS THE ACTUAL COST OF PERFORMANCE OF THE TENANT'S WORK, TENANT MAY USE ANY EXCESS PORTION OF THE ALLOWANCE FOR SUCH OTHER EXPENSES RELATING TO THIS LEASE AS TENANT DEEMS APPROPRIATE, INCLUDING, WITHOUT LIMITATION, MOVING EXPENSES, ARCHITECTURAL EXPENSES AND OTHER TENANT EXPENSES RELATING TO TENANT'S MOVE INTO THE PREMISES OR TENANT'S OCCUPANCY OF THE PREMISES.

                  0.84.0.5.5. ADDITIONAL DRAW REQUESTS. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN, ONCE TENANT HAS EXHAUSTED THE ALLOWANCE, TENANT SHALL STILL NEVERTHELESS CONTINUE TO DELIVER TO LANDLORD NOT LATER THAN THE FIFTH (5TH) DAY OF EACH MONTH ALL OF THE INFORMATION REQUIRED TO BE DELIVERED WITH THE DRAW REQUEST SET FORTH IN
         SECTION 5(b) ABOVE.


Exhibit "D", Tenant Improvements Agreement - Page 2

         0.84.0.6. Mechanic's Liens. Tenant will not permit any mechanic's liens, materialmen's liens or other liens to be placed upon the Premises for any work performed by or at the request of Tenant, or any assignee, sublessee or licensee of Tenant, and nothing in this Agreement shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's or other liens against the Premises. In the event any such lien is attached to the Premises and not discharged by payment, bonding or otherwise within ten (10) business days after receipt of written notice from Landlord, then, in addition to any other right or remedy of Landlord at law or in equity, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for the aforesaid purpose shall be paid by Tenant to Landlord on demand and shall bear interest at the Default Rate provided for in the Lease from the date paid by Landlord until reimbursed by Tenant.

         0.84.0.7. Exculpation and Indemnity. Landlord shall not be liable for any injury, loss or damage to any of Tenant's installations or decorations made prior to the Commencement Date and not installed by Landlord, except to the extent caused by Landlord. Tenant shall indemnify, defend (with counsel reasonably satisfactory to Landlord and Tenant) and hold harmless Landlord from and against any and all suits, claims, actions, loss, cost, damage or expense (including claims for worker's compensation, attorneys' fees and costs) based on personal injury or property damage caused in, or contract claims (including, without limitation, claims for breach of warranty) arising from the performance of Tenant's Work, except to the extent caused by Landlord. Tenant shall repair or replace (or, at Landlord's election, reimburse Landlord for the actual cost of repairing or replacing) any portion of the Building or item of Landlord's equipment or any of Landlord's real or personal property damage, lost or destroyed during the construction of the Tenant Improvements, except to the extent caused by Landlord. Landlord is not responsible for the function and maintenance of the Tenant Improvements, except to the extent caused by Landlord. All work, materials, installations, equipment and decorations of any nature whatsoever brought on or installed in the Premises pursuant to the provisions of this Agreement before the commencement of the Term or throughout the Term shall be at Tenant's risk, and neither Landlord nor any Landlord Related Party shall be responsible for any damage thereto or loss or destruction thereof due to any reason or cause whatsoever, excluding by reason of Landlord or such Landlord Related Party's negligence or willful misconduct.

         0.84.0.8. Tenant's Contractor. Tenant's Contractor and any subcontractors thereof shall be duly licensed (to the extent required by applicable law) in the state in which the Premises are located. Tenant's agreement with Tenant's Contractor shall (i) require such Tenant's Contractor to provide daily cleanup of the construction area to the extent such cleanup is necessitated by the construction of the Tenant's Work and (ii) provide that both Landlord and Tenant shall have the right to approve the identity of any sub-contractors. Tenant shall require that Tenant's Contractor carry a comprehensive liability (including builder's risk) insurance policy in such amounts as Landlord may reasonably require and provide proof of such insurance to Landlord prior to commencement of Tenant's Work. Nothing contained herein shall make or constitute Tenant as the agent of Landlord. Landlord's representative shall have the right to require periodic meetings with Tenant's representative and Tenant's Contractor to discuss the status of the Tenant's Work.

         0.84.0.9. Construction Representatives. Landlord's and Tenant's representatives for coordination of construction and approval of matters set forth herein will be as follows, provided that either party may change his representative upon written notice to the other:

           Landlord's Representative:

                  Name:      Mr. W. Daniel Jansen
                  Address:   5430 LBJ Freeway
                             Suite 1245
                             Dallas, Texas  75240
                  Phone:     (972) 490-5600
                  Fax:       (972) 490-5599

                  Tenant's Representative:

                  Name:      Tommy M. Parrett and/or Dennis Sewell

                  Address:   The Staubach Company
                             6750 LBJ Freeway, Suite 1100
                             Dallas, Texas   75240
                  Phone:     (972) 385-0500
                  Fax:       (972) 385-8132


Exhibit "D", Tenant Improvements Agreement - Page 3

                  0.84.0.10. Change Orders. All changes and modifications in the Tenant's Work from that contemplated in the Tenant's Final Plans, whether or not such change or modification gives rise to an increase or decrease in cost, must be evidenced by written change order (the "Change Order") approved by Landlord (which approval shall not be unreasonably withheld or delayed).

                  0.84.0.11. Management. Tenant shall not have any obligation to pay Landlord for Landlord's costs resulting from Landlord's review of Tenant's Final Plans. In the event Tenant elects to hire a third-party construction manager, such third-party construction manager shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld.

                  0.84.0.12. Indemnity. Tenant shall indemnify and hold harmless Landlord from and against any and all suits, claims, actions, loss, costs, damages or expense (including damage to persons or property), arising from any act or negligence of Tenant or of any of Tenant's contractors or their subcontractors, or the officers, agents or the employees of Tenant while engaged in the performance of any work or other activities on the Premises, or arising from liens or claims for services rendered or labor or materials furnished in or for the performance of any work by Tenant, its agents, employees, contractors or subcontractors on the Premises, or arising from accident or injury related thereto and not caused by negligent acts of Landlord, its agents or anyone employed by Landlord.

                  0.84.0.13. Costs and Expenses. If in the enforcement of any part of this Agreement Landlord shall incur expenses or be obligated to pay attorney's fees or court costs, Tenant agrees to reimburse Landlord for such expenses, reasonable attorney's fees or court costs. If in the enforcement of any part of this Agreement Tenant shall incur expenses or be obligated to pay attorney's fees or court costs, Landlord agrees to reimburse Tenant for such expenses, reasonable attorney's fees or court costs.

                  0.84.0.14. Base Building Plans. Landlord shall furnish to Tenant, at Landlord's sole cost and expense, a copy of the Base Building Plans, including electronic media (if available).


                  0.84.0.15. Temporary Power. Landlord shall furnish to Tenant, at Landlord's sole cost and expense, temporary electrical power and free access to service elevators at all times during Tenant's construction of the Tenant Improvements (including during business hours, after-hours and on weekends).

                  0.84.0.16. NOTICE OF INDEMNITIES. THIS AGREEMENT CONTAINS VARIOUS INDEMNIFICATION PROVISIONS, INCLUDING, WITHOUT LIMITATION, PARAGRAPHS 7 AND 12 HEREOF.


Exhibit "D", Tenant Improvements Agreement - Page 4

                                   EXHIBIT "E"

                                PARKING AGREEMENT

         This Parking Agreement (herein so called) describes and specifies the rights and obligations of Landlord and Tenant under the Lease to which this Exhibit "E" is attached, with the respect to parking by Tenant in the Parking Garage.

         GGGG. Definitions. Any capitalized terms not defined in this Parking Agreement shall have the meaning set forth in the Lease.

         HHHH. Grant and Rental Fee. Provided no Event of Default has occurred and is continuing under the Lease and subject to Landlord's recapture right set forth below, Tenant shall have (i) a non-exclusive right to use 221 unreserved parking spaces located within the Office Portion of the Parking Garage, during the Lease Term at a monthly rate of $30.00 per Space and (ii) an exclusive right to use 25 reserved parking spaces located within the Office Portion of the Parking Garage (of which at least seven [7] shall be on the first ramp up from the first level of the Parking Garage in the locations identified on Annex 1 to this Exhibit "E") during the Lease Term at a monthly rate of $80.00 per Space (all of such unreserved and reserved parking spaces being collectively referred to herein as the "Spaces"), plus any applicable tax thereon, subject to such terms, conditions, and regulations as are, from time to time, promulgated by Landlord, including the rules and regulations set forth in Section 5 to this Parking Agreement. Tenant shall pay all sums due under the preceding sentence ("Parking Charges") to Landlord in advance in monthly installments on the first day of each calendar month during the Lease Term, and such Parking Charges shall be deemed to be Rent for all purposes under the Lease.

         Of the total 246 Spaces for the Premises, 123 Spaces are allocable to the Initial Premises (the "Initial Premises Spaces"), 62 Spaces are allocable to the Second Phase (the "Second Phase Spaces") and 61 Spaces are allocable to the Final Phase (the "Final Phase Spaces"). Tenant may freely utilize as many of the Spaces as are needed at any time prior to Tenant's occupancy of the entire Premises, provided Tenant pays the Parking Charges for all Spaces so used. Notwithstanding the foregoing, upon the commencement of the Initial Stage, Tenant shall pay Parking Charges on the greater of (A) the number of Spaces actually being used by Tenant pursuant to this Section 2 and (B) all of the Initial Premises Spaces (which shall include all 25 reserved Spaces).

         Upon the commencement of the Second Stage, Tenant additionally shall be required to pay Parking Charges to Landlord on 50 of the Second Phase Spaces (the "Required Second Phase Spaces"). Not less than four months after the commencement of the Second Stage, Tenant shall deliver written notice to Landlord informing Landlord of the total number of Second Phase Spaces which Tenant desires to utilize with respect to the remainder of the Lease Term; provided, however, Tenant may not elect to utilize less than the Required Second Phase Spaces. In the event Tenant timely notifies Landlord that Tenant elects to utilize less than all of the allocated Second Phase Spaces for the remainder of the Lease Term, Landlord shall have the right to recapture the remaining Second Phase Spaces and Tenant's rights and obligations with respect to such recaptured Second Phase Spaces shall terminate for the remainder of the Lease Term.

         Upon the commencement of the Final Stage, Tenant additionally shall be required to pay Parking Charges to Landlord on 50 of the Final Phase Spaces (the "Required Final Phase Spaces"). Not less than four months after the commencement of the Final Stage, Tenant shall deliver written notice to Landlord informing Landlord of the total number of Final Phase Spaces which Tenant desires to utilize with respect to the remainder of the Lease Term; provided, however, Tenant may not elect to utilize less than the Required Final Phase Spaces. In the event Tenant timely notifies Landlord that Tenant elects to utilize less than all of the allocated Final Phase Spaces for the remainder of the Lease Term, Landlord shall have the right to recapture the remaining Final Phase Spaces and Tenant's rights and obligations with respect to such recaptured Final Phase Spaces shall terminate for the remainder of the Lease Term.

         Upon Landlord's recapture of any of the Second Phase Spaces or the Final Phase Spaces pursuant to this Section 2, Landlord shall have the right to allocate such recaptured Spaces to other tenants of the Building.

         IIII. Unavailability of Spaces. In the event that all or a portion of the Spaces become unavailable to Tenant due to casualty damage, flooding, condemnation or repairs, Landlord shall use best efforts to provide Tenant with reasonably satisfactory alternative parking arrangements until the use of such Spaces is restored. Notwithstanding anything contained herein to the contrary, Tenant shall have no right to terminate this Lease by reason of such loss of available parking, but Tenant shall be entitled to abate payment of the Parking Charges relating to any such Spaces until such time as the use of such Spaces (or reasonable satisfactory alternative spaces) is restored.


Exhibit "E", Parking Agreement - Page 1

         JJJJ. Limitations of Liability. All motor vehicles shall be parked in the Spaces at the sole risk of Tenant, its employees, agents, invitees and licensees, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and security of such vehicles (or the contents thereof). LANDLORD SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY PROPERTY DAMAGE AND/OR PERSONAL INJURY WHICH MIGHT OCCUR IN THE PARKING AREAS OR AS A RESULT OF OR IN CONNECTION WITH THE PARKING OF MOTOR VEHICLES IN ANY OF THE SPACES. TENANT HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD LANDLORD HARMLESS FROM AND AGAINST ANY AND ALL COSTS, CLAIMS, EXPENSES, DAMAGES AND/OR CAUSES OF ACTION WHICH LANDLORD MAY INCUR IN CONNECTION WITH OR ARISING OUT OF THE USE OF THE SPACES BY TENANT OR ITS EMPLOYEES, AGENTS, SUBTENANTS, LICENSEES AND VISITORS.

         KKKK. Rules and Regulations. Tenant and its employees, agents, subtenants, licensees and visitors shall follow the following rules and regulations for the Parking Areas, as the same may be amended or supplemented from time to time in accordance with the terms of Exhibit "C":

                  (1) CARS MUST BE PARKED ENTIRELY WITHIN THE STALL LINES PAINTED ON THE GROUND OR ON THE FLOOR;

                  (2) ALL DIRECTIONAL SIGNS AND ARROWS MUST BE OBSERVED;

                  (3) THE SPEED LIMIT SHALL BE FIVE (5) MILES PER HOUR;

                  (4) PARKING IS PROHIBITED IN AREAS NOT STRIPED FOR PARKING, AISLES, AREAS WHERE "NO PARKING" SIGNS ARE POSTED, IN CROSS-HATCHED AREAS AND IN SUCH OTHER AREAS AS MAY BE DESIGNATED BY LANDLORD OR LANDLORD'S AGENT(S), INCLUDING, BUT NOT LIMITED TO, AREAS DESIGNATED AS "VISITOR PARKING" OR RESERVED SPACES NOT RENTED UNDER THIS PARKING AGREEMENT;

                  (5) EVERY VEHICLE OWNER IS REQUIRED TO PARK AND LOCK HIS OWN CAR;

                  (6) SPACES WHICH ARE DESIGNATED FOR SMALL, INTERMEDIATE OR FULL-SIZED CARS SHALL BE SO USED; NO INTERMEDIATE OR FULL-SIZE CARS SHALL BE PARKED IN PARKING SPACES LIMITED TO COMPACT CARS; AND

                  (7) NO VEHICLE MAY BE STORED IN THE PARKING AREAS (ANY VEHICLE REMAINING IN THE PARKING AREAS WITHOUT INTERRUPTION FOR FIVE [5] BUSINESS DAYS IS DEEMED TO HAVE BEEN STORED IN THE PARKING AREAS).

                  (8) NO PARKING BY TENANT AND ITS EMPLOYEES, AGENTS, SUBTENANTS, LICENSEES, AND VISITORS SHALL BE PERMITTED IN ANY PORTION OF THE PARKING GARAGE WHICH IS NOT A PART OF THE OFFICE PORTION OF THE PARKING GARAGE.

         LLLL. Default. Upon the occurrence of an Event of Default by Tenant under the Lease, Landlord shall be entitled to terminate Tenant's right to utilize the Spaces in accordance with the exercise of Landlord's right to terminate the Lease or Tenant's right to possession of the Premises under
Section 27 of this Lease.

         MMMM. Limitation of Access. Landlord shall be entitled to utilize whatever access device Landlord deems necessary (including, but not limited to, the issuance of parking stickers or access cards), to assure that only authorized persons will use the Parking Areas.

         NNNN. Parking. The Parking Areas are provided for the non-exclusive and common use of Landlord, all tenants of the Building, and their respective employees, agents, subtenants, licensees, visitors, guests and invitees. In addition, certain portions of the Parking Garage are dedicated to the use of the retail and residential portions of the Addison Circle development. Utilization of the unreserved portions of the Parking Areas is therefore subject to availability (and Landlord shall have no obligation to provide a specific number of surface parking spaces to Tenant). Tenant and Tenant's employees, customers and invitees shall have no right to park in those portions of the Parking Garage which are not a part of the Office Portion of the Parking Garage. In the event any person shall wrongfully park in any of the Parking Areas or any portion of the Parking Garage which is not a part of the Office Portion of the Parking Garage, or in the event any personnel shall violate the rules and regulations set forth in Section 5 of this Parking Agreement, Landlord shall be entitled and is hereby authorized to place a wheel lock or


Exhibit "E", Parking Agreement - Page 2
other device restricting mobility upon such vehicle or have any such vehicle towed away, at the sole risk and expense of the vehicle owner.



Exhibit "E", Parking Agreement - Page 3

                            ANNEX 1 (TO EXHIBIT "E")

                       LOCATION OF RESERVED PARKING SPACES



[A parking plan showing the location of the seven (7) reserved parking spaces on the first ramp up from the first level of the Parking Garage is attached to this cover page.]



Annex 1 (to Exhibit "E"), Location of Reserved Parking Spaces - Cover Page

                                   EXHIBIT "F"

                        FORM OF CONFIDENTIALITY AGREEMENT


         THIS CONFIDENTIALITY AGREEMENT (this "Agreement"), dated as of ____________, is entered into by________________________________________________
______________________________________________________________________, a
____________________ ("Tenant"), and ___________________________________
("Auditor"), for the benefit of SIERRA OFFICE VENTURE ONE, LTD., a Texas limited partnership ("Landlord").

                          W I T N E S S E T H  T H A T:

         WHEREAS, in connection with that certain Lease (the "Lease") dated _________________, between Landlord and Tenant, Tenant has the right to hire an independent accounting firm to audit Landlord's books and records pertaining to Basic Operating Costs (as defined in the Lease); and

         WHEREAS, it is expected that in connection with such audit, Tenant and Auditor will receive or have access to Confidential Information (defined below); and

         WHEREAS, as a condition of Tenant's audit right, Landlord requires that Tenant and Auditor keep confidential the Confidential Information.

         NOW, THEREFORE, in consideration of and as a condition of Tenant's audit right and in consideration of payment by Tenant for Auditor's services for performing the audit, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, Auditor and Tenant agree as follows, for the benefit of Landlord:

         OOOO. Auditor and Tenant acknowledge that the information which Auditor and Tenant may receive in connection with such audit is non-public, confidential and/or proprietary information relating to Landlord, its business operations and the Complex, and that Landlord would be irreparably damaged if such information were disclosed to or utilized on behalf of any other person (including Auditor and Tenant), firm, corporation or any other tenant of the Complex for any reason other than Tenant's audit of Landlord. Auditor and Tenant agree that any information given to Auditor or Tenant by Landlord during the course of such audit is, and shall remain, property owned by Landlord, and neither Auditor nor Tenant shall have any right in or to such information, other than to use the information for the purposes set forth in the Lease.

         PPPP. Auditor and Tenant agree to keep confidential, and agree to cause their employees, associates, agents and advisors to keep confidential, any information belonging to Landlord and any information not generally known to the public about the business and affairs of Landlord, including, without limitation, (a) all books, manuals, records, memoranda, projections, business plans, tenant lists, cost information, contractual relationships, and (b) other information, whether computerized, written or oral, relating specifically or generally to Basic Operating Costs, the Complex and the business operations of Landlord (the "Confidential Information").

         QQQQ. Auditor and Tenant each hereby represent and warrant that its internal policies, procedures and practices are adequate to safeguard against any breach of this Agreement by it or its employees, associates, agents and advisors, and Auditor and Tenant each agree to maintain such internal policies, procedures and practices as are necessary to adequately safeguard against a breach of this Agreement.

         RRRR. The phrase "to keep confidential," as used herein, means that the information or document, including the content, substance or effect of such information or document, (a) shall not be disclosed or distributed by Auditor or Tenant to any other person, firm, organization or entity, including to any associate, agent, advisor or affiliate of Auditor or Tenant not directly involved in the audit, or to any other tenant of the Complex, (b) shall not be utilized by either Auditor or Tenant for any purpose other than as described in the Lease.

         SSSS. Notwithstanding anything to the contrary set forth herein, in the event that Auditor or Tenant is required to do so in legal, arbitration, governmental or regulatory proceedings, Auditor or Tenant may disclose only that portion of the Confidential Information which its counsel advises in writing that it is legally compelled to disclose and will exercise its best efforts to obtain assurances that confidential treatment will be accorded such Confidential Information even after such disclosure.

         TTTT. Auditor and Tenant acknowledge that the subject matter of this Agreement is unique and that no adequate remedy at law would be available for breach of the obligations specified herein.


Exhibit "F", Form of Confidentiality Agreement - Page 1

Accordingly, in the event of a breach or threatened breach by Auditor or Tenant of the provisions of this Agreement, Landlord shall, in addition to any other rights and remedies available to it, at law or in equity, be entitled to injunctive relief by a court or agency of competent jurisdiction enjoining and restraining the violating party from committing or continuing any violation of this Agreement.

         UUUU. Any waiver by Landlord of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same or of any other provision hereof.

         VVVV. In case any one or more of the provisions or parts of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; and this Agreement shall, to the fullest extent possible, be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provision or part shall be reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         WWWW. This Agreement shall be binding upon Tenant, Auditor and their successors and assigns for the benefit of Landlord, and shall be fully enforceable by Landlord against Tenant, Auditor and their successors and assigns.

         XXXX. This Agreement may be amended or modified in whole or in part, only by an instrument in writing signed by Landlord, Tenant and Auditor.

         YYYY. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Texas, without regard to conflicts of law principles. Venue for any action arising herefrom shall be in Dallas County, Texas, and the parties hereto submit themselves to the jurisdiction of the state and federal courts of Dallas County, Texas.

         IN WITNESS WHEREOF, Tenant and Auditor have duly executed this Agreement as of the date first above written.

                                     TENANT:

                                              ,
                                     a


                                     By:
                                              Name:
                                              Title:
                                     Date:


                                     AUDITOR:

                                              ,
                                     a


                                     By:
                                              Name:
                                              Title:
                                     Date:


Exhibit "F", Form of Confidentiality Agreement - Page 2

                                   EXHIBIT "G"

                                RIGHTS OF REFUSAL


         If, during the initial Lease Term, Landlord shall receive an offer or offers which Landlord is willing to accept (individually or collectively, an "Offer") to lease vacant space within the following areas, to-wit: (i) approximately 15,393 square feet of Rentable Area on the 8th floor of the Building (the "First Right Space"), (ii) an additional approximately 15,393 square feet of Rentable Area on the 8th floor of the Building (the "Second Right Space"), and (iii) approximately 10,000 square feet of Rentable Area on the 5th floor of the Building (the "5th Floor Space") (the First Right Space, the Second Right Space and the 5th Floor Space being hereinafter referred to collectively as the "Refusal Space") and provided that the Lease is in full force and effect and there is no uncured Event of Default under the Lease, Tenant shall have a continual right (the "Refusal Right") to lease all (but not part) of the portion of the Refusal Space that is the subject of the Offer (the "Subject Space") upon substantially the same terms and conditions contained in the Offer. If, within five (5) business days after Tenant receives written notice of the Offer (including a statement of the material terms and conditions thereof), Tenant does not notify Landlord in writing that Tenant elects to lease the Subject Space, then Landlord may enter into a lease with the prospective tenant or tenants who made the Offer on substantially the same terms and conditions contained therein and, in the event Landlord enters into such a lease with such prospective Tenant, Tenant's rights under this Exhibit "G" shall terminate and be of no further force or effect. In addition, if the Subject Space is less than all of the Refusal Space, Tenant's failure to exercise the Refusal Right with respect to the Subject Space shall not prejudice its Refusal Right with respect to the remainder of the Refusal Space. Except as provided in the preceding two sentences, the failure of Tenant to exercise the Refusal Right within the time period set forth herein shall constitute a waiver and termination of the Refusal Right with respect to that portion of the Refusal Space which was the subject of the Offer. If Tenant timely notifies Landlord of its intention to lease the Subject Space, Landlord and Tenant shall promptly enter into an amendment to this Lease adding the Subject Space to the Premises and otherwise incorporating the terms and conditions of the Offer. This Refusal Right is personal to Tenant and is not assignable to any third parties, including, but not limited to, any assignee or sublessee of Tenant. Notwithstanding anything to the contrary set forth herein, Tenant hereby acknowledges that the Refusal Right with respect to the First Right Space shall be a right of first refusal and shall not be subordinate to the rights of any other tenants of the Building, but the Refusal Right with respect to the Second Right Space and with respect to the 5th Floor Space shall be subordinate to any other existing or future rights granted by Landlord to other tenants of the Building with respect to the Second Right Space and the Fifth Floor Space, respectively (it being acknowledged that Landlord has previously granted a right of first refusal with respect to the Fifth Floor Space to The Staubach Company).

         Any capitalized terms not defined in this Exhibit "G" shall have the meaning set forth in the Lease to which this Exhibit "G" is attached.


Exhibit "G", Rights of Refusal - Solo Page

                                   EXHIBIT "H"

                                 RENEWAL OPTION

         Provided that, at the time of Tenant's exercise of an Option (hereinafter defined) and upon the commencement of each Renewal Term (hereinafter defined), this Lease is in full force and effect, and there is no uncured Event of Default under this Lease, Tenant shall have the option (an "Option") to renew this Lease as follows:

         Tenant may, by notifying Landlord of its election in writing ("Tenant's First Renewal Notice") not less than two hundred seventy (270) days prior to the end of the Lease Term, renew the Lease for five (5) additional years (the "First Renewal Term"). Further, Tenant may, by notifying Landlord of its election in writing ("Tenant's Second Renewal Notice") not less than two hundred seventy
(270) days prior to the end of the First Renewal Term, renew this Lease for five
(5) more additional years (the "Second Renewal Term"). Hereinafter, Tenant's First Renewal Notice and Tenant's Second Renewal Notice may be cumulatively referred to as "Tenant's Renewal Notice." Hereinafter, the First Renewal Term and the Second Renewal Term may be cumulatively referred to individually as the "Renewal Term" and collectively, the "Renewal Terms." Each Renewal Term shall commence on the date next following the expiration date of the Lease Term or the current Renewal Term and shall continue for sixty (60) months thereafter. Such renewal shall include the Premises, as well as any other space within the Building then being leased by Tenant as of the date of exercise of the Option. The renewal of this Lease will be upon the same terms, covenants and conditions applicable during the Lease Term, as provided in the Lease, except that:

                  0.103.0.0.1. THE BASE RENTAL PAYABLE DURING THE APPLICABLE RENEWAL TERM SHALL BE AN AMOUNT EQUAL TO THE MARKET RENTAL RATE (AS DEFINED BELOW) AS OF THE DATE ON WHICH SUCH RENEWAL TERM COMMENCES;

                  0.103.0.0.2. THE TERM "LEASE TERM" SHALL BE DEEMED TO INCLUDE THE APPLICABLE RENEWAL TERM;

                  0.103.0.0.3. NO CONCESSIONS APPLICABLE DURING THE INITIAL LEASE TERM (SUCH AS CONSTRUCTION ALLOWANCES, MOVING ALLOWANCES OR FREE
         RENT) SHALL BE APPLICABLE DURING ANY RENEWAL TERM; AND

                  0.103.0.0.4. TENANT SHALL POSSESS NO FURTHER RENEWAL OPTIONS AFTER THE EXPIRATION OF THE SECOND RENEWAL TERM. IN ADDITION, IF TENANT FAILS TO EXERCISE THE OPTION FOR THE FIRST RENEWAL TERM, THE OPTION FOR THE FIRST RENEWAL TERM AND THE SECOND RENEWAL TERM SHALL IMMEDIATELY TERMINATE.

         As used herein, the phrase "Market Rental Rate" shall mean the rate of base rental being charged for similar transactions for comparable space (including factors such as size, age, location and condition of the premises and the improvements in place therein) within buildings (including, but not limited to, the Building) within the Market Area during the previous six (6) months with tenants of a size and having a financial condition comparable to that of Tenant.

         Within thirty (30) days after receipt of Tenant's Renewal Notice (and any required supporting information), Landlord shall notify Tenant in writing of the Market Rental Rate. Landlord and Tenant will in good faith attempt to determine the Market Rental Rate to be used to calculate the Base Rental. In the event that the parties cannot agree on the Market Rental Rate, Landlord and Tenant shall agree, such agreement not to be unreasonably withheld or delayed, on an M.A.I. appraiser, who will determine the Market Rental Rate to be used to calculate the Base Rental, which determination will be binding upon the parties. Each party will pay one-half (1/2) of the cost of the appraisal. Within fifteen
(15) days thereafter, Tenant shall notify Landlord that Tenant either (a) accepts Landlord's renewal terms, in which event the parties shall promptly enter into an amendment to the Lease incorporating such terms, or (b) reject Landlord's renewal terms, in which event the Lease shall end at the expiration of the initial Lease Term and Landlord shall have no further obligations or liability hereunder. The failure of Tenant to respond within such fifteen (15) day period shall be deemed rejection of Landlord's terms.

         The failure of Tenant to exercise the Renewal Option within the time period set forth herein shall constitute a waiver and termination of such Renewal Option. This Renewal Option is personal to Tenant and is not assignable to any third parties, including, but not limited to, any assignee or sublessee of Tenant.


Exhibit "H", Renewal Option - Page 1

         Any capitalized terms not defined in this Exhibit "H" shall have the meaning set forth in the Lease to which this Exhibit "H" is attached.


Exhibit "H", Renewal Option - Page 2

                                   EXHIBIT "I"

                       DESCRIPTION OF BASE BUILDING PLANS


          [Description of Base Building Plans follows this cover page.]


Exhibit "I", Description of Base Building Plans - Cover Page

                                   EXHIBIT "J"

                                 DESIGN CRITERIA



                   [Design Criteria follows this cover page.]



Exhibit "J", Design Criteria - Cover Page

                                   EXHIBIT "K"



Exhibit "K", Permitted Encumbrances - Solo Page

                             PERMITTED ENCUMBRANCES





Exhibit "K", Permitted Encumbrances - Solo Page